UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

ACTIVISION BLIZZARD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

NOTICE OF 2018
ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

Tuesday, June 26, 2018 at 9:00 a.m., Pacific Time

3100 Ocean Park Boulevard

Santa Monica, California 90405

Dear Fellow Stockholders:

I cordially invite you to join me and the other members of Activision Blizzard, Inc.’s Board of Directors at the company’s 2018 annual meeting of stockholders. This proxy statement contains information about the meeting and will serve as your guide to the matters on which you will be asked to vote.

At Activision Blizzard, we know that feedback from our stockholders is essential to our continued success. Regardless of the number of shares you own, this meeting is a wonderful opportunity for you to learn more about developments at our company and, more importantly, to express your opinions and play a part in Activision Blizzard’s future. If you can’t attend the meeting, please share your thoughts or concerns with us by email at ir@activision.com or in care of our Corporate Secretary at Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405.

Thank you for your continued support of Activision Blizzard.

Sincerely,

Robert A. Kotick

Chief Executive Officer

April 30, 2018

The proxy statement and our 2017 annual report to stockholders are each available at: https://materials.proxyvote.com/00507V

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    1

3100 Ocean Park Boulevard

Santa Monica, California 90405

Notice of 2018 Annual Meeting
of Stockholders

WHEN:

Tuesday, June 26, 2018
9:00 a.m. (Pacific Time)

WHERE:

Equity Office facilities
3200 Ocean Park Boulevard
Santa Monica, CA 90405

AGENDA:

1.	Elect ten directors for a one-year term
2.	Request advisory approval of our executive compensation
3.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018

WAYS TO VOTE:

BY INTERNET

www.proxyvote.com

BY TELEPHONE

Call (800) 690-6903 or the number on your
voting instruction form.

BY MAIL
Sign, date and return your voting instruction form.

The Annual Meeting of Stockholders of Activision Blizzard, Inc. will be held at the Equity Office facilities at 3200 Ocean Park Boulevard, Santa Monica, California 90405, on Tuesday, June 26, 2018, at 9:00 a.m., Pacific Time.

The Activision Blizzard, Inc. Board of Directors has fixed April  27, 2018, as the record date for determining the stockholders entitled to receive notice of, and to vote at, the annual meeting.

Your vote is important. Whether or not you plan to attend the meeting, I urge you to promptly vote your shares by proxy by following the instructions beginning on page 16 of the enclosed proxy statement. If you are able to attend the meeting and wish to vote in person, you may withdraw your proxy at that time. If you do plan to attend the meeting, please see page 16 of the enclosed proxy statement for information regarding what you must bring with you to gain admittance.

By Order of the Board of Directors

Jeffrey A. Brown

Corporate Secretary

April 30, 2018

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    3

Table of Contents

PROXY SUMMARY	6
Voting Matters and Board Recommendations	6
Director Nominees	6
Executive Compensation Highlights	7
Our Conservative Equity Granting Practices	8
2017 Financial and Operational Highlights	8
Corporate Governance Highlights	10
Incorporation of Stockholder Feedback	11
PROXY STATEMENT	12
GENERAL	12
PROCEDURAL MATTERS	14
PROPOSAL 1 ELECTION OF DIRECTORS	17
CORPORATE GOVERNANCE MATTERS	22
Overview	22
Board of Directors and Committees	22
Compensation Risk Management	31
Stockholder Engagement Process	31
Our Executive Officers	32
Executive Succession Planning	32
Stock Ownership Guidelines	32
Political Activities	32
Corporate Governance Principles and Policies	33
Code of Conduct	33
Additional Corporate Governance Documentation	33
Diversity and Inclusion Initiatives	33
EXECUTIVE COMPENSATION	34
Compensation Discussion and Analysis	34
Overview	34
Compensation Principles and Objectives	40
Decision-Making Approach to Executive Compensation	41
Elements of Our Executive Compensation Program for 2017	44
Compensation Committee Report	51
Summary Compensation Table	52
Grants of Plan-Based Awards for 2017	54
Outstanding Equity Awards at December 31, 2017	58
Option Exercises and Stock Vested for 2017	60
Employment Agreements	60
Potential Payments upon Termination or Change of Control	72
CEO Pay Ratio	81

Back to Contents

PROPOSAL 2 ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION	82
DIRECTOR COMPENSATION	83
General	83
Cash Compensation	83
Equity Compensation	83
Stock Ownership Guidelines	84
Indemnification	84
Compensation for 2017	84
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	86
Policies and Procedures Regarding Transactions with Related Parties	86
Relationships and Transactions	87
AUDIT-RELATED MATTERS	88
Independent Registered Public Accounting Firm Fees	88
Pre-Approval Policies and Procedures	88
Audit Committee Report	89
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	90
BENEFICIAL OWNERSHIP MATTERS	92
Security Ownership of our Officers and Directors	92
Security Ownership of Holders of More Than 5% of Our Common Stock	94
Section 16(a) Beneficial Ownership Reporting Compliance	94
EQUITY COMPENSATION PLAN INFORMATION	95
DIRECTOR NOMINATIONS AND OTHER STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING; COMMUNICATING WITH OUR BOARD	96
AVAILABILITY OF PROXY MATERIALS ON THE INTERNET; DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS; FINANCIAL AND OTHER INFORMATION	98
OTHER MATTERS	100
HELPFUL RESOURCES	101
APPENDIX A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES	102

Back to Contents

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement for the 2018 annual meeting of the stockholders of Activision Blizzard, Inc., a Delaware corporation (the “Company”). This summary does not contain all of the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding the Company’s 2017 performance, please review our annual report to stockholders for the period ended December 31, 2017, which is being provided to our stockholders at the same time as this proxy statement. Capitalized terms used in this summary are defined elsewhere in the proxy statement.

Voting Matters and Board Recommendations

Stockholders are being asked to vote on the following matters at the 2018 Annual Meeting of Stockholders.

Our Board’s Recommendation

Item 1. Election of Directors (page 17)	FOR each Director Nominee

Our Board and its Nominating and Corporate Governance Committee believe that our ten director nominees possess the qualifications necessary to provide proper oversight of the Company’s business for the benefit of the Company’s stakeholders.

Item 2. Advisory vote to approve our executive compensation (page 82)	FOR

Our Board and its Compensation Committee believe that our compensation policies and practices are effective in enabling us to achieve our financial, operational, and strategic goals and that the compensation paid to our named executive officers has allowed, and will continue to allow, us to attract, retain, and motivate the key executive talent responsible for our recent and long-term success.

Item 3. Ratify the appointment of our independent registered public accounting firm (page 90)	FOR

Our Board and its Audit Committee believe that continued retention of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

Director Nominees

Set forth below is certain information about the nominees for election to our Board of Directors, each of whom currently serves on our Board:

Name	Age	Director Since	Principal Occupation	Independent	Other Public Boards	Committee Memberships
						Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Reveta Bowers	69	2018	Independent Governance and Organizational Consultant		—
Robert Corti	68	2003	Retired CFO of Avon Products		—
Hendrik Hartong III	51	2015	Chairman and CEO of Brynwood Partners		—
Brian Kelly (Chairman)	55	1995	Chairman of the Board of Activision Blizzard	—	—
Robert Kotick	55	1991	CEO of Activision Blizzard	—	1
Barry Meyer	74	2014	Retired Chairman and CEO of Warner Bros. Entertainment		—
Robert Morgado (Lead Independent Director)	75	1997	Retired Chairman and CEO of Warner Music Group		—
Peter Nolan	59	2013	Senior Advisor to Leonard Green & Partners		—
Casey Wasserman	43	2015	Chairman and CEO of Wasserman		1
Elaine Wynn	76	2013	Co-founder of Wynn Resorts		—
Member
Chairperson

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    6

Back to Contents

Executive Compensation Highlights

Our Compensation Practices are Designed to Align Pay with Performance

Our employees are our most valuable asset. Our industry is intensely competitive and constantly evolving. Our executives and many of our other highly skilled employees are often sought after by our competitors, both established and new. As such, it is necessary for us to offer our executives competitive total compensation to attract, retain, and motivate them.

Our executive compensation program has three primary components: (1) base salary; (2) short-term incentives, in the form of annual cash bonuses; and (3) long-term incentives, in the form of equity awards, including stock options and performance-based vesting restricted share units.

Primary Components of Executive Compensation Base Salary Short-Term Incentives (Cash Bonuses) Long-Term Incentives (Equity Awards)

The program is designed to align the interests of our executive officers with those of our stockholders by providing a significant portion of compensation in the form of performance-based bonuses and equity awards. For 2017, 94% of the CEO’s total compensation, and 88% of the average total compensation of the remaining named executive officers, was performance-based.

Elements of Our Executive Compensation Program for 2017

An overview of the primary elements of our executive compensation program and their purposes is presented below. Not all of these elements are applicable to all named executive officers (i.e., NEOs). We aim to incentivize our executives to drive corporate financial performance by basing a significant portion of their compensation on achieving financial and strategic objectives.

Compensation Element*	Purpose	Principal Actions for 2017
Base Salary	Compensate for day-to-day responsibilities.

Mr. Kotick’s base salary in 2017 was 26% lower than in 2016. As part of the annual salary review process in early 2017, the salaries of the other NEOs with the Company at that time were increased between 0% and 5%.

Annual bonus—Corporate Annual Incentive Plan (i.e., CAIP)	Drive annual overall and/or business unit financial results, as well as individual contributions toward strategic and operational initiatives.

Financial metrics for all NEOs participating in the CAIP (i.e., all but Mr. Zacconi) included profitability and free cash flow measures. NEOs received CAIP-related payouts ranging between 76 % and 79% of their target bonus, as a result of performance vis-à-vis the underlying financial and specific, measurable, and non-subjective strategic objectives. For 2017, the Compensation Committee did not apply incremental judgment or discretion in determining CAIP bonus payouts and such awards directly reflected performance against the specific objectives established by the Compensation Committee at the beginning of the year.

Annual bonus—profit sharing plans (i.e., the Morhaime Profit Sharing Plan and the King Profit Sharing Plan)	Drive business unit financial results, which, in turn, will drive our overall financial results.	Mr. Morhaime received a payment based on Blizzard’s operating profit*. Similarly, Mr. Zacconi received a payment based on King’s operating profit.
Equity awards (i.e., performance-based vesting restricted share units and stock options)	Create alignment with stockholders, drive long-term stockholder value and promote employee retention.	Each of our named executive officers, with the exception of Mr. Zacconi, received performance-based equity awards with multi-year vesting during 2017.
Limited double-trigger change-of-control and termination payments/benefits	Ensure balanced assessment of, and contribution to, merger and acquisition activity and fair treatment in the event of termination.

No NEOs or other employees have “single trigger” change-of-control protection. Only Messrs. Kotick and Zacconi have change-of-control protection, and that protection requires a termination after a change of control (i.e., a “double trigger”).

During 2017, no change-of-control or termination payments were triggered for any NEOs.

*

In addition to the compensation elements described above, during 2017, Mr. Morhaime also participated in the Blizzard Holiday Plan, a broad-based program for employees of Blizzard. Blizzard has eliminated the plan and, as such, Mr. Morhaime will not be receiving a bonus thereunder in 2018 or thereafter. In addition, our newly hired executive officers—Messrs. Johnson and Neumann—each received an inducement to enter into his employment agreement.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    7

Back to Contents

Summary of Compensation Paid to our Named Executive Officers for 2017

The following table sets forth certain summarized information with respect to the compensation earned by our NEOs during 2017. For the complete Summary Compensation Table, including the notes that accompany it, along with compensation for prior years, please see page 52.

Name and Principal Position	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Robert Kotick Chief Executive Officer	1,750,000	—	19,553,653	4,498,896	2,808,688	87,138	28,698,375
Spencer Neumann Chief Financial Officer	503,461	1,000,000	4,151,199	2,800,076	1,009,481	1,590	9,465,807
Dennis Durkin Chief Corporate Officer and Former CFO	870,902	—	3,287,840	699,706	916,485	27,212	5,802,145
Collister Johnson President and Chief Operating Officer	675,000	1,000,000	2,984,205	5,990,128	494,844	55,263	11,199,440
Michael Morhaime President and CEO, Blizzard	991,983	369,218	3,049,205	4,197,078	3,651,419	48,278	12,307,181
Riccardo Zacconi CEO, King	549,598	—	—	5,128,966	9,113,000	8,112	14,799,676

Our Conservative Equity Granting Practices

While we believe that equity awards are an important part of our compensation program, we continue to be very judicious in the granting of equity awards to our employees. Our average equity usage for the past three years is among the bottom one-third of our comparator group.

2017 Financial and Operational Highlights

$ BILLION We generated GAAP net revenues of $7.0 billion in 2017. MINUTES PER DAY Users spent 50+ minutes per day across Activision, Blizzard, and King, in-line with some of the most engaging online connected platforms in the world. 385 MILLION MAUs We had 385 million MAUs(6) in the fourth quarter of 2017.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement     8

Back to Contents

Our compensation practices have allowed us to attract, retain, and motivate the best talent in our industry, as evidenced by our strong financial and operational performance. For example, during 2017(1):

•

Activision Blizzard generated a record $2.21 billion in annual operating cash flow.

•

Activision delivered record segment operating income of over $1 billion with record operating margin of 38%. Activision released Call of Duty®: WWII and Destiny 2 and offered compelling downloadable content offerings, including Zombies Chronicles for Call of Duty: Black Ops III, Destiny 2’s expansion pass, Call of Duty: WWII’s season pass, and additional live features, services, and content.

•

Blizzard delivered record segment revenues and operating income for a year with no major game release, as they continued to deliver continuous content across franchises including Overwatch®, Hearthstone®, and World of Warcraft®.

•

King grew segment revenues and operating income year-over-year, delivered record mobile net bookings,(2) and increased its average net booking per paying user by a double-digit percentage year-over-year. In the fourth quarter, King had two of the top-10 highest-grossing titles in the U.S. mobile app stores for the seventeenth quarter in a row, with Candy Crush Saga™ and Candy Crush Soda Saga™ at #1 and #2, respectively.(3) The Candy Crush™ franchise grew consumer spend sequentially each quarter in the year.

•

Activision Blizzard delivered an annual record of over $4 billion of in-game net bookings.(2)

•

Activision Blizzard had 385 million Monthly Active Users (i.e., MAUs)(4) in the fourth quarter.

•

After launching pre-season competition in 2017, the inaugural season of the Overwatch League™ started on January 10, 2018 with 12 world-class team owners from across the globe, multiple league and team-level sponsors, a premium viewing experience, and a robust distribution strategy. In its first week, the Overwatch League reached more than 10 million unique viewers across the world with an average audience of more than 280,000 on a per minute basis.

•

Activision’s Call of Duty: WWII was the top-grossing console game of the year globally.(4) The game set a Sony PlayStation milestone as the biggest day 1 digital release ever.(5) Call of Duty has been the number one franchise globally for 8 of the last 9 years.(4)

•

Activision and Bungie’s Destiny 2 was the second-highest-grossing console game in North America for the year,(4) had the largest PC launch in Activision history based on units.

•

King had 290 million MAUs(6) in the fourth quarter, and time spent per player reached a record of 37 minutes per day.

•

Activision had 55 million MAUs(6) in the fourth quarter. For the year, Activision had the top two-grossing console game releases in North America and two of the top-five grossing console game releases worldwide.(4)

•

Activision’s Crash Bandicoot™ N. Sane Trilogy was the number one-selling remastered collection in PS4 history.(4)

•

Blizzard had 40 million MAUs(6) at the end of the year. For the first time, Blizzard had 40 million or more MAUs(6) for each quarter in the year.

•

As of the end of 2017, players spent over 50 minutes per day in Activision, Blizzard, and King games, in line with some of the most engaging online connected platforms in the world.

This performance was a direct result of the focused and disciplined approach taken by our top leadership prior to and during 2017, including continuing to invest in our established franchises, like Call of Duty and World of Warcraft, selectively introducing new franchises, as we have with Destiny, Hearthstone, and Overwatch, and managing our costs prudently. At the same time, the Company has made thoughtful and deliberate investments in esports, advertising, film and television, and consumer products to accelerate the Company’s global growth strategy and leverage our iconic content, franchises, and characters across new and existing opportunities.

(1)

For information on the calculation and reconciliation of GAAP measures to non-GAAP measures, please see Appendix A attached to this proxy statement.

(2)

Net bookings is an operating metric that is defined as the net amount of products and services sold digitally or sold-in physically in the period, and includes license fees, merchandise, and publisher incentives, among others. Net bookings is equal to net revenues excluding the impact from deferrals.

(3)

U.S. ranking for Apple App Store and Google Play Store combined, per App Annie Intelligence for fourth quarter 2017.

(4)

Based on data from the NPD Group, GfK, GSD, and internal estimates.

(5)

Based on blog.us.playstation.com.

(6)

We monitor MAUs as a key measure of the overall size of our user base. MAUs are the number of individuals who accessed a particular game in a given month. We calculate average MAUs in a period by adding the total number of MAUs in each of the months in a given period and dividing that total by the number of months in the period. An individual who accesses two of our games would be counted as two users. In addition, due to technical limitations, for Activision and King, an individual who accesses the same game on two platforms or devices in the relevant period would be counted as two users. For Blizzard, an individual who accesses the same game on two platforms or devices in the relevant period would generally be counted as a single user.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    9

Back to Contents

Corporate Governance Highlights

The Company is committed to adopting and following strong corporate governance practices that benefit all of our stakeholders. We believe that a foundation of good corporate governance creates an environment of accountability for our Board and senior management and otherwise promotes the long-term interests of our stakeholders. Our Board continues to monitor emerging best practices in corporate governance and adopts measures when it determines them to be in the best interests of our stakeholders. Highlights of our corporate governance program include:

Accountability to Our Stockholders	• We elect our directors on an annual basis.
• Our common stock is our only outstanding class of voting stock, and our governance documents do not contain any supermajority voting requirements.
• For each share of our stock outstanding and entitled to vote that a stockholder holds, he or she is entitled to one vote on each matter presented for action.
• Our Bylaws contain a stockholder proxy access provision, which permits certain stockholders to include director nominees in our proxy statements.

•

Our bylaws have a majority voting standard for uncontested elections and a plurality standard for contested elections. Any director failing to receive majority support in an uncontested election must tender his or her resignation.

• We do not have a poison pill or similar anti-takeover provision in place.
• We hold “say-on-pay” votes annually.
Board Independence	• Eight of our ten director nominees are independent.
• We have a separate chairman and chief executive officer.
• We have a lead independent director.
• Our independent directors meet in executive session (i.e., without the presence of management).
Stock Ownership Guidelines
•

Our chief executive officer is expected to beneficially own shares of our common stock with a value at least equal to ten times his or her then-current annual base salary. Mr. Kotick currently holds shares with a value equal to approximately 134 times his current annual base salary.

•

Each other executive officer is expected to, within five years after he or she becomes an officer, beneficially own shares of our common stock with a value at least equal to his or her then-current annual base salary.

•

Each Board member not employed by us or any of our subsidiaries is required to, within four years following his or her election to our Board, beneficially own shares of our common stock with a value at least equal to five times the annual cash retainer we then pay him or her for regular service on our Board.

“Clawback” Policy	• In the event of an earnings restatement, we may “claw back” performance-based compensation (including both short-term and long-term incentives) paid to the executives responsible.
Anti-Hedging Policy	• We prohibit our employees and directors from “shorting” Company stock, engaging in “puts,” “calls,” or other hedging transactions involving Company stock or using margin accounts with Company stock.
Limitations on Pledging Company Stock	• None of our executive officers or directors have any shares of Company stock pledged.
Active Board Oversight of Risk Strategy	• Our Board takes an active role in overseeing risk management and providing strategic guidance to the Company.

•

Our Board annually reviews the conclusions and recommendations of our management with respect to current and future potential strategic enterprise-level risks, as well as the strategies used to mitigate such risks.

• Our Board delegates certain risk management oversight functions to standing committees, each of which regularly reports to our Board.
Annual Board Self-Evaluation	• Our Board annually reviews its performance, as well as the performance of each of its standing committees.
Independent Board Committees	• All of the members of each of our three standing Board committees—our Audit Committee, our Compensation Committee, and our Nominating and Corporate Governance Committee—are independent.
Active Stockholder Engagement
•

During 2017, we reached out to investors in the fall, expanding upon the outreach we conduct in the spring with respect to our executive compensation and governance practices and enhancing the ongoing communications we have with our stockholders regarding our financial performance throughout the year.

Active Succession Planning	• Our Board actively engages in chief executive officer succession planning and reviews succession plans for our other senior-most officers annually.
• Our Nominating and Corporate Governance Committee oversees risks associated with overall governance and Board succession planning.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    10

Back to Contents

Incorporation of Stockholder Feedback

The Company regularly engages with key stockholders to solicit feedback as part of an effort to remain aware of our stockholders’ perspectives with respect to our executive compensation and governance practices, as well as any other matters of importance to them. The feedback we have received has been instrumental in shaping decisions relating to our executive compensation and corporate governance programs. In advance of last year’s annual meeting, members of our management and, in certain instances, the Chairman of our Compensation Committee reached out to stockholders who collectively held approximately 60% of our Common Stock, and spoke with each such holder who was willing to speak with us. Again, in the fall of 2017, in an effort to gain additional perspective, members of our management reached out to stockholders who collectively held approximately 60% of our Common Stock and spoke with each such holder who was willing to speak with us, including with respect to recent “say-on-pay” votes. These efforts enhance the ongoing communications we have with our stockholders regarding our financial and operational performance, and expand upon the outreach to stockholders that we have conducted in connection with our annual meetings for the last several years.

Publish proxy statement and annual report to shareholders Active outreach with top investors to discuss key items to be voted on at Annual Meeting Annual Meeting of Shareholders WINTER SPRING Our Board considers investor feedback throughout the year SUMMER Review voting results from our most recent Annual Meeting Share investor feedback with our Board and its committees Review compensation and governance trends and best practices with our Board and its committees FALL Active outreach to top investors to understand their priorities and discuss their concerns Share investor feedback with our Board and its committees

The Company reviews feedback sent to us from each of our stockholders, no matter the size of its holdings. If you would like to communicate directly with our full Board, our independent directors, any committee of our Board, any other group of directors or any individual director, you may send written correspondence addressed to such director or directors in care of our Corporate Secretary at Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405.

Our Board and its committees take the feedback received from stockholders seriously and will continue to incorporate such feedback into their decision-making processes. We believe that the actions we have taken, as well as our continued dialogue with our stockholders, advance our compensation and corporate governance practices in a manner that is both responsive to the input we receive and appropriate for the Company.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    11

Back to Contents

PROXY STATEMENT

GENERAL

Purpose of this Proxy Statement

This proxy statement is furnished in connection with the solicitation by our Board of Directors (our “Board”) of proxies from holders of issued and outstanding shares of the Company’s common stock, par value $0.000001 per share (“Common Stock”). The proxies being solicited will be used at the annual meeting of our stockholders to be held on Tuesday, June 26, 2018, at the Equity Office facilities at 3200 Ocean Park Boulevard, Santa Monica, California 90405, at 9:00 a.m., Pacific Daylight Time, and at any adjournment or postponement of the meeting (the “Annual Meeting”). All references in this proxy statement to “the Company”, “we”, “us”, “our”, and “Activision Blizzard” refer to Activision Blizzard, Inc.

Notice of Internet Availability of Proxy Materials

We will be mailing a notice regarding the internet availability of these proxy materials (containing instructions on how to access the proxy materials and vote shares through the internet) to stockholders on or about April 30, 2018.

Financial Measures Used in this Proxy Statement

Use of Non-GAAP Financial Measures

All financial measures used in this proxy statement are presented in accordance with generally accepted accounting principles (“GAAP”), unless explicitly identified as non-GAAP, including measures we refer to as “non-GAAP (as previously defined)”. For information on the calculation and reconciliation of GAAP measures to non-GAAP measures, please see Appendix A attached to this proxy statement. Internally, our management uses the financial measures identified herein as non-GAAP in assessing our operating results, as well as in planning and forecasting. In particular, our management believes these measures facilitate comparison of operating performance between periods and facilitate an understanding of the operating results of Activision Blizzard by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Further, our management believes that the presentation of these non-GAAP measures provides useful information to measure Activision Blizzard’s financial and operating performance. Non-GAAP measures are not intended to be considered in isolation from, as a substitute for or as more important than the financial information prepared and presented in accordance with GAAP. In addition, non-GAAP measures have limitations in that they do not reflect all of the items associated with the Company’s results of operations as determined in accordance with GAAP. In the future, Activision Blizzard may also consider whether other significant non-recurring items should also be excluded in calculating the non-GAAP measures used by the Company.

Our non-GAAP measures are not based on a comprehensive set of accounting rules or principles, and the terms non-GAAP net revenues, non-GAAP operating income, non-GAAP earnings per share, non-GAAP operating margin, and non-GAAP free cash flow do not have a standardized meaning. Therefore, other companies may use the same or similarly named measures, but exclude different items, which may not provide investors a comparable view of Activision Blizzard’s performance in relation to other companies.

Financial Metrics Used to Measure 2017 Compensation-Related Performance

Consistent with past years, the financial objectives used by our management and our Compensation Committee to assess our employees’ 2017 performance were based on measures we refer to as “non-GAAP (as previously defined),” rather than GAAP or the non-GAAP measures we began using in mid-2016 when reporting our financial results in accordance with the updated Compliance and Disclosure Interpretations issued by the staff of the Securities and Exchange Commission (“SEC”) in May 2016. Non-GAAP (as previously defined) measures and the non-GAAP measures we now use when reporting our financial results only differ with respect to the inclusion (in the non-GAAP measures we now use when reporting our financial results) or exclusion (in “non-GAAP (as previously defined)” measures) of the impact from revenue deferrals accounting treatment on certain of our online-enabled products. Internally, our management uses non-GAAP (as previously defined) measures in assessing our operating results, as well as in planning and forecasting. Our management believes this is appropriate because doing so enables an analysis of performance based on the timing of actual transactions with our customers. In addition, our

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    12

Back to Contents

management believes excluding the change in deferred revenues and the related cost of revenues provides an earlier indication of trends in our operating results. Further, as our management and our Compensation Committee continue to believe that non-GAAP (as previously defined) measures are an effective way to internally assess our operating performance, the Company currently expects to continue utilizing non-GAAP (as previously defined) measures for purposes of compensation-related performance objectives in the future.

Specifically, during 2017, the Compensation Committee used the following non-GAAP (as previously defined) measures to assess the performance of one or more of our named executive officers.

•

AB Adjusted Operating Income. “AB Adjusted Operating Income” means Activision Blizzard’s GAAP operating income, excluding the impacts from share-based compensation, amortization of intangibles from purchase price accounting, fees and other expenses related to our acquisition of King Digital Entertainment Limited (“King”) on February 23, 2016 (the “King Acquisition”) (inclusive of related debt financings and integration costs), restructuring charges, the impact of other unusual or unique tax-related items and activities, and the deferral of revenues and recognition of deferred revenues, along with related cost of revenues, on certain of our online enabled products.

•

AB Adjusted Earnings Per Share. “AB Adjusted Earnings Per Share” is calculated by dividing the AB Adjusted GAAP Net Income by the weighted average diluted shares outstanding, where “AB Adjusted GAAP Net Income” means Activision Blizzard’s GAAP net income, excluding the impacts from the items noted above under “AB Adjusted Operating Income,” along with the associated tax impacts of those items, and significant discrete tax-related items (including amounts related to changes in tax laws, such as a reasonable estimate of the impact of the Tax Cuts and Jobs Act enacted in December 2017 (the “TCJA”)) and amounts related to the potential or final resolution of tax positions.

•

AB Adjusted Free Cash Flow. “AB Adjusted Free Cash Flow” is calculated by subtracting year-over-year cash changes related to working capital (excluding certain one-time items and timing of tax payments) and capital expenditures from AB Adjusted Net Income (as defined under “AB Adjusted Earnings Per Share”).

•

AP Adjusted Operating Income. “AP Adjusted Operating Income” means the GAAP operating income of Activision Publishing, Inc. (“Activision”), excluding the impacts from the items noted above under “AB Adjusted Operating Income.”

•

Blizzard Adjusted Operating Income. “Blizzard Adjusted Operating Income” means the GAAP operating income of Blizzard Entertainment, Inc. (“Blizzard”), excluding the impacts from the items noted above under “AB Adjusted Operating Income.”

•

King Adjusted EBITDA. “King Adjusted EBITDA” means King’s earnings before interest, taxes, depreciation, and amortization and excluding share-based compensation, non-operating income (expense), net finance income (expense), foreign currency exchange gain (loss), acquisition related income (expense), and change in deferred revenue.

•

King Adjusted Operating Income. “King Adjusted Operating Income” means King’s GAAP operating income, excluding the impacts from the items noted above under “AB Adjusted Operating Income.”

Consistent with past years, at the time it established the measures to be used to assess 2017 performance for compensation purposes, the Compensation Committee reserved the discretion to, when measuring performance, exclude the impact of any extraordinary transaction (i.e., a non-recurring corporate transaction or legal expense matter that results in expenses exceeding $10 million for the year). No such adjustments were made for 2017.

When a financial measure is used to assess performance underlying a bonus opportunity under our Corporate Annual Incentive Plan (the “CAIP”) or an equity award the performance of which is determined by reference to an annual operating plan approved by our Board (such plan for any given year, the “AOP”) or long-range strategic plan, constant foreign exchange rates are assumed, which means we convert current period results into United States (“U.S.”) dollars using the average exchange rate at the time we established the targets (e.g., at the time the relevant AOP was established), rather than the actual exchange rates during the relevant period. When a financial measure is used to determine the size of a pool created pursuant to the King Profit Sharing Plan or the Blizzard Profit Sharing Plan, actual exchange rates during the relevant period are used.

References to U.S. Dollars

All dollar amounts referred to in or contemplated by this proxy statement refer to U.S. dollars.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    13

Back to Contents

PROCEDURAL MATTERS

Q:

Who may vote at the Annual Meeting?

A:

Only stockholders of record at the close of business on April 27, 2018 (the “record date”), are entitled to notice of, or to vote at, the Annual Meeting. There were 761,204,842 shares of our Common Stock outstanding and entitled to vote on the record date.

A list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the Annual Meeting and during ordinary business hours at our offices at 3100 Ocean Park Boulevard, Santa Monica, California 90405 for the 10 days prior to the Annual Meeting.

Q:

How many votes may I cast?

A:

For each share of our Common Stock outstanding and entitled to vote that a stockholder holds on the record date, he or she is entitled to one vote on each matter presented for action at the Annual Meeting.

Q:

What if I hold my shares through a broker? What is the difference between holding shares as a “stockholder of record” and holding shares as a “beneficial owner”?

A:

If your shares are held through a broker, bank or any other nominee, you hold your shares in “street name”, and you are considered the “beneficial owner” of those shares. This proxy statement and any accompanying materials have been provided to you by your broker, bank or other holder of record. As a beneficial owner, you are entitled to direct the firm that holds your shares how to vote your shares.

If your shares are registered in your name with our stock transfer agent, Broadridge Financial Solutions, you are the “stockholder of record”. This proxy statement and any accompanying materials have been provided to you directly by Activision Blizzard.

Q:

Can my broker vote my shares without my instruction? What are “broker non-votes”?

A:

If you are a beneficial owner and you do not provide voting instructions to the broker, bank or other nominee that holds your shares in its name, that firm is only allowed to exercise its discretion to vote your shares on “routine” matters, but will not be allowed to vote your shares with respect to any “non-discretionary” items, resulting in a so-called “broker non-vote” with respect to such items. Proposal 3—the ratification of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm—is the only matter for consideration at the Annual Meeting considered to be routine. For all matters other than proposal 3, you must submit voting instructions to the firm that holds your shares if you want your vote to count. A broker non-vote will occur if you do not provide instructions to your broker, bank or other nominee with respect to proposals 1 or 2.

Q:

How many votes must be present in order for business to be conducted?

A:

In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum consists of the presence, in person or by proxy, of a majority of the shares of our Common Stock entitled to vote at the Annual Meeting. Both abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    14

Back to Contents

Q:

What are my voting options with respect to each proposal and how many votes are required to approve each proposal?

A:
Proposal	Voting Options	Vote Required to Adopt Proposal	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes	Effect of Abstentions	Effect of Present but Not Voted Shares
Election of Directors — Proposal 1	For, against or abstain with respect to each nominee	The number of votes cast “for” the nominee exceeds the number of votes cast “against” him or her by the holders of shares present in person or by proxy and entitled to vote at the Annual Meeting	No	No Effect	Against	Against
Advisory Vote to Approve Executive Compensation — Proposal 2	For, against or abstain	Affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting	No	No Effect	Against	Against
Ratification of Appointment of Independent Registered Public Accounting Firm — Proposal 3	For, against or abstain	Affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting	Yes	N/A	Against	Against
Q:

What are the ways I can vote?

A:

Stockholders at the close of business on April 27, 2018, can vote at the Annual Meeting in person or via proxy in the manner described herein. Any stockholder who holds shares in street name through a broker, bank or other nominee will receive separate instructions from the firm holding his or her shares describing the procedures for instructing the voting of those shares.

Q:

How do I vote in person at the Annual Meeting?

A:

Stockholders who wish to vote in person at the Annual Meeting must request a ballot at the meeting. Further, any street-name holder who wishes to vote in person at the Annual Meeting will need to obtain a proxy from the broker, bank or other nominee that is the record holder of his or her shares in order to cast a ballot at the meeting.

Q:

What does it mean to vote by proxy? Who represents my shares at the Annual Meeting?

A:

A vote via proxy authorizes Robert Kotick (our Chief Executive Officer), Collister Johnson (our President and Chief Operating Officer), and Jeffrey Brown (our Corporate Secretary), and each of them, with full power of substitution, to vote and otherwise represent all of the shares that you are entitled to vote at the Annual Meeting, in accordance with your instructions, with the same effect as if you were present at the meeting and voting such shares.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    15

Back to Contents

Q:

How do I vote by proxy?

A:

Stockholders of record may vote by proxy in three ways:

•

Vote by Internet. Record holders can vote online prior to 11:59 p.m., Eastern Time, on June 25, 2018. Go to www.proxyvote.com, which is available 24 hours a day until the deadline. You will need your 16 digit control number which appears on the notice of internet availability of proxy materials or proxy card you received.

•

Vote by Telephone. Record holders can vote by phone prior to 11:59 p.m., Eastern Time, on June 25, 2018. Call (800) 690-6903, which is available 24 hours a day until the deadline. You will need your 16 digit control number which appears on the notice of internet availability of proxy materials or proxy card you received.

•

Vote by Mail. Record holders can vote by mail if they received a printed copy of the proxy card. Complete and return that proxy card in the postage-paid envelope provided. If you are a stockholder of record and you choose to vote by mail, your vote will be counted so long as it is received prior to the closing of the polls at the meeting, but we urge you to complete, sign, date, and return the proxy card as soon as possible.

You need only vote in one way (e.g., if you vote by internet or telephone, you need not return the proxy card).

Q:

What if I vote by proxy but do not provide specific instructions for some or all of the items?

A:

The shares of our Common Stock represented by all valid proxies we receive prior to the Annual Meeting that are not properly revoked prior to being voted at the Annual Meeting will be voted at the Annual Meeting as directed. If no directions are specified, those proxies will be voted FOR each of the ten director nominees named in this proxy statement (proposal 1), FOR the advisory approval of the Company’s executive compensation, as disclosed in this proxy statement (proposal 2), and FOR the ratification of PwC as the Company’s independent registered public accounting firm for 2018 (proposal 3).

Q:

If I have voted by proxy, can I change my vote?

A:

Any stockholder of record may revoke or change that stockholder’s proxy at any time before the proxy is voted at the Annual Meeting by: (1) sending a written notice of revocation of the proxy to our Corporate Secretary at Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405; (2) properly delivering a subsequently dated proxy; or (3) voting in person at the Annual Meeting.

Q:

What do I need to do if I want to attend the Annual Meeting?

A:

You should be prepared to present a valid form of photo identification, such as a driver’s license, state-issued ID card or passport, to gain admittance to the Annual Meeting. In addition, if you are a stockholder of record, your ownership as of the record date must be verified by reference to our records prior to admittance into the Annual Meeting. If you hold shares in street name through a broker, bank or other nominee, you must provide proof of beneficial ownership as of the record date, such as a brokerage account statement or similar evidence of ownership. If you do not provide valid photo identification and otherwise comply with the procedures outlined above, you may not be admitted to the Annual Meeting. Directions to the Annual Meeting can be obtained by contacting our Investor Relations department via phone at (310) 255-2000 or via email at ir@activision.com.

Q:

Will I have dissenters’ rights in connection with the business being considered?

A:

Stockholders have no dissenters’ rights or rights of appraisal under Delaware law, our Certificate of Incorporation or our Bylaws in connection with the election of directors (proposal 1) or proposals 2 or 3.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    16

Back to Contents

PROPOSAL 1

ELECTION OF DIRECTORS

General

Stockholders will elect ten directors at the Annual Meeting. Those elected will serve one-year terms and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation, or removal. Except where otherwise instructed, proxies solicited by this proxy statement will be voted for the election of each nominee. However, if any nominee becomes unable to stand for election as a director at the Annual Meeting, the proxy may be voted for a substitute designated in accordance with our Bylaws.

Director Nominees

In order to have a knowledgeable Board comprised of individuals with distinguished records of leadership and success, the Nominating and Corporate Governance Committee has established criteria it desires in a member of our Board. As a company with a global customer base in the interactive entertainment industry, we consider leadership abilities gained from senior roles as executive officers or board members of large, global corporations in the entertainment field to be particularly relevant to the business of the Company. We believe that our directors bring to our Board the practical wisdom and strong professional characteristics, judgment, and leadership abilities necessary to keep our Company performing competitively in the market. For more about the qualifications we require our directors (and director nominees) to have, see “Corporate Governance Matters—Board of Directors and Committees—Identification of Candidates for Election to our Board—Experience, Skills and Other Characteristics of our Director Candidates” below.

The following are biographical summaries of our director nominees, which describe their noteworthy experience. Also described below are certain individual qualifications and skills of each of our directors that we believe contribute to our Board’s effectiveness and success. For information regarding each nominee’s current Board committee membership, if any, see “Corporate Governance Matters—Board of Directors and Committees—Board Committees” below.

REVETA BOWERS

Ms. Bowers, age 69, has served as an independent governance and organizational consultant for non-profit organizations since 2016. From 1972 to 2016, she served as a teacher and administrator at The Center for Early Education, an independent school for children. From 1993 to 2003, she served on the board of directors of The Walt Disney Company, a global entertainment company.

Independent Governance and Organizational Consultant

Director Since: 2018

Activision Blizzard Committee Membership(s):

•

Compensation Committee

Involvement with Other Organization(s):

•

California Teacher Development Collaborative (CATDC) (seminar faculty member)

•

Common Sense Media (chair of national board of directors)

•

Dream Fund for Scholars (member of advisory board)

•

Edward E. Ford Foundation (member of board of advisors)

•

FEDCO Charitable Foundation

•

L.A. Philharmonic

•

Rossier School of Education, University of Southern California (chair of board of councilors)

•

Teachers College, Columbia University

Key Experience/Qualifications:

•

Extensive public board experience, having served as an outside director of The Walt Disney Company from 1993 to 2003, and as a member of four committees of Disney’s board, including its compensation committee

•

Serves as chair of Common Sense Media, a non-profit organization dedicated to helping children use technology responsibly, safely and effectively

•

At the Center for Early Education, served as an advocate for the use of gaming and technology to enhance childhood education

•

B.A. in humanities from the University of Southern California and M.A. in developmental psychology from the College of Developmental Studies

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    17

Back to Contents

ROBERT CORTI

Mr. Corti, age 68, worked at Avon Products, a global manufacturer and marketer of beauty and related products, for more than 25 years. He joined Avon Products’ tax department as a tax associate in 1976 and held positions of increasing responsibility in the company’s finance department throughout his tenure there, including serving as an executive vice president and the chief financial officer of Avon Products from 1998 until he retired from the chief financial officer role in November 2005 and as an executive vice president in March 2006.

Retired Chief Financial Officer of Avon Products

Director Since: 2003

Activision Blizzard Committee Membership(s):

•

Audit Committee (Chair)

Private Company Directorship(s):

•

Bacardi Limited

Involvement with Other Organization(s):

•

Manhattan Chapter of the Cystic Fibrosis Foundation

Key Experience/Qualifications:

•

Financial expertise, particularly accounting and tax experience, gleaned in part from his long tenure in Avon’s finance department

•

Unique perspective of having helped to guide a large public company with international operations through the changing economic and competitive landscape, gained from having served Avon for more than 25 years and working his way up to increasingly senior roles within that organization

•

Consumer products industry experience from his tenure at Avon

•

Certified public accountant

•

Qualifies as an “audit committee financial expert” and is “financially sophisticated”

•

B.A. in accounting from Queens College and M.B.A. in taxation from St. John’s University

HENDRIK HARTONG III

Mr. Hartong, age 51, joined Brynwood Partners, a private equity firm specializing in the consumer products sector, in 2004, as a managing partner. Mr. Hartong was the president and chief executive officer of Lincoln Snacks Company, a food products company, from 1998, at which point the company was publicly traded, until 2004, when Brynwood Partners divested its ownership in Lincoln Snacks. Prior to joining Lincoln Snacks, Mr. Hartong held various sales and marketing positions of increasing responsibility with Baskin Robbins USA Co. and Nestlé USA, Inc., both of which are food products companies, and, from 1996 to 1998, with Activision, then our principal business unit.

Chairman and Chief Executive Officer of Brynwood Partners

Director Since: 2015

Activision Blizzard Board Committee Membership(s):

•

Audit Committee

Private Company Directorship(s):

•

Brynwood Partners (chairman and chairman of executive committee)

•

Harvest Hill Beverage Company (chairman) (a company in which Brynwood Partners has a controlling ownership interest)

•

Joseph’s Gourmet Pasta Company (chairman) (a company in which Brynwood Partners has a controlling ownership interest)

•

Pearson Candy Company (chairman) (a company in which Brynwood Partners has a controlling ownership interest)

Key Experience/Qualifications:

•

Financial expertise, in particular, from having served as president and chief executive officer of then-publicly traded Lincoln Snacks for six years

•

Wealth of experience in the consumer products industry from his experience guiding Lincoln Snacks and the portfolio companies of Brynwood Partners

•

Qualifies as “audit committee financial expert” and is “financially sophisticated”

•

B.A. in history from Lafayette College and M.B.A. from Harvard University

BRIAN KELLY

Mr. Kelly, age 55, has held various positions of responsibility with Activision Blizzard since 1991, including serving as a director of the Company since July 1995, the co-chairman of our Board of Directors from October 1998 until 2013 and as chairman of our Board of Directors since 2013.

Chairman of the Board of Activision Blizzard Director Since: 1995 Involvement with Other Organization(s): • Call of Duty Endowment (co-founder) • Juvenile Diabetes Cure Alliance (founder and chairman)

Key Experience/Qualifications:

•

Depth of institutional knowledge and understanding of our organization, which he possesses by virtue of his service as a senior executive of the Company from 1991 until 2008 and as a director for more than 20 years

•

Superior leadership skills, devotion to the Company, and commitment to helping to ensure our ongoing success

•

B.A. in accounting from Rutgers University and J.D. from Fordham University School of Law

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    18

Back to Contents

ROBERT KOTICK

Mr. Kotick, age 55, has been a director of Activision Blizzard since February 1991, following his purchase of a significant interest in the Company, which was then on the verge of insolvency, and serves as our Chief Executive Officer. Mr. Kotick was our Chairman and Chief Executive Officer from February 1991 until July 2008, when he became our President and Chief Executive Officer. He served as our President from July 2008 until June 2017, when Mr. Johnson began serving as our President and Chief Operating Officer.

Chief Executive Officer of Activision Blizzard

Director Since: 1991

Other Public Company Directorship(s):

•

The Coca-Cola Company (since 2012)

Involvement with Other Organization(s):

•

Call of Duty Endowment (co-founder and co-chairman)

•

The Center for Early Education (member of board of trustees)

•

Los Angeles County Museum of Art (vice chairman of board and chairman of committee of trustees)

•

Harvard-Westlake School (member of board of trustees)

Key Experience/Qualifications:

•

Depth of institutional knowledge and understanding of our organization, as well as practical experience in a chief executive officer role, that he possesses by virtue of his 25 years of service to the Company, including as our Chief Executive Officer and, previously, as our President and the Chairman of our Board

•

Perspective as a board member at a variety of other organizations and his experience in helping those organizations achieve their diverse goals and overcome a wide range of challenges through changing economic and social times

BARRY MEYER

Mr. Meyer, age 74, retired as the chairman of Warner Bros. Entertainment Inc., an American producer of film, television, and music, at the end of 2013. He joined Warner Bros. as a director of business affairs in 1971 and held positions of increasing responsibility throughout his tenure there, eventually serving as Warner Bros.’ chief executive officer and chairman from October 1999 until March 2013 and as chairman through December 2013. Mr. Meyer founded the consulting firm North Ten Mile Associates following his retirement from Warner Bros., and currently serves as the manager and co-chief executive officer of that firm.

Retired Chairman and Chief Executive Officer of Warner Bros. Entertainment

Director Since: 2014

Activision Blizzard Board Committee Membership(s):

•

Nominating and Corporate Governance Committee

Involvement with Other Organization(s):

•

Federal Reserve Bank of San Francisco (deputy chairman)

•

Academy of Motion Picture Arts & Sciences (member)

•

Academy of Television Arts & Sciences (member and former governor)

•

Hollywood Radio and Television Society (member)

•

Human Rights Watch (director emeritus)

•

Smithsonian National Museum of American History (advisory board)

•

USC School of Cinematic Arts (member of board of councilors)

Key Experience/Qualifications:

•

Over 40 years of leadership and managerial experience in one of the largest entertainment production companies in the world, including serving as its chief executive officer

•

In-depth knowledge of both the business and creative aspects of the entertainment industry, both from his years at Warner Bros. and the leadership positions he held in various cultural institutions dedicated to visual and cinematic arts

•

Wealth of experience in nearly every facet of the entertainment industry

•

Deep understanding of the unique challenges faced by large, multinational public companies

•

B.A. in English from the University of Rochester and J.D. from Case Western Reserve University School of Law

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    19

Back to Contents

ROBERT MORGADO

Mr. Morgado, age 75, is chairman of Maroley Media Group, a media entertainment investment company he established in 1995. He previously served as the chairman and the chief executive officer of Warner Music Group, a music content company comprised of recorded music and music publishing businesses, from 1985 to 1995.

Retired Chairman and Chief Executive Officer of
Warner Music Group

Director Since: 1997

Activision Blizzard Board Committee Membership(s):

•

Compensation Committee (Chair)

•

Nominating and Corporate Governance Committee (Chair)

•

Audit Committee

Private Company Directorship(s):

•

Kaanapali Kai (chairman)

•

Nest Top (controlling shareholder of Nest Family and Nest Learning Systems)

Involvement with Other Organization(s):

•

Maui Arts & Cultural Center

Key Experience/Qualifications:

•

Extensive experience as a chief executive officer and a director at a variety of media and entertainment companies

•

Perspective as the founder and chairman of a media entertainment investment company

•

Qualifies as an “audit committee financial expert” and is “financially sophisticated”

•

B.A. in history and philosophy from Chaminade University of Honolulu and M.P.A. from The State University of New York

PETER NOLAN

Mr. Nolan, age 59, is the chairman of Nolan Capital, a private investment company, and is also a senior advisor to Leonard Green & Partners, L.P., a private equity firm, and was previously the managing partner of Leonard Green & Partners. Prior to becoming a partner at Leonard Green & Partners in 1997, Mr. Nolan served as a managing director and the co-head of Donaldson, Lufkin and Jenrette’s Los Angeles Investment Banking Division from 1990 to 1997, as a first vice president in corporate finance at Drexel Burnham Lambert from 1986 to 1990, and as a vice president at Prudential Securities, Inc. from 1982 to 1986. Prior to 1982, Mr. Nolan was an associate at Manufacturers Hanover Trust Company. Mr. Nolan served on the Company’s Board from December 2003 until July 2008, when he resigned in connection with the 2008 business combination of Activision, Inc. and Vivendi Games, Inc. (the “Vivendi Games Combination”).

Senior Advisor to Leonard Green & Partners

Director Since: 2013 (and from 2003 to 2008)

Activision Blizzard Board Committee Membership(s):

•

Nominating and Corporate Governance Committee

Private Company Directorship(s):

•

AerSale Holdings, Inc. (a company in which Leonard Green & Partners has an ownership interest)

•

Diamond Wipes International, Inc. (a company in which Nolan Capital has an ownership interest)

•

Golden Road Food Services, LLC (a company in which Nolan Capital has an ownership interest)

Key Experience/Qualifications:

•

Extensive experience in corporate finance and investment banking, including leadership roles at large international corporations with worldwide operations

•

Extensive and wide-ranging experience is demonstrated by his current directorships in other companies operating in various industries

•

Depth of institutional knowledge about the Company from his service on our Board from 2003 to 2008

•

B.S. in agricultural economics and finance and M.B.A., both from Cornell University

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement     20

Back to Contents

CASEY WASSERMAN

Mr. Wasserman, age 43, is the chairman and chief executive officer of Wasserman, a sports, entertainment, and lifestyle marketing and management agency that he founded in 2002. Mr. Wasserman also serves as the president and chief executive officer of the Wasserman Foundation.

Chairman and Chief Executive Officer of Wasserman

Director Since: 2015

Activision Blizzard Board Committee Membership(s):

•

Compensation Committee

Other Public Company Directorship(s):

•

Saban Capital Acquisition Corp. (since March 2017)

Private Company Directorships:

•

Vox Media

Involvement in Other Organization(s):

•

LA 2028 Organizing Committee for the Olympic and Paralympic Games 2028 (chairman)

•

Los Angeles County Museum of Art (member of board of trustees)

•

UCLA Centennial Campaign (member of executive committee)

Key Experience/Qualifications:

•

Extensive management expertise in entertainment, sports, and lifestyle marketing gained from his work as chairman and chief executive officer of Wasserman, which represents brands, properties, and talent on a global basis

•

B.A. in political science from the University of California at Los Angeles

ELAINE WYNN

Ms. Wynn, age 76, is a co-founder of Wynn Resorts, a developer and operator of high-end hotels and casinos, and served as a director of Wynn Resorts from its inception in 2002 to May 2015. Prior to that, Ms. Wynn served as a director of Mirage Resorts from 1976 to 2000.

Co-founder of Wynn Resorts

Director Since: 2013

Activision Blizzard Board Committee Membership(s):

•

Compensation Committee

Other Public Company Directorship(s):

•

Wynn Resorts (from 2002 to 2015)

Involvement in Other Organization(s):

•

Basketball Hall of Fame (member of the board of governors)

•

Communities in Schools (chairman of the national board)

•

Communities in Schools of Nevada (founding chairman)

•

Kennedy Center for the Performing Arts (member of board of trustees)

•

Los Angeles County Museum of Art (member of board of trustees)

•

Nevada State Board of Education (president)

Key Experience/Qualifications:

•

Extensive experience in the entertainment field, stemming from her lengthy service as a director of one of the top resort and casino companies in the world

•

Strong leadership skills, illustrated by her numerous chairmanships in state and national-level organizations dedicated to educational reform, where she has received numerous accolades for her service

•

Strong and practical leadership experience, as well as in-depth knowledge about the operation of a large, international public company

•

B.A. in political science from George Washington University

Required Vote and Board Recommendation

In accordance with our Bylaws, a director nominee will be elected only if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election (that is, the number of shares voted “for” that nominee exceeds the total number of shares that are voted “against” that nominee, that are present and not voted or that abstain from voting). For more information, see “Procedural Matters—How can I cast my vote with respect to each proposal and how many votes are required to approve each proposal” above and “Corporate Governance Matters—Board of Directors and Committees—Offer of Resignation in Connection with Failure to Receive More ‘For’ than ‘Against’ Votes” below.

Your Board unanimously recommends that you vote FOR the election of each nominee for director.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    21

Back to Contents

CORPORATE GOVERNANCE MATTERS

Overview

Our Board has long adhered to governance principles designed to assure its continued vitality and excellence in the execution of its duties. Our Board has responsibility for management oversight and providing strategic guidance to the Company. Our Board believes that it must remain well-informed about the issues, risks, and opportunities facing the Company so that our Board members can exercise their fiduciary responsibilities to all of our stockholders. Our Board recognizes the importance of constantly improving our corporate governance practices and is committed to regularly reviewing the specific elements of our corporate governance framework and making changes to them when our Board deems them to be in the best interests of the Company and its stakeholders.

Board of Directors and Committees

Our Board of Directors

We believe that our directors bring to our Board the practical wisdom and strong personal and professional characteristics, judgment, and leadership abilities necessary to keep our Company performing competitively in the market. For biographical summaries for our directors, please see “Proposal 1—Election of Directors” above.

AGE 10% 30% 40% 20% 49 years and under 50-59 years 60-69 years 70 years and over INDEPENDENCE 20% 80% Independent Non-Independent TENURE 30% 10% 10% 50% 0-5 years 6-10 years 11-15 years >20 years

Identification of Candidates for Election to our Board

Nominating and Corporate Governance Committee Process

Pursuant to our Corporate Governance Principles and Policies and the Nominating and Corporate Governance Committee’s charter, both of which can be viewed on our website at http://investor.activision.com/corporate-governance.cfm, the Nominating and Corporate Governance Committee identifies and evaluates potential candidates to serve as members of our Board. The committee may consider candidates suggested by its members, other directors, and senior management and may, at the Company’s expense, retain search firms, consultants, and other advisors to identify, screen, and/or evaluate candidates. Candidates may be interviewed in person by directors and management.

In addition, the Nominating and Corporate Governance Committee will consider nominating persons who are submitted by stockholders, as described immediately below.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    22

Back to Contents

Stockholder Recommendation of Director Candidates

Our stockholders may recommend independent director nominees directly to the Nominating and Corporate Governance Committee. In accordance with our Corporate Governance Principles and Policies, the Nominating and Corporate Governance Committee will review the qualifications of, and make recommendations to our Board regarding, any such stockholder recommendation that is submitted to us in writing and includes the following information:

•

the name, address, phone number, and email address of the stockholder and evidence of the stockholder’s ownership of our Common Stock, including the number of shares beneficially owned by such person and the length of time of such ownership;

•

the name of the director candidate, the candidate’s address, phone number, and email address, the candidate’s resume or a list of his or her qualifications to be a director of Activision Blizzard and the candidate’s consent to be named a director, if nominated, and to serve as a director, if elected; and

•

a description of any agreements, arrangements, understandings, or relationships between the stockholder and the director candidate and any other persons (including those persons’ names), pursuant to which the recommendation is made.

In addition, stockholders may submit candidates for election as directors in accordance with our Bylaws, including pursuant to the “proxy access” provisions, pursuant to which eligible stockholders may include nominees in our proxy materials. For more information, please see “Director Nominations and Other Stockholder Proposals for 2019 Annual Meeting; Communicating with our Board” below.

Experience, Skills, and Other Characteristics of Our Director Candidates

In accordance with our Corporate Governance Principles and Policies, all director nominees, whether or not they are incumbent directors, are expected to have the appropriate experience, skills, and other characteristics essential to serving as an effective Board member, assessed in the context of the perceived needs of our Board at the time, including:

Experience and Skills
Accounting/finance	Corporate governance
Entertainment industry background	Legal and regulatory knowledge
Strategic planning	International operations

In accordance with the Nominating and Corporate Governance Committee’s charter, the Nominating and Corporate Governance Committee, in its selection of director candidates, considers the following attributes, among others: experience; knowledge; skills; expertise; personal and professional integrity; character; business judgment; time availability in light of other commitments; dedication; and independence. The committee evaluates each director nominee’s experience, skills, and other characteristics to ensure that they are consistent with the interests of our stockholders and complementary with the existing Board’s composition and needs. In doing so, it considers whether the nominee has experience or skills in the areas of entertainment, international operations, strategic planning, corporate governance, accounting and finance, law, or other areas that are relevant to our activities and our Board’s effectiveness. The Nominating and Corporate Governance Committee evaluates candidates recommended by stockholders using the same criteria as for other candidates recommended by its members, other members of the Board, or other persons.

Although our nominating procedures and policies do not prescribe specific standards for diversity, the committee also takes diversity into account, seeking to ensure a representation of diverse perspectives and experience.

Additionally, in accordance with its charter, the Nominating and Corporate Governance Committee annually oversees evaluations of our Board, our Board’s committees, and individual directors which assess the experience, skills, qualifications, and contributions of each individual director, as well as the performance of each standing committee of our Board and our Board as a whole. For more information, please see “—Annual Board, Committee, and Director Self Evaluations” below.

Independence Determinations

In making its determination regarding director independence, our Board reviews and discusses all relevant information regarding each director’s relationships, transactions or arrangements, as required by the independence guidelines of the Nasdaq Rules, including current and prior relationships that each director or any of his or her family members has with the Company, our executive management, and our independent accounting firm. To assist our Board in making these determinations, each director is required to complete a questionnaire on an annual basis.

Based on the information provided by each director concerning his or her background, employment, and affiliations, our Board affirmatively determined that each of Messrs. Corti, Hartong, Meyer, Morgado, Nolan, and Wasserman and Mses. Bowers and Wynn is an independent director within the meaning of the Nasdaq Rules. Accordingly, our Board believes there are no relationships or activities between the Company and any of these directors that require further review by our Board or that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, as none of these directors has a direct or indirect material relationship with the Company.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    23

Back to Contents

Board Leadership Structure

Our Board believes that the division between the role of the chief executive officer and the chairman of the Board is appropriate because our chief executive officer is responsible for the day-to-day management of the Company, while the responsibility of our Board is to oversee the chief executive officer’s performance of his or her function. As such, our chief executive officer does not serve as the chairman of our Board. Having different individuals serve as the chairman and the chief executive officer allows the chief executive officer to focus on his or her operational responsibilities, while keeping a measure of independence between the oversight function of our Board and those operating decisions.

Our Board has also appointed a lead independent director, whose duties include coordinating the activities of the independent directors, monitoring the flow of information from the Board committees to the full Board, serving as a liaison between our chairman and our senior management, on the one hand, and the independent directors, on the other, and presiding at executive sessions of the independent directors.

Other Directorships

Pursuant to our Corporate Governance Principles and Policies, our directors must obtain the approval of the Nominating and Corporate Governance Committee before accepting any board membership at another publicly held company, and in no case can any director serve on the boards of more than four other publicly held companies.

Offer of Resignation in Connection with Failure to Receive More “For” than “Against” Votes

Pursuant to our Bylaws, a director nominee will be elected only if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election (that is, the number of shares voted “for” that nominee exceeds the number of shares voted “against” that nominee that are present and not voted or that abstain from voting). If a nominee who currently serves as a director is not re-elected, Delaware law and our Bylaws provide that the director will continue to serve on our Board as a “holdover director” (i.e., until his or her successor has been duly elected and qualified, or until the earlier of his or her death, resignation or removal). Pursuant to our Corporate Governance Principles and Policies, if a director fails to receive the required number of votes for re-election, he or she must offer to resign from our Board.

Our Board or, in our Board’s discretion, the Nominating and Corporate Governance Committee, without the participation of the director offering his or her resignation, will consider whether the continued service of any director so offering to resign is appropriate, by considering any factors it deems relevant (e.g., the underlying reasons for the “against” votes, the length of service and qualifications of the director, that director’s contributions to our Company, and the skills and characteristics of that director) and, if our Board or the Nominating and Corporate Governance Committee, as the case may be, determines that the director continues to contribute significantly to the Company, his or her membership on our Board may continue.

Offer of Resignation Upon Change in Professional Role

Pursuant to our Corporate Governance Principles and Policies, unless the Nominating and Corporate Governance Committee determines otherwise, if an independent director retires, changes employment or otherwise has a significant change in his or her professional role or responsibilities that may reasonably be seen to affect his or her ability to serve, he or she must offer to resign from our Board. Similarly, unless our Board or the Nominating and Corporate Governance Committee determines otherwise, or he or she has an agreement with us to the contrary, if a director who is employed by us retires, resigns or otherwise has a significant change in his or her professional role or responsibilities, he or she must offer his or her resignation from our Board.

Our Board or, in our Board’s discretion, the Nominating and Corporate Governance Committee, without, in either case, the participation of the director offering his or her resignation, will consider whether the continued service of any director so offering to resign is appropriate in light of that change and, if our Board or the Nominating and Corporate Governance Committee, as the case may be, determines that the director continues to contribute significantly to the Company, his or her membership on our Board may continue.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    24

Back to Contents

Continuing Focus on Board Effectiveness

Our Board and its standing committees are focused on effectively overseeing our business for the benefit of our stockholders.

Working Dynamics • Candid discussions • Open access to management and information Board Composition • Broad range of skills and experiences • Lead Independent Director • Independence Board Effectiveness Board Structure • Separate Chairman and CEO • Lead Independent Director • 3 standing committees Governance Practices • Candid self-evaluation • Oversight of CEO / management performance • Board / management succession planning

Board Meetings

In accordance with our Corporate Governance Principles and Policies, our Board generally meets at least quarterly, as well as in conjunction with the annual meeting of our stockholders. Our Board met eight times during 2017, including at least once per quarter and in conjunction with the 2017 annual meeting of our stockholders. Each person who served on our Board during 2017 attended at least 75% of the aggregate of (1) the total number of meetings held by our Board during the period for which he or she was a director and (2) the total number of meetings held by each committee on which he or she served during the period in which he or she so served during the year, with the exception of Ms. Wynn, who attended 65% of such meetings held during 2017.

Our Corporate Governance Principles and Policies also require that the independent directors meet in executive session outside of the presence of our management at least two times per year. Two such executive sessions took place during 2017.

In accordance with our Corporate Governance Principles and Policies, all directors are expected to attend annual meetings of our stockholders. In 2017, eight of the nine persons serving as directors at the time attended the annual meeting.

Annual Board, Committee, and Director Self-Evaluations

We recognize the critical role that Board and committee evaluations play in ensuring the effective functions of our Board. To this end, the Nominating and Corporate Governance Committee annually leads an evaluation of our Board’s overall performance, the overall performance of each of our Board’s standing committees and the performance of each individual director. The process begins with each director completing a questionnaire that addresses multiple aspects of Board and committee composition, effectiveness, and morale and includes open-ended questions focusing on: (1) opportunities for improvement in Board performance; (2) the competency and contributions of individual directors; (3) differences between our Board and any other boards on which members serve; (4) matters not currently considered by our Board or its committees that might be appropriate for consideration; and (5) any additional comments. Our legal department aggregates the results for the Nominating and Corporate Governance Committee, so that individual responses are kept confidential. The Nominating and Corporate Governance Committee discusses the feedback and provides a summary of it to the full Board, along with recommended changes to the Board’s policies and practices, which are then updated as appropriate.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    25

Back to Contents

Director Orientation and Continuing Education

•

Board Orientation. New directors are provided with a comprehensive director orientation manual upon joining our Board that provides them with important information about the Company, our Board, and the general roles and responsibilities of directors of publicly traded companies. Each new director is also invited to attend an “onboarding day”, during which he or she meets with our executives and other key members of our senior management.

•

Continuing Education. We recognize the benefit of continuing education for our directors. In addition to the education routinely provided to our directors by our executives and other key members of our senior management at meetings of our Board and its committees on topics impacting the Company, including emerging risks, industry trends, technological developments, economic forecasts, and competitive challenges, we may engage third parties to provide in-boardroom education. To supplement the education we provide, we encourage our directors to attend external programs and provide financial and administrative support to the directors in connection therewith.

Board Committees

Our Board has three standing committees—the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee—each of which operates under a written charter approved by our Board. Further, from time to time, our Board forms special or ad hoc committees to which our Board delegates authority to administer certain of its duties.

Each current committee member served in the role shown below throughout 2017 and continues to serve in that role, with the exception of Ms. Bowers, who has served on the Compensation Committee since her election in January 2018.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    26

Back to Contents

AUDIT COMMITTEE	Members:	Robert Corti (Chair) Hendrik Hartong III Robert Morgado
	Meetings Held in 2017:	8, including at least once per quarter

Purposes & Key Responsibilities

•

Selecting, evaluating, and overseeing our independent registered public accounting firm, including determining that firm’s compensation and evaluating that firm’s independence

–

Our independent registered public accounting firm reports directly to the Audit Committee

–

Before we or any of our subsidiaries engage our independent registered public accounting firm to render audit or non-audit services, the Audit Committee must pre-approve the engagement. See “Audit-Related Matters—Pre-Approval Policies and Procedures” below for further detail

•

Overseeing the annual audits and quarterly reviews of our financial statements and our internal control over financial reporting by our independent registered public accounting firm

•

Overseeing our financial reporting process and internal control, including:

–

reviewing and evaluating the adequacy and effectiveness of our internal control over financial reporting and our management’s assessment of the same

–

reviewing, and discussing with the independent registered public accounting firm, the results of the annual audit of our financial statements, including any comments or recommendations of our independent registered public accounting firm, and, based on that review and discussions and other considerations, recommending to our Board whether those financial statements should be included in our Annual Report on Form 10-K

–

reviewing, and discussing with our management, our internal audit projects and the performance of our internal audit function

–

discussing with our management the Company’s process for assessing and managing our exposure to risk

–

meeting periodically with our management, including our Chief Financial Officer, our Chief Accounting Officer, our chief internal audit executive, and our independent registered public accounting firm in separate executive sessions, to discuss any matters that the Audit Committee or any of the above persons or firms believe warrants Audit Committee attention

•

Overseeing policies regarding hiring employees from our independent registered public accounting firm and establishing procedures for the receipt and retention of accounting-related complaints and concerns

•

Overseeing our policies relating to the ethical handling of conflicts of interest, including related party transactions (see “Certain Relationships and Related Transactions—Policies and Procedures—Review, Approval or Ratification of Transactions with Related Persons”)

Membership

•

Must have at least three members

•

All Audit Committee members must be determined by our Board to be independent directors under the Nasdaq Rules and the rules of the SEC and otherwise satisfy the Nasdaq Rules and the rules of the SEC with respect to audit committee membership

•

No director may serve as a member of the Audit Committee if that director serves on the audit committees of more than two other public companies, unless our Board determines that the simultaneous service would not impair the ability of that director to effectively serve on the Audit Committee

•

All Audit Committee members must understand fundamental financial statements

•

At least one Audit Committee member must be designated by the Board as an “audit committee financial expert” as defined in the applicable rules of the SEC

•

No Audit Committee member can have participated in the preparation of the financial statements of Activision Blizzard or any of our current subsidiaries at any time during the three years prior to the proposed appointment of that Audit Committee member

•

Based upon information provided by each director concerning his background, employment, and affiliations, our Board has determined that each member of the Audit Committee is an independent director under the Nasdaq Rules and the rules of the SEC and that each otherwise satisfies the Nasdaq requirements for audit committee membership (including that each meets the independence criteria set forth in Rule 10A-3 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and is able to read and understand fundamental financial statements). Our Board has also determined that each Audit Committee member is an “audit committee financial expert” as defined in the applicable rules of the SEC and that each is “financially sophisticated” within the meaning of the Nasdaq Rules

Meetings

Must meet at least quarterly

Committee Charter

Our Audit Committee’s charter, which describes the composition and responsibilities of the committee, may be viewed on our website at http://investor.activision.com/corporate-governance.cfm

Engagement of Outside Consultants

The Audit Committee’s charter authorizes it to engage independent counsel or other consultants or advisors, as it deems appropriate

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    27

Back to Contents

COMPENSATION COMMITTEE	Members:	Robert Morgado (Chair) Reveta Bowers Casey Wasserman Elaine Wynn
	Meetings Held in 2017:	9

Purposes & Key Responsibilities

•

Discharging our Board’s responsibilities relating to compensation paid to our directors and executive officers and overseeing compensation under our equity incentive plans and other compensation policies, programs, agreements, and arrangements

–

The Compensation Committee consults with our management in formulating compensation plans, but ultimately the Compensation Committee exercises independent judgment in approving the compensation of our executive officers

–

Please see “Executive Compensation—Compensation Discussion and Analysis—Decision-Making Approach to Compensation for Executive Officers—Roles of the Key Participants in the Executive Compensation Decision-Making Process” and “—Compensation Risk Management” below for a further description of such responsibilities

•

Reviewing, and discussing with our management, the compensation-related disclosure included in our proxy statement and Annual Report on Form 10-K

•

Overseeing any proposals we submit to our stockholders on matters relating to executive compensation, including advisory votes on compensation and the frequency of such votes and approval of compensatory plans and any amendments to such plans

Engagement of Outside Consultants

The Compensation Committee’s charter authorizes it to engage independent counsel or other consultants or advisors, including compensation consultants, to advise the Compensation Committee with respect to compensation and benefits for our directors and our executive officers and other employees. Since October 2013, the Compensation Committee has engaged Exequity LLP (“Exequity”) to act as its independent compensation consultant. In accordance with its charter and the Nasdaq Rules, in connection with the engagement of any compensation consultant, the committee assesses whether any potential conflicts of interest existed with the compensation consultant, using the following factors: other services, if any, the compensation consultant provided to the Company; the significance of the fees paid by the Company as a percentage of the compensation consultant’s total revenues; the compensation consultant’s policies and procedures designed to prevent conflicts of interest; any business or personal relationships between the compensation consultant professionals engaged to advise our Compensation Committee and the members of our Compensation Committee; ownership of any Company stock by the compensation consultant professionals engaged to advise the Company; and any business or personal relationships between the compensation consultant professionals engaged to advise our Compensation Committee and our executive officers. Based on the evaluation of these factors, including information received from the compensation consultant addressing these factors, the committee concluded that Exequity’s service to the committee did not raise any conflicts of interest. For additional information regarding the Compensation Committee, including its use of consultants, see “Executive Compensation—Compensation Discussion and Analysis” below.

Membership

•

Must have at least two members

•

All Compensation Committee members must be:

–

determined by our Board to be independent directors under the Nasdaq Rules, including the requirements with respect to compensation committee composition;

–

“non-employee directors” as defined in Rule 16b-3 under the Exchange Act; and

–

“outside directors” as defined under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code, as amended (the “Internal Revenue Code”)

•

Based upon information provided by each director concerning his or her background, employment, and affiliations, our Board has determined that each member of the Compensation Committee is an outside director as defined under Section 162(m), a non-employee director as defined in Rule 16b-3 under the Exchange Act, and an independent director under the Nasdaq Rules. Our Board has also determined that none of the members of the Compensation Committee has a relationship to the Company that is material to such director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Meetings

Must meet at least four times annually

Committee Charter

Our Compensation Committee’s charter, which describes the composition and responsibilities of the committee, may be viewed on our website at http://investor.activision.com/corporate-governance.cfm

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is or has been an executive officer or other employee of the Company. Additionally, in 2017, none of our executive officers served on the board of directors of any entity that had an executive officer serving on our Board.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    28

Back to Contents

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	Members:	Robert Morgado (Chair) Barry Meyer Peter Nolan
	Meetings Held in 2017:	4

Purposes & Key Responsibilities

•

Assisting in identifying and recruiting director nominees

•

Periodically evaluating the size of our Board and recommending to our Board any appropriate increase or decrease

•

Making recommendations to our Board regarding the size and composition of each standing committee of our Board

•

Overseeing the evaluation of our Board and its committees

•

Providing oversight of our corporate governance affairs and those of our Board

•

Determining the appropriate engagement with stockholder groups and proxy advisory firms on our submissions to our stockholders (which, in the case of matters relating to executive compensation, will be done in conjunction with the Compensation Committee)

•

Evaluating any stockholder proposals submitted to us for inclusion in any proxy statement for, and for consideration at, any meeting of our stockholders (which, in the case of stockholder proposals relating to the compensation of our directors or employees, will be done in conjunction with the Compensation Committee)

Membership

•

Must have at least two members

•

Based upon information provided by each director concerning his background, employment, and affiliations, our Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director under the Nasdaq Rules

Meetings

Must meet at least two times annually

Committee Charter

Our Nominating and Corporate Governance Committee’s charter, which describes the composition and responsibilities of the committee, may be viewed on our website at http://investor.activision.com/corporate-governance.cfm

Engagement of Outside Consultants

The Nominating and Corporate Governance Committee’s charter authorizes it to engage independent counsel or other consultants or advisors as it deems appropriate, including a search firm to assist in the identification of director candidates.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    29

Back to Contents

Our Board’s Role in Risk Oversight

General Risk Oversight

It is the responsibility of our senior management to develop and implement the Company’s financial, operating, and strategic plans, and identify, evaluate, manage, and mitigate the risks inherent in those plans. It is our Board’s responsibility to understand and oversee those plans, the associated risks, and the steps that senior management is taking to manage and mitigate those risks. Our Board, its standing committees, and our senior management exercise this risk oversight function in a variety of ways, including:

BOARD OF DIRECTORS Annually reviewing the conclusions and recommendations of our management with respect to current and future potential strategic enterprise-level risks, as well as the strategies used to mitigate such risks Annually reviewing succession plans for our senior-most officers Communicating regularly with our management about risk oversight Delegating certain risk-management oversight functions to its standing committees, each of which regularly reports to our Board Audit Committee Playing the primary role in overseeing risk mitigation on behalf of our Board Overseeing compliance with legal and regulatory requirements Regularly receiving reports from senior management with respect to potential areas of significant risk and our internal controls and mitigation plans with respect to those risks Meeting privately on a regular basis with our chief audit executive and representatives of our independent registered public accounting firm Receiving regular guidance and feedback from representatives of our independent registered public accounting firm Having full access to management and the ability to engage independent advisors Compensation Committee Overseeing the mitigation of risks that may be created by our compensation programs Annually reviewing our incentive plans to ensure that they do not encourage excessive risk taking Having full access to management and the ability to engage independent advisors Nominating and Corporate Governance Committee Overseeing the mitigation of risks associated with overall corporate governance and Board succession planning Having full access to management and the ability to engage independent advisors RISK OVERSIGHT MANAGEMENT Overseeing our day-to-day risk management processes Regularly communicating with our Board and relevant Board committees on specific risk-related topics Conducting annual risk assessments identifying key financial, operating and strategic risks and presenting those results to our Board

Cybersecurity Risk Oversight

Our Audit Committee oversees the identification and mitigation of potential cybersecurity risk, with the goals of protecting our intellectual property, maintaining consumer confidence, preserving employee data confidentiality, and minimizing information security threats to the Company and the users of our products and services. As part of this oversight, the Audit Committee receives regular updates from the teams responsible for cybersecurity across our business with respect to the threats we face and our risk mitigation plans to address those threats.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    30

Back to Contents

Compensation Risk Management

The Compensation Committee, together with its independent compensation consultant, legal counsel, and members of our human resources team, reviews the Company’s incentive compensation plans and practices annually to determine if they encourage employees to take risks that are reasonably likely to have a material adverse effect on the Company. In 2018, as in previous years, this review consisted of an analysis of each of our incentive compensation programs for our executives and other employees, including eligibility, performance measures, payment targets, and maximum payments, payment timing, and governance (including the applicable approval process). We concluded our compensation programs do not incentivize employees to take such risks.

The incentive compensation plans in which our employees are eligible to participate are designed to encourage achievement of challenging targets aligned with our overall corporate strategy with upside opportunity for higher levels of performance, while mitigating potential risks. The following factors help mitigate risk:

•

performance objectives underlying awards are designed to focus executive performance on long-term stockholder value creation and balance between financial, operational, and qualitative targets and short-and long-term time horizons for achievement;

•

cash bonuses to our executives and other employees represent just one element of our employees’ total compensation;

•

cash bonuses to our executives and other employees are only paid if established performance metrics are achieved and/or the underlying business unit is profitable;

•

our stockholder-approved incentive plan limits the size and/or value of the short- and long-term incentive awards made thereunder that any individual may receive for any given year; and

•

equity awards, which represent a meaningful portion of the compensation paid to our executives, are subject to multi-year vesting schedules, and any vesting in respect of underlying performance measures is capped.

We also have a number of governance policies in place that mitigate compensation-related risks, including:

•

cash-based incentive awards generally require at least two levels of approval (including, in the case of any award to an executive officer, Compensation Committee approval and, for any executive other than himself, the chief executive officer’s approval);

•

all equity-based awards to any employee require Compensation Committee approval, in addition to any management-level approval (e.g., for any executive other than himself, the chief executive officer’s approval);

•

written documentation underlying all of our cash-based incentive programs for our principal business units;

•

our Compensation Committee annually reviews and approves the equity award guidelines for all eligible employees of the Company;

•

our “clawback policy”, which can be viewed on our website at http://investor.activision.com/corporate-governance.cfm, pursuant to which performance-based compensation to an executive may be recovered in the event of an earnings restatement due to his or her misconduct to the extent to which the amounts paid were in excess of what would have been paid had the restated numbers been used to determine payments;

•

provisions in our equity award agreements pursuant to which, should an executive officer breach his or her employment agreement with the Company, including his or her post-termination obligations, certain realized gain in respect of his or her awards may be recovered;

•

stock ownership guidelines for our executive officers, which require each executive to obtain and maintain equity ownership with a value equal to a specified multiple of his or her base salary (which guidelines are expected to be satisfied within five years of the executive officer’s election);

•

our insider trading policies, which prohibit “shorting” our securities, engaging in “puts”, “calls” or other hedging transactions involving our securities or using margin accounts with our securities; and

•

our Code of Conduct, compliance with which must be certified by every employee on an annual basis.

Stockholder Engagement Process

The Company regularly engages with key stockholders to solicit feedback as part of an effort to remain aware of our stockholders’ perspectives with respect to our executive compensation and corporate governance practices, as well as any other matters of importance to them. These efforts enhance the ongoing communications we have with our stockholders regarding our financial and operational performance.

In advance of last year’s annual meeting, members of our management and, in certain instances, the Chairman of our Compensation Committee reached out to stockholders who collectively held approximately 60% of our Common Stock, and spoke with each such holder who was willing to speak with us. Again, in the fall of 2017, in an effort to gain additional perspective, members of our management reached out to stockholders who collectively held approximately 60% of our Common Stock and spoke with each such holder who was willing to speak with us. Our stockholders gave us feedback on our executive compensation program (please see “Executive Compensation—Compensation Discussion and Analysis— Overview—Actions in Response to Our Recent Stockholder Advisory Votes on Executive Compensation” below) and identified a number of governance topics as key priorities. These topics included diversity, both at the board level and throughout the company, and cybersecurity risk oversight. For information on our efforts related to

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    31

Back to Contents

these governance topics, please see “—Cybersecurity Risk Oversight” above and “—Diversity and Inclusion Initiatives” below.

The Company reviews feedback sent to us from each of our stockholders, no matter the size of its holdings. If you would like to communicate directly with our full Board, our independent directors, any committee of our Board, any other group of directors or any individual director, you may send written correspondence addressed to such director or directors in care of our Corporate Secretary at Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405.

We take the feedback received from stockholders seriously and have taken actions that have advanced our compensation and corporate governance practices in a manner that we believe is both responsive to that feedback and appropriate for the Company. We will continue to incorporate such feedback into our decision-making processes.

Our Executive Officers

Biographical summaries for our executive officers (including for Mr. Kotick, for whom a biographical summary is also set forth under “Proposal 1—Election of Directors” above) can be found in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 27, 2018 (our “2017 10-K”).

Executive Succession Planning

As a part of various sessions during the year, our Board focuses on human capital, including by conducting formal reviews of our executive team, engaging in succession planning for our chief executive officer and other senior-most officers, and reviewing our overall organizational structure. In these sessions, among other things, our Board reviews the assumptions, processes, and strategy for expected and unexpected events which may result in the need to change our senior executive management team. Our Board’s goals are to have a process for effective executive development and succession and to be prepared for both the unexpected loss of a key leader and planned changes to our management team.

Stock Ownership Guidelines

In order to align the interests of our management with those of our stockholders, we believe that each of our executive officers should maintain a meaningful ownership stake in the Company. Accordingly, the Compensation Committee has adopted guidelines providing that our chief executive officer is expected to beneficially own shares of our Common Stock with a value at least equal to ten times (i.e., 10x) his or her then-current annual base salary and that each other executive officer is expected to beneficially own shares of our Common Stock with a value at least equal to his or her then-current annual base salary.

Our executive officers are expected to accumulate the required stock within five years (so that anyone who has been an executive officer of the Company since the date on which these guidelines were adopted in 2012 should be in compliance, and anyone who subsequently became an executive officer of the Company has five years from the date on which he or she became an executive officer to be in compliance). Further, if an executive officer does not satisfy these guidelines within the five-year period, then, until he or she satisfies the guidelines, he or she will be required to hold 50% of the net shares received upon exercise of stock options or upon the vesting of restricted share units awards received, provided such shares received are under equity awards made after the adoption of the ownership guidelines and that such awards are, per their terms, explicitly subject to the ownership guidelines.

As of April 1, 2018, all named executive officers who, as of that date, had been an executive officer of the Company for five or more years satisfied these guidelines.

Political Activities

Pursuant to our Code of Conduct, Company resources may not be used for employees’ personal political activities, and lobbying activities are permitted only in compliance with applicable law and by individuals designated to represent the Company in such capacity. Trade associations of which the Company is a member may take a stance on legislative matters or engage in lobbying on specific issues.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    32

Back to Contents

Corporate Governance Principles and Policies

Our Corporate Governance Principles and Policies establish a framework for the Board’s exercise of its duties and responsibilities in service of the best interests of the Company and our stockholders. They address, among other things, the role of our Board, the composition of our Board and that of its standing committees, meetings of the Board and its committees, and director stock ownership requirements. You can access our Corporate Governance Principles and Policies on our website at http://investor.activision.com/corporate-governance.cfm.

Code of Conduct

We have a code of ethics—our Code of Conduct—which applies to all of our directors and employees worldwide, including our chairman, chief executive officer, chief financial officer, and chief accounting officer. We also have a chief compliance officer, who administers our ethics and compliance program. You can access our Code of Conduct on our website at http://investor.activision.com/corporate-governance.cfm. Furthermore, we will post any amendments to, or waivers of, the Code of Conduct that apply to our chairman, chief executive officer, chief financial officer, or chief accounting officer, and any other related information, on that website.

Additional Corporate Governance Documentation

In addition to finding our Corporate Governance Principles and Policies, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, Code of Conduct, and Policy on Recoupment of Performance-Based Compensation Related to Certain Financial Restatements on our website at http://investor.activision.com/corporate-governance.cfm, you can also find many of our other corporate governance documents. Please see “Helpful Resources” below for more information.

Diversity and Inclusion Initiatives

We are invested in creating an environment where everyone can thrive. We believe this is one of the reasons why, for four consecutive years, Activision Blizzard has been recognized as one of the “100 Best Companies to Work For” by Fortune magazine. Teams focused on diversity and inclusion initiatives across the Activision Blizzard organization are identifying goals and rolling out programs to drive real impact. These initiatives are primarily focused in four areas: further embedding diversity and inclusion in our culture; equipping employees and leaders with capabilities that better enable an inclusive workplace; increasing diversity in the talent pipeline; and building content in our franchises that reflects the diversity of our global community.

•

Culture. The Company continued to advance internal initiatives to engage diverse talent through our diversity-focused affinity and networking groups. We are also focused on actively celebrating diversity via recognition of key events, such as our global celebration of International Women’s Day and annual Veterans Day of Service.

•

Development. In 2018 and beyond, diversity and inclusion are key areas of focus in our training and development strategies via offerings related to equality, unconscious bias, and inclusive leadership.

•

Talent Pipeline. We are committed to creating a workplace that reflects a broad range of diverse characteristics. Our ongoing talent acquisition efforts aim to attract diverse talent. We are also focused on supporting diversity and inclusion in the next generation of talent through investment in programs that aim to provide young people and new entrants in underserved communities with exposure to education and career opportunities in science, technology, engineering, and mathematics. For example, in 2018, Blizzard is partnering with “Girls Who Code,” an organization focused on closing the gender gap in technology, to sponsor two major initiatives, including a seven-week program hosted at Blizzard headquarters for girls to learn coding and gain exposure to tech jobs. Also, for the third year in a row, King partnered with Diversi, a nonprofit organization working for greater diversity within the gaming sphere, to award 10 female students full scholarships to the Game Developers Conference (GDC), which includes a tailored program with special access to industry champions.

•

Our Content. We believe that more diverse and inclusive content in our games will lead to more diversity and inclusion in the gaming community. We see this as an opportunity to lead the way in changing the face of our industry, and we are already building franchises that reflect the diversity of our global community. For example, Overwatch now has a range of diverse characters, including Tracer, a protagonist and popular character in the game, who is Overwatch’s first LGBTQ character.

We see diversity and inclusion as sources of innovation for our Company. We know that there is work to be done and that meaningful change takes time. That is why we will continue to prioritize our efforts in creating and sustaining a culture of diversity and inclusion, both in our workplace and in the virtual worlds we create.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    33

Back to Contents

EXECUTIVE COMPENSATION

The following discussion and tables set forth information with regard to compensation for services rendered by the named executive officers included in the “Summary Compensation Table” below (collectively, our “named executive officers” or “NEOs”) in all capacities to us and our subsidiaries during 2017.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the material elements of our executive compensation program and the rationale for the program elements and decisions, through:

•

describing the business environment in which we operate and the resulting requirements for talent;

•

summarizing our compensation principles and objectives;

•

outlining our decision-making approach related to executive compensation; and

•

describing the elements and rationale behind our compensation programs and awards for 2017, as well as changes made for 2018.

This CD&A includes:

Overview Compensation Philosophy and Objectives Decision-Making Approach to Executive Compensation Elements of Our Executive Compensation Program for 2017

Overview

The Compensation Committee oversees Activision Blizzard’s compensation plans and policies, approves compensation for our executive officers, and administers our stock compensation plans. This Compensation Discussion and Analysis describes our executive compensation principles and programs, as well as compensation-related actions taken during 2017 for our named executive officers. For 2017, our named executive officers are:

•

Robert Kotick, our Chief Executive Officer;

•

Spencer Neumann, our Chief Financial Officer;

•

Dennis Durkin, our Chief Corporate Officer and former Chief Financial Officer;

•

Collister Johnson, our President and Chief Operating Officer;

•

Michael Morhaime, the President and Chief Executive Officer of Blizzard, one of our principal business units; and

•

Riccardo Zacconi, the Chief Executive Officer of King, another of our principal business units.

2017 Business Highlights

2017 was another successful year for the Company. For example, during the year(1):

•

Activision Blizzard generated a record $2.21 billion in annual operating cash flow.

•

Activision delivered record segment operating income of over $1 billion with record operating margin of 38%. Activision released Call of Duty: WWII and Destiny 2 and offered compelling downloadable content offerings, including Zombies Chronicles for Call of Duty: Black Ops III, Destiny 2’s expansion pass, Call of Duty: WWII’s season pass, and additional live features, services, and content.

•

Blizzard delivered record segment revenues and operating income for a year with no major game release, as they continued to deliver continuous content across franchises including Overwatch, Hearthstone, and World of Warcraft.

•

King grew segment revenues and operating income year-over-year, delivered record mobile net bookings,(2) and increased its average net booking per paying user by a double-digit percentage year-over-year. In the fourth quarter, King had two of the top-10 highest-grossing titles in the U.S. mobile app stores for the seventeenth quarter in a row, with Candy Crush Saga and Candy Crush Soda Saga at #1 and #2, respectively.(3) The Candy Crush franchise grew consumer spend sequentially each quarter in the year.

•

Activision Blizzard delivered an annual record of over $4 billion of in-game net bookings.(2)

•

Activision Blizzard had 385 million MAUs(4) in the fourth quarter.

•

After launching pre-season competition in 2017, the inaugural season of the Overwatch League started on January 10, 2018 with 12 world-class team owners from across the globe, multiple league and team-level sponsors, a premium viewing experience, and a robust distribution strategy. In its first week, the Overwatch League reached more than 10 million unique viewers

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    34

Back to Contents

across the world with an average audience of more than 280,000 on a per minute basis.

•

Activision’s Call of Duty: WWII was the top-grossing console game of the year globally.(4) The game set a Sony PlayStation milestone as the biggest day 1 digital release ever.(5) Call of Duty has been the number one franchise globally for 8 of the last 9 years.(4)

•

Activision and Bungie’s Destiny 2 was the second-highest-grossing console game in North America for the year,(4) had the largest PC launch in Activision history based on units.

•

King had 290 million MAUs(6) in the fourth quarter, and time spent per player reached a record of 37 minutes per day.

•

Activision had 55 million MAUs(6) in the fourth quarter. For the year, Activision had the top two-grossing console game releases in North America and two of the top-five grossing console game releases worldwide.(4)

•

Activision’s Crash Bandicoot N. Sane Trilogy was the number one-selling remastered collection in PS4 history.(4)

•

Blizzard had 40 million MAUs(6) at the end of the year. For the first time, Blizzard had 40 million or more MAUs(6) for each quarter in the year.

•

As of the end of 2017, players spent over 50 minutes per day in Activision, Blizzard, and King games, in line with some of the most engaging online connected platforms in the world.

This performance was a direct result of the focused and disciplined approach taken by our top leadership prior to and during 2017, including continuing to invest in our established franchises, like Call of Duty and World of Warcraft, selectively introducing new franchises, as we have with Destiny, Hearthstone, and Overwatch, and managing our costs prudently. At the same time, the Company has made thoughtful and deliberate investments in esports, advertising, film and television, and consumer products to accelerate the Company’s global growth strategy and leverage our iconic content, franchises, and characters across new and existing opportunities.

Our Relative Total Shareholder Return

The following graph compares the cumulative total shareholder return (“TSR”) on our Common Stock, the Nasdaq Composite Index, the S&P 500 Index, and the RDG Technology Composite Index. The graph assumes that $100 was invested on December 31, 2012 and that dividends were reinvested daily. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

$700 $600 $500 $400 $300 $200 $100 $0 12/12 12/13 12/14 12/15 12/16 12/17 Activision Blizzard, Inc. NASDAQ Composite S&P 500 RDG Technology Composite

This performance graph shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Activision Blizzard, Inc. under the Exchange Act or the Securities Act of 1933.

(1)

For information on the calculation and reconciliation of GAAP measures to non-GAAP measures, please see Appendix A attached to this proxy statement.

(2)

Net bookings is an operating metric that is defined as the net amount of products and services sold digitally or sold-in physically in the period, and includes license fees, merchandise, and publisher incentives, among others. Net bookings is equal to net revenues excluding the impact from deferrals.

(3)

U.S. ranking for Apple App Store and Google Play Store combined, per App Annie Intelligence for fourth quarter 2017.

(4)

Based on data from the NPD Group, GfK, GSD, and internal estimates.

(5)

Based on blog.us.playstation.com.

(6)

We monitor MAUs as a key measure of the overall size of our user base. MAUs are the number of individuals who accessed a particular game in a given month. We calculate average MAUs in a period by adding the total number of MAUs in each of the months in a given period and dividing that total by the number of months in the period. An individual who accesses two of our games would be counted as two users. In addition, due to technical limitations, for Activision and King, an individual who accesses the same game on two platforms or devices in the relevant period would be counted as two users. For Blizzard, an individual who accesses the same game on two platforms or devices in the relevant period would generally be counted as a single user.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    35

Back to Contents

Aligning Pay with Performance

Our executive compensation program is designed to align the interests of our executive officers with those of our stockholders by providing a significant portion of compensation in the form of performance-based bonuses and equity awards.

The Compensation Committee believes that financial objectives aligned with our AOP for a given year are the best measure of the performance of our executives. The process for creating our AOP is rigorous and includes a detailed review of market trends, a “bottoms-up” build of financial objectives based on each franchise’s content plans, and the creation of detailed budget with respect to all anticipated operating costs. As the number of titles we release fluctuates from year-to-year, our financial objectives for a year may be lower than the goals—or results—from a prior year.

Our 2017 Financial Performance. Set forth below are financial metrics used to assess our named executive officers’ 2017 performance:

Financial Performance Measures(1) (dollars in millions, except share-based amounts)	Performance Goals and Actual Results
	AOP Goal	Actual Results	Actual Achievement
AB Adjusted Operating Income	$2,000	$2,345	117%
AB Adjusted Earnings Per Share	$1.85	$2.22	120%
AB Adjusted Free Cash Flow	$1,525	$2,133	140%
AP Adjusted Operating Income	$723	$952	132%
Blizzard Adjusted Operating Income	$691	$709	103%
King Adjusted Operating Income	$665	$735	111%
(1)

The corporate performance measures underlying 2017 performance-related compensation are non-GAAP measures. For more information on these non-GAAP measures, see “General—Financial Measures Used in this Proxy Statement” above.

CAIP-Related Performance. A portion of the potential annual cash compensation of each of our executive officers other than Mr. Zacconi is the payment he may receive under the CAIP. That compensation, in turn, is contingent upon the executive officer achieving the financial and specific, measurable, and non-subjective strategic objectives set for him by the Compensation Committee at the beginning of the relevant year. For 2017, our NEOs exceeded their financial objectives (with results of 103% to 140% of target) and fell short of their strategic objectives (with results of 13% to 28% of target). Given the difficulty of achieving these specific non-subjective strategic objectives, which accounted for 40% of each executive’s CAIP opportunity, the resulting payments under the CAIP for 2017 to our participating named executive officers were between 76% and 79% of target.

The following tables illustrate the relationship between the Company’s 2017 performance, as measured by the Activision Blizzard financial objectives underlying the opportunities for our participating NEOs, and the payments awarded them, as compared to the range of potential payments:

2017 FINANCIAL PERFORMANCE FOR PURPOSES OF CAIP PAYOUT(1)% 200 180 160 140 120 100 80 60 40 20 0 EPS Max 200% FCF Actual 120% Target 100% Threshold 85% Max 150% Actual 140% Target 100% Threshold 75% AB Max 200% Actual 117% Target 100% Threshold 85% 2017 CAIP PAYOUT FOR CEO AND OTHER NEOs(2) (reflects performance on both financial and strategic objectives) % CEO AVG. OF OTHER NEOs 200 180 160 140 120 100 80 60 40 20 0 Max 161% Target 100% Actual 79% Threshold 0% Max 163% Target 100% Actual 78% Threshold 0%

(1)

Maximum payout potential as a percentage of target as shown above represents the maximum bonus a participating NEO was eligible to receive under the CAIP with regard to the relevant metric. For further detail on the 2017 bonus opportunities under the CAIP for our participating NEOs, please see “—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses” below. As discussed under “General—Financial Measures Used in this Proxy Statement” above, performance is measured by reference to non-GAAP measures.

(2)

The actual payout as a percentage of target shown above for each participating NEO represents the bonus amount specifically related to performance measured against his 2017 CAIP opportunity.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    36

Back to Contents

Please see “—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses—2017 Incentive Opportunities under the CAIP” below for more information.

Profit Sharing-Related Performance. The majority of the potential annual cash compensation of each of the chief executive officers of two of our principal operating units—Blizzard and King—is the payment he may receive under that business unit’s profit sharing plan. That compensation, in turn, is contingent upon his business unit’s performance. Subject to Mr. Zacconi’s right to a specified minimum percentage of any profit sharing pool generated under the KPSA, any profit sharing payment either of these officers receives also depends on the Compensation Committee’s assessment of his contributions to that business unit’s performance. For 2017, both Mr. Morhaime and Mr. Zacconi received a profit sharing payment. Please see “—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses—Profit Sharing Plans” below for more information.

Equity-Related Performance. Our executive equity incentive program consists of performance-based vesting restricted share units and stock options. As such, all equity awards granted to our named executive officers during 2017 were aligned with performance, as they were all either restricted share units with vesting contingent on the achievement of specified performance objectives or stock options, which, as any financial gain is conditioned upon the appreciation of our Common Stock, are inherently performance-based. In addition, each named executive officer had equity awards that vested or will vest based on 2017 financial performance objectives. Please see “—Elements of Our Executive Compensation Program for 2017—Equity Awards” below for more information.

Overall Pay-For-Performance Alignment. For 2017, 94% of the CEO’s total compensation, and 88% of the average total compensation of the remaining named executive officers, was performance-based, as illustrated below:

CEO TOTAL COMPENSATION 94% Performance-based 16% 6% 10% 84% Long-term 68% Fixed Compensation Annual Performance-based Compensation Performance-based Restricted Stock Units Stock Options OTHER NEO TOTAL COMPENSATION AVERAGE 88% Performance-based 33% 12% 63% Long-term 25% 30% Fixed Compensation Annual Performance-based Compensation Performance-based Restricted Stock Units Stock Options

Newly Hired Executive Officers

During 2017, Messrs. Neumann and Johnson joined us as Chief Financial Officer and as President and Chief Operating Officer, respectively. Consistent with the feedback we have received from our stockholders and our commitment to aligning the interests of our executive officers with those of our stockholders by providing a significant portion of compensation in the form of performance-based bonuses and equity awards:

•

84% of the total compensation received by Messrs. Neumann and Johnson for 2017 was performance-based.

•

Neither is entitled to any guaranteed base salary increases.

•

Neither has any “change of control” protection.

•

Each is eligible for an annual bonus under the CAIP.

–

The payment each ultimately receives under the CAIP, if any, will depend on his achievement of the financial and strategic objectives set for him at the beginning of that year.

–

A portion of Mr. Johnson’s bonus opportunity under the CAIP is contingent upon EPS growth (specifically, at least 15% growth vis-à-vis the greater of the prior year’s AOP target and the actual EPS in the prior year).

•

All equity awards granted to both during 2017 are aligned with performance, as they are all either restricted share units with vesting contingent on the achievement of specified performance objectives or stock options, which are inherently performance-based.

–

Both received awards which incentivize them to help us reach our operating income and EPS objectives.

–

Mr. Neumann received an award with vesting contingent on our cumulative operating income for 2018, 2019 and 2020.

–

Mr. Neumann also received an award with vesting contingent upon year-over-year operating income growth.

–

Each may receive, in the future, equity grants aligned with future three-year cumulative operating growth objectives.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    37

Back to Contents

Our Compensation Program Best Practices

We continue to implement and maintain best practices in our executive compensation programs and policies. These practices include:

•

Performance-Based Vesting of Equity Awards—We generally include performance-based vesting conditions for the equity awards made to our senior officers;

•

Multi-Year Vesting of Equity Awards—We make equity awards to our executive officers that vest over multiple years, which encourages a focus on long-term stockholder value creation;

•

Conservative Granting of Equity—In an effort to minimize potential stockholder dilution, our Compensation Committee grants equity incentives judiciously and reviews our share usage (i.e., our so-called “burn rate”) quarterly;

•

No Guaranteed Incentive Bonuses—The Compensation Committee exercises discretion in determining final award payments under the CAIP, and no bonuses are paid under that plan if a minimum financial objective is not achieved, while our profit sharing plans, by definition, may only result in bonus payments if the applicable underlying business unit is profitable;

•

Stock Ownership Guidelines—We have meaningful stock ownership guidelines for our executive officers and directors;

•

Limited Perquisites and Retirement Benefits—We provide limited perquisites to our executive officers and the only retirement plans they participate in are our 401(k)/qualified defined contribution retirement plans;

•

Formal Risk Management Programs—We maintain strong internal controls, governance, and review structures, as well as formal risk management programs;

•

No Hedging of Company Stock—We prohibit our employees from directly or indirectly “shorting” our securities, engaging in “put” or “call” or other “hedging” transactions involving our stock or establishing or using a margin account with a broker-dealer to trade our securities;

•

“Clawback” Policy on Variable Pay—In the event of an earnings restatement, we may “claw back” certain performance-based compensation (including both short-term and long-term incentives) paid to the executives responsible;

•

Independent Consultant Reporting Directly to Compensation Committee—The Compensation Committee engages the services of an independent compensation consultant that has no other relationship with the Company or its management; and

•

Comparator Group Review—The Compensation Committee monitors our comparator group annually to ensure it continues to reflect an appropriate mix of the industry segments in which we compete, or plan to compete, for key talent.

Actions in Response to Our Recent Stockholder Advisory Vote on Executive Compensation

The Company regularly engages with key stockholders to solicit feedback as part of an effort to remain aware of our stockholders’ perspectives with respect to our executive compensation and corporate governance practices, as well as any other matters of importance to them. We seek to establish sustained, long-term, and robust stockholder engagement on these topics to ensure our practices align with our stockholders’ interests.

In conducting our outreach prior to the 2017 annual meeting, members of our management team and, in certain instances, the chairman of our Compensation Committee reached out to stockholders who collectively held approximately 60% of our Common Stock and spoke with each such holder who was willing to speak with us. Despite this stockholder engagement, only 59% of the votes cast at the 2017 annual meeting of our stockholders were voted in favor of our advisory “say-on-pay” proposal.

We conducted supplemental outreach during the fall of 2017 by again reaching out to stockholders who collectively held approximately 60% of our Common Stock to gain additional perspective from them on our executive compensation and corporate governance practices, and any other topics about which they desired to engage. Overall, the feedback we received during this most recent engagement was very positive.

A summary of common themes we heard from our stockholders throughout the year with respect to our executive compensation, which was presented to the Compensation Committee, is set forth below, along with specific actions the Compensation Committee has taken in response to the stockholder feedback received.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    38

Back to Contents

What We Heard Prior to Our 2017 Annual Meeting	What We Did Following Our 2017 Annual Meeting

Stockholders wanted to see demonstrable action following the previous year’s say-on-pay advisory vote results

For example, they wanted to see:

•

Continued use of only performance-based equity awards

•

New employment agreements increasingly focused on pay-for-performance

•

No increase in our Chief Executive Officer’s base salary

•

11% reduction to our Chief Executive Officer’s 2017 annual equity award target grant date value, as compared to his 2016 award

•

14% reduction between 2016 and 2017 to our Chief Executive Officer’s target total compensation (i.e., sum of base salary, target bonus opportunity, and target grant date value of equity award)

•

94% of total compensation for our Chief Executive Officer for 2017 is performance-based

•

84% of the total compensation received by Messrs. Neumann and Johnson—the two NEOs hired during 2017—for 2017 was performance-based

•

No awards of time-based vesting restricted share units to any NEO during 2017

•

Equity awards made to our NEOs in 2017 structured to ensure performance-based deductibility under Section 162(m), to the extent possible

•

No discretionary bonus awards to our NEOs for 2017 (although two received long-term contract inducements upon hire)

•

Continued fiscally responsible and judicious approach to equity usage, with three-year average equity usage among the bottom one-third of our comparator group

•

Despite a year of strong financial performance, bonus awards under the CAIP to NEOs for 2017 were 21%–24% below target, reflecting the difficulty of the strategic objectives set for our NEOs

Stockholders expressed concerns about equity awards to our Chief Executive Officer

For example, they were concerned about:

•

Not enough variance in performance metrics

•

Performance periods of less than three years

•

In determining the CEO’s 2017 annual equity award, the Compansation Committee exercised discretion by including:

–

An 11% decrease in target grant date value over the prior year

–

Introduction of a 3.4-year relative TSR performance assessment

■

None of the PSUs will vest if our TSR performance is below the performance of the S&P 500 Total Return Index

■

Reduction of the vesting opportunity as a multiple of target (from 250% of target for maximum performance under the 2016 award, to 200% of target for maximum performance for the 2017 relative TSR portion)

–

Introduction of three-year cumulative performance assessment for years 2018, 2019, and 2020, measured by reference to our long-range strategic plan established in 2017 for that three-year period

•

The Compensation Committee believes that the CEO’s 2017 award, together with his 2016 award and the other provisions of his employment agreement, are designed to incentivize our long-term performance

Stockholders wanted to see increased use of varied financial performance objectives over multi-year performance periods underlying our executive compensation

For example, they would like to see:

•

A greater mix of performance metrics

•

Performance periods of at least three years

•

Use of metrics that compare Company performance to a benchmark or comparator group

•

As described above, our Chief Executive Officer’s 2017 equity award consisted of a mix of vehicles, each contingent on the Company’s performance over at least three years:

–

22.5% of the award consisted of stock options—a direct alignment to shareholder return for the Company

–

22.5% of the award consisted of relative TSR-based PSUs—a direct alignment to total shareholder return as compared to the S&P 500 Total Return Index

–

55% of the award consisted of long-range strategic plan-based PSUs—a direct alignment to our long-range strategic plan established in 2017 for the period of 2018–2020

•

Messrs. Durkin, Neumann, and Morhaime each also received equity awards in 2017 which vest by reference to our long-range strategic plan established in 2017 for the period of 2018–2020

•

The long-range strategic plan awards generally provided for vesting beyond any applicable contract end dates

•

The Compensation Committee, after careful consideration, concluded that, while relative performance metrics are appropriate to assess the performance of our CEO, financial objectives aligned with our AOP for a given year are the best measure of the performance of our other executives

We also discussed, and our stockholders expressed support with respect to, our decision to not disclose certain financial and strategic objectives underlying our compensation decisions (including the performance assessment after the completion of a performance period).

Our Compensation Committee takes the feedback received from stockholders seriously and will continue to incorporate such feedback into its decision-making process. We believe that the continued dialogue with our stockholders, and the actions we take in response, advance our compensation practices in a manner that is both responsive to the input we receive and appropriate for the Company.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    39

Back to Contents

Compensation Principles and Objectives

Our Compensation Principles

Align Compensation with Stockholder Interests—A substantial portion of an executive’s compensation opportunity is variable, stock-based, and linked to performance metrics that are intended to increase stockholder value, so that executive compensation is aligned with the interests of stockholders.

Pay for Performance—Annual and long-term incentive awards are linked to the Company’s financial performance, incentivizing executives to drive corporate performance.
Pay Competitively—We offer competitive total compensation in order to attract, retain, and motivate top executives with the characteristics needed to operate in our industry.

The Compensation Committee regularly reviews and refines our executive compensation program to ensure it supports those compensation principles. The following are the current objectives underlying the compensation of our executive officers:

What We Do

We Balance Near-Term and Long-Term Strategic Objectives—We provide a mix of compensation to incentivize both our short-term strategic objectives (e.g., through cash bonus programs) and long-term strategic objectives (e.g., via equity incentives).

We Create Clearly Defined Short- and Long-Term Goals Aligned with Our Strategy—Performance goals, both short- and long-term, are clearly defined to provide clear alignment between our business strategy, financial results, and incentive payments.

We Generally Grant Performance-Based Equity Awards—In 2017, all equity awards to our named executive officers were performance-based. We don’t generally grant restricted share units with only time-based vesting to our employees.

We Balance the Objectives Underlying Incentive Bonuses—The CAIP opportunities for our participating executive officers include both financial and specific, measurable, and non-subjective strategic objectives.

We Can Claw Back Improperly Earned Compensation—In the event of an earnings restatement, we may “claw back” performance-based compensation (including both annual and long-term incentive awards) paid to the executives responsible.

We Use Two-Tier Approval for Incentive Awards—We generally require at least two levels of approval for incentive awards (i.e., management and our Compensation Committee).

We Use an Independent Compensation Consultant—Our Compensation Committee receives advice and analysis regarding executive compensation from a consultant that is independent and performs no other work for the Company.

We Provide Limited Benefits—We provide modest supplemental health and welfare benefits, retirement benefits, and perquisites.
We Strive to Preserve the Tax Deductibility of Compensation—We generally strive to preserve the tax deductibility of the compensation paid to our executives, when possible.
What We Don’t Do

We Don’t Put Our Executives Before Our Stockholders—Executive compensation that is variably linked to the performance of the Company helps to align the goals and interests of executive officers and stockholders.

We Don’t Incentivize Excessive Risk Taking—Performance goals linked to our executive compensation do not encourage or incentivize excessive risk taking or risk exposure.
We Don’t Use Arbitrary Performance Metrics—We do not use arbitrary or unreliable measurements of performance in assessing performance-based executive compensation.

We Don’t Make Biased Compensation Decisions—Reviewing our executive and director compensation plans with an independent consultant introduces an unbiased and professional perspective on executive compensation.

We Don’t Generally Provide Change-of-Control Protection—Our Chief Executive Officer and the chief executive officer of King are the only executive officers entitled to any change-of-control protection, and each would only receive it if terminated after a change of control.

We Don’t Gross Up Section 280G Excise Taxes— Neither Mr. Kotick nor Mr. Zacconi—our only two executive officers entitled to a payment upon a change of control (and then, only upon a subsequent termination of his employment)—is entitled to a gross-up in respect of any excise taxes imposed under Section 280G of the Internal Revenue Code on those payments.

We Don’t Reprice Stock Options—The Activision Blizzard, Inc. 2014 Incentive Plan (the “2014 Plan”), the plan under which all of our equity incentive awards are now granted, prohibits the repricing of “underwater” equity awards.

We Don’t Pay Dividends on Unearned Awards—None of our equity awards are entitled to dividend equivalents, and we do not intend to grant such awards in the future.
We Don’t Guarantee Salary Increases—None of our named executive officers are entitled to a guaranteed salary increase.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    40

Back to Contents

Decision-Making Approach to Executive Compensation

Factors Influencing Compensation Decisions

During 2017, our approach to establishing executive pay levels was revised to align with the Compensation Committee’s evolving view that pay levels should be determined using a holistic approach, involving an evaluation of a wide variety of factors, rather than targeting a specific percentile of the compensation paid to the executives at companies against which we compete, or may compete, for key talent. These factors include, but are not limited to:

•

Labor Market Conditions—An assessment of the competitive market to provide compensation packages that allow us to attract, retain, and motivate key executive talent that has contributed to our recent and long-term success, which may include a review of current executive compensation trends and best practices, as well as compensation data from our comparator group and/or published surveys.

•

Individual Considerations—An evaluation of the executive’s individual skill set and experience, his or her historical performance and expected future contributions to the Company, and the potential impact of an executive’s departure if he or she were to leave the Company.

•

Company Performance—A review of our recent and historical financial and operating performance, as well as future strategic initiatives, and the executive’s role in helping drive that performance.

•

Internal Pay Equity—A review to determine if compensation levels are internally fair and equitable relative to his or her role, responsibilities, and working and/or reporting relationships.

•

Stockholder Feedback—The feedback the Compensation Committee has received from stockholders with respect to our executive compensation practices.

The Compensation Committee does not use a predefined framework to weigh the importance of each of these factors and the emphasis placed on specific factors may vary from executive to executive. Ultimately, the terms on which any given executive officer is employed reflect the Compensation Committee’s independent judgment as to the amount and form of compensation necessary to attract, retain, and motivate that individual.

Highly Competitive Business Environment and Associated Talent Requirements

We operate in the interactive entertainment industry, which sits at the convergence of the gaming, entertainment, and technology sectors. Our industry is intensely competitive and constantly evolving. It features a number of unique characteristics, including:

•

a dependence on a relatively small number of titles for a disproportionate level of revenues and profits;

•

an increasing importance on building and growing franchises with sustained game quality and ongoing content releases;

•

rising costs of development, partially due to increasingly complex technological requirements; and

•

a global consumer base that expects entertainment content delivered through an increasingly varied range of channels.

We believe that, in order to succeed in this fast-changing business environment, we require executive talent with very specialized qualifications, including the following:

•

significant global experience managing complex brands and franchises;

•

in-depth knowledge of sophisticated strategies and operational models in the digital and entertainment segments; and

•

aptitude for, and experience in, managing entertainment and technology products and talent in a rapidly changing, high-risk environment.

Finding top executives with these characteristics requires recruitment of executives from a variety of industries (e.g., gaming, entertainment, and technology), including some that are larger and more mature than ours, and, therefore, the Compensation Committee takes into consideration a wide variety of factors, including compensation paid to executives at companies against which we compete, or may compete, for such talent.

Comparator Company Data and Compensation Surveys Referenced

The Compensation Committee has selected 16 comparators against which it benchmarks our executive compensation:

Adobe Systems Inc.	Netflix, Inc.
Booking Holdings Inc.	PayPal Holdings, Inc.
CBS Corporation	Salesforce.com, Inc.
Discovery Communications, Inc.	Sirius XM Holdings Inc.
eBay Inc.	Symantec Corporation
Expedia, Inc.	The Walt Disney Company
Electronic Arts Inc.	Twenty-First Century Fox, Inc.
Intuit Inc.	Viacom, Inc.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    41

Back to Contents

The Compensation Committee, in evaluating our executive compensation program, utilizes compensation data obtained from SEC filings made by companies in our comparator group, including compensation elements of the named executive officers of those companies, company-wide equity usage rates and potential dilution from equity plans.

In selecting this comparator group, the Compensation Committee considered: companies with whom we have historically directly competed for talent; participants within our industry sectors, as well as companies in adjacent industries; companies with comparable business models and organizational complexity; companies with comparable geographic footprints; and companies with comparable annual revenues and/or market capitalization. Among these comparator companies, our 2017 revenues of $7.0 billion approximate the 29th percentile (by reference to the most recently available annual data for each), while our market capitalization approximated the 57th percentile (as of January 2018).

Our management and Compensation Committee regularly monitor our comparator group, as the nature and scope of our business and potential talent pool evolve, to ensure the companies to which we reference continue to reflect an appropriate mix of the industry segments in which we compete, or may compete, for key talent. As such, during October 2017, the Compensation Committee, with the assistance of its independent consultant, updated our comparator group by removing CA Technologies, Citrix Systems Inc., Hasbro Inc., LinkedIn Corp., Take-Two Interactive Software Inc., Time Warner Inc., Yahoo! Inc., and Zynga, Inc., and adding Expedia, Inc., PayPal Holdings, Inc., Sirius XM Holdings, Inc., Twenty-First Century Fox, Inc., and The Walt Disney Company. Three of these former comparator group companies— LinkedIn, Time Warner, and Yahoo—were removed because of takeover activity, two—Zynga and Take-Two Interactive—were removed because they are no longer size-relevant, and three—Hasbro, Citrix, and CA—were removed because they are only tenuously associated with what is now our core business. To maintain an appropriate number of companies in our comparator group, the Compensation Committee, with the assistance of its independent consultant, identified the five companies mentioned above as companies with which we compete, either in the marketplace or for talent. Specifically, Disney, Fox, and Sirius XM are in the digital entertainment sector and, as such, are competitive with our core business, and Expedia and PayPal are companies in the technology sector that are size-relevant and that have regionally-relevant headquarters and, as such, compete with us for talent.

In reviewing the compensation of our executive officers, the Compensation Committee, with the support of its independent compensation consultant and our management, also annually consults third-party surveys prepared by compensation specialists with respect to companies with comparable revenues, market capitalization, industry focus, number of employees, and other similar business-related factors in order to discern broader compensation trends in the market. During 2017, the surveys referenced included ones published by Radford. These additional sources of data provide robust supplemental pay information that is not publicly available.

This compensation data from our comparator group and published surveys helps the Compensation Committee understand the sectors in and with which we compete for talent, providing it with an important frame of reference. The Compensation Committee, as it deems appropriate, considers the compensation practices of any other companies with which we compete for executive talent. Furthermore, the Compensation Committee evaluates broader industry trends and practices to determine the appropriate elements of compensation and the effective design of each element.

Roles of the Key Participants in the Executive Compensation Decision-Making Process

Decisions regarding compensation for our executive officers are at the sole discretion of our Compensation Committee. To help inform these decisions, the Compensation Committee regularly reviews materials, advice, and analysis provided by our management and external compensation consultants in deciding on executive compensation matters, as described in more detail below.

Compensation Committee

•

Establishes our executive compensation principles.

•

Reviews and approves all compensation of our executive officers.

•

Has oversight of the Company’s long-term strategy for employee compensation.

•

Reviews and approves the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluates his or her performance in light of those goals and objectives, and determines his or her compensation based on that evaluation.

•

Selects and monitors the Company’s comparator group.

•

Evaluates compensation-related information and recommendations provided by our management and outside advisors.

•

Annually reviews the compensation payable to our Board.

•

Administers our equity incentive plans, including:

–

approving equity award guidelines;

–

approving all equity awards; and

–

monitoring our equity usage and resulting potential dilution.

•

Reviews and approves executive officer employment and severance agreements.

•

Evaluates broad industry trends and practices.

•

Engages, retains, and, where appropriate, terminates its independent compensation consultants.

For additional information regarding the Compensation Committee, see “Corporate Governance Matters—Board of Directors and Committees—Board Committees—Compensation Committee” above.

Compensation Committee’s Independent Compensation Consultant

•

Reports directly to the Compensation Committee and regularly attends Compensation Committee meetings.

•

Consults with the members of the Compensation Committee outside of formal committee meetings and without the participation of management, when requested by the Committee.

•

At the Compensation Committee’s direction, interacts with our management from time to time in order to obtain information it deems necessary to form its recommendations to the Committee.

•

Provides the Compensation Committee advice on the appropriateness and market competitiveness of our executive and director compensation programs.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    42

Back to Contents

•

Presents third-party data and provides advice and expertise on director and executive compensation trends, pay programs and pay levels, and other emerging “best practices” relating to such compensation.

•

Analyzes materials provided by our management to the Compensation Committee to ensure that those materials are consistent with the Company’s principles with respect to director and executive compensation and reasonable vis-à-vis the Company’s comparator group.

•

Assists the Compensation Committee with its determination as to who should be included in the Company’s comparator group, and reviews current comparator group members.

Since October 2013, the Compensation Committee has retained Exequity as its independent compensation consultant.

Executive Officers and Management

•

Our management assists the Compensation Committee in formulating the Company’s compensation programs and plans, including by, among other things:

–

regularly advising the Compensation Committee with respect to our business strategies and operational goals and plans;

–

regularly making recommendations to the Compensation Committee on the Company’s compensation practices, including with respect to effective types of incentive rewards and the individual performance of our executives;

–

monitoring the Company’s comparator group and trends in the market; and

–

supporting the development of the materials for each Compensation Committee meeting.

•

Our chief executive officer reviews the performance of the Company’s executive officers and provides his or her recommendations to the Compensation Committee with respect to our officers’ compensation.

•

No member of our management has a direct role in determining his or her own compensation. Further, decisions pertaining to the compensation of our chief executive officer are reviewed and discussed by the Compensation Committee in executive session, without the presence of the chief executive officer or any other member of our management.

During 2017, the Compensation Committee consulted with our NEOs, as well as our Chief People Officer, Brian Stolz, our Chief Legal Officer, Christopher Walther, and our Chief Compliance Officer and Corporate Secretary, Jeffrey Brown.

Impact of Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code—Limits on Compensation Deductibility

Section 162(m) generally prevents a publicly held corporation from taking a U.S. tax deduction when compensation paid to a “covered employee” exceeds $1.0 million in any taxable year. Prior to the enactment of the TCJA, a corporation’s covered employees generally consisted of any person who was the chief executive officer at any time during the tax year and the next three most highly paid NEOs as of the last day of the taxable year, other than the chief financial officer, who was excluded. Further, before the TCJA was enacted, “performance-based” compensation was not subject to this limit on deductibility, provided such compensation met specified requirements (e.g., that it was payable solely upon the attainment of objective pre-established, stockholder-approved performance goals). Deductibility of performance-based compensation under Section 162(m) was eliminated by the TCJA, effective January 1, 2018, subject to limited transition rules. In addition, the definition of “covered employees” under Section 162(m) was expanded as of January 1, 2018 to include any person who was the chief financial officer at any time during the relevant tax year and to provide that any person who was a covered employee as of January 1, 2017, or becomes a covered employee thereafter, will remain a covered employee in perpetuity.

As a result, for taxable years beginning after December 31, 2017, with the exception of any compensation “grandfathered” under the TCJA transition rules, we will not be able to deduct any compensation in excess of $1 million paid to any of the executives described above. We intend to seek deductions for compensation pursuant to those transition rules to the extent possible. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m), as amended by the TCJA, and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation, no assurance can be given that compensation we believe satisfies the requirements for exemption from Section 162(m) in fact will.

We continue to believe it is important that we retain the flexibility to structure compensation arrangements necessary to attract, retain, and motivate the best executive talent, even if such arrangements may result in non-deductible compensation expenses.

Section 409A of the Internal Revenue Code—Limits on Deferral of Compensation

To the extent that any compensation paid or committed to any of our named executive officers constitutes a deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, the Compensation Committee intends to cause that compensation to comply with the requirements of Section 409A and to avoid the imposition of penalty taxes and interest upon the person receiving the compensation.

Accounting Considerations

The Compensation Committee also takes accounting considerations, including the impact of Accounting Standards Codification (“ASC”) Topic 718, into account in structuring compensation programs and determining the form and amount of compensation awarded.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    43

Back to Contents

Elements of Our Executive Compensation Program for 2017

An overview of the primary elements of our executive compensation program and their purposes is presented below. Not all of these elements are applicable to all named executive officers. We aim to incentivize our executives to drive corporate financial performance by basing a significant portion of their compensation on achieving financial and strategic objectives. Our compensation principles have allowed us to attract, retain, and motivate the best talent in our industry, as evidenced by our performance.

Base Salary

In establishing the annual base salary rates for an executive officer, the Compensation Committee considers his or her role, his or her performance, salaries paid to the executive’s peers within the Company, and the target total compensation paid to executives in comparable positions by reference to data from our comparator group and published surveys. For information about our comparator group, see “—Decision-Making Approach to Compensation for Executive Officers—Comparator Company Data and Compensation Surveys Referenced” above.

None of our named executive officers had contractual entitlements to salary increases during 2017 (see “—Employment Agreements” below). Further, as noted below, Mr. Kotick’s annual base salary was not increased for 2018.

Salary increases are generally only provided to an executive officer:

•

upon his or her hire or entry into a new or revised employment agreement with the Company or one of its subsidiaries; or

•

in connection with our annual review of executive base salaries.

The table below reflects the salaries approved for 2017 and 2018 during our annual review, along with any other adjustments during 2017 and 2018:

Name	Salary as of 12/31/2016 ($)		Changes during 2017(1)		Salary as of 12/31/2017 ($)(1)		Changes during 2018 as of 04/30/2018(1)		Salary as of 04/30/2018 ($)(1)
Robert Kotick	2,366,757		(26.0)%	(2)	1,750,000	(2)	—	(2)	1,750,000	(2)
Spencer Neumann	—	(3)	—	(3)	850,000		+2.5%	(4)	871,420
Dennis Durkin	790,079		+13.9%	(5)	900,000	(5)	—		900,000	(5)
Collister Johnson	—	(6)	—	(6)	1,300,000		+2.3%	(7)	1,329,640
Michael Morhaime	959,507		+4.0%		997,887 / 1,367,105	(8)	+3.0%		1,408,118
Riccardo Zacconi	536,193	(9)	+2.5%		549,598	(9)	+3.5%		568,834	(9)
(1)

Other than as discussed in footnotes (2), (5), and (8) below, the changes to base salary for 2017 were effective in February 2017 following our 2017 annual salary review, and the changes for 2018 were effective in February 2018 following our 2018 annual salary review.

(2)

In accordance with his current employment agreement with us, dated as of October 1, 2016 (the “Kotick Employment Agreement”), Mr. Kotick’s annual base salary was decreased by 26% effective January 2017. Mr. Kotick's salary has not changed since that time. For more information on the Kotick Employment Agreement, see “—Employment Agreements—Robert Kotick” below.

(3)

Mr. Neumann’s employment with us began on May 30, 2017.

(4)

The 2.5% increase approved for Mr. Neumann during our 2018 annual salary review is equivalent to a 3.0% compound annual base salary adjustment, adjusted to reflect his May 30, 2017 date of hire.

(5)

In addition to the 5.0% increase he received during our 2017 annual review, Mr. Durkin's base salary was increased by 8.5% effective in May 2017 in accordance with his most recent employment agreement with us, dated as of May 10, 2017 (the “Most Recent Durkin Employment Agreement”). He did not receive an increase during the 2018 annual review of executive base salaries. For more information on the Most Recent Durkin Employment Agreement, see “—Employment Agreements—Dennis Durkin” below.

(6)

Mr. Johnson’s current employment with us began on June 26, 2017.

(7)

The 2.3% increase approved for Mr. Johnson during our 2018 annual salary review is equivalent to a 3.0% compound annual base salary adjustment, adjusted to reflect his June 26, 2017 date of hire.

(8)

On January 1, 2018, as was done for the other plan participants following the elimination of the Blizzard Holiday Plan, Mr. Morhaime’s base salary was adjusted to reflect the inclusion of an amount equal to the payment he received under the Blizzard Holiday Plan for 2017 (i.e., $369,218).

(9)

Mr. Zacconi is paid in British pounds. The base salaries in the table represent the £400,000 to which he was entitled as of February 2016, the £410,000 to which he was entitled as of February 2017, and the £424,350 to which he was entitled as of March 2018, in each case converted using an end of 2017 spot exchange rate of 1.340483 British pounds to the U.S. dollar.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    44

Back to Contents

Corporate Annual Incentive Plan and Other Performance-Based Bonuses

2017 Incentive Opportunities under the CAIP

CAIP Plan Design

Cash bonuses under our CAIP are designed to drive our financial results and to incentivize individual contributions toward strategic and operational initiatives.

These bonuses were structured to simultaneously achieve tax deductibility under Section 162(m) and allow the Compensation Committee flexibility in awarding pay that matches each executive’s actual performance. To achieve these goals, there was a single performance objective that, if met or exceeded, would allow for the payment of a bonus to each executive to the extent permitted under the 2014 Plan. Then the Compensation Committee, using the negative discretion permitted by the tax rules, would reduce the payment to him so that his actual pay matches his actual performance.

Specifically, if AB Adjusted Operating Income for 2017 was at least 75% of the AB Adjusted Operating Income objective set forth in the AOP for the year, the bonus to be paid to each executive would be initially set at the stockholder-approved limit of $10 million, less the amount of any other “senior executive plan bonus” within the meaning of the 2014 Plan that was paid or to be paid to that person for 2017 (e.g., the payment to Morhaime under the Morhaime Profit Sharing Plan). If AB Adjusted Operating Income for 2017 was between 75% and 85% of the AB Adjusted Operating Income objective set forth in the 2017 AOP, the Compensation Committee would then use its negative discretion to reduce or eliminate the portion of each bonus contingent on financial objectives. The Compensation Committee would also use that discretion to reduce or eliminate the bonus for each executive officer in accordance with the objectives and formula described below under “—Resulting 2017 Payments under the CAIP”.

2017 Target Payout Opportunities under the CAIP

In setting the target payout opportunities for each of our participating named executive officers under the CAIP for 2017, the Compensation Committee considered any requirements set forth in any applicable employment agreement, competitive market data, our desired pay mix, and the compensation levels of our other senior executives. If a participating named executive officer satisfied (but did not exceed) all performance goals, the executive officer was eligible to receive a payment equal to his target payment. Based upon the established performance goals, target opportunities under the CAIP for 2017 to our named executive officers were as follows:

2017 CAIP Targets (% of 2017 Salary)(1)
Robert Kotick	200%
Spencer Neumann	150%
Dennis Durkin	134%(2)
Collister Johnson	100%(3)
Michael Morhaime	27%(4)
Riccardo Zacconi	—(5)
(1)

The 2014 Plan caps maximum payments of “senior executive plan bonuses” to each individual executive at $10 million per year. Actual payments under the CAIP are in the Compensation Committee’s discretion and vary for each executive based on his actual base salary, his target opportunity, his financial and strategic objectives, including the relative weighting with respect to each, and his and the Company’s performance measured against those objectives.

(2)

Mr. Durkin’s target CAIP opportunity for 2017 of 134% of his salary represents the weighted average of the 100% target he had prior to May 10, 2017 under a prior employment agreement with us, dated as of February 29, 2012 (the “Prior Durkin Employment Agreement”), and the 150% target he had thereafter pursuant to the Most Recent Durkin Employment Agreement. Please see “—Employment Agreements—Dennis Durkin” below.

(3)

Mr. Johnson also has an opportunity to receive an additional bonus ranging from 10% to 100% of his base salary for each year in which cumulative AB Adjusted Earnings Per Share is 15% or more than the higher of (x) the AB Adjusted Earnings Per Share AOP objective for the prior year and (y) the prior year’s actual AB Adjusted Earnings Per Share, such that his total bonus opportunity under the CAIP for any year may be up to 200% of his base salary. For more information on Mr. Johnson’s bonus opportunity under the CAIP, see “—Employment Agreements—Collister Johnson—Annual Bonus” below.

(4)

Mr. Morhaime’s target CAIP opportunity for 2017 was 27% of his salary. In addition to being eligible for a CAIP bonus, during 2017 Mr. Morhaime also participated in the Blizzard Holiday Plan and the Morhaime Profit Sharing Plan, both of which are discussed in more detail below (see “—Other Cash Programs or Awards for 2017” and “Corporate Annual Incentive Plan and Other Performance-Based Bonuses—Profit Sharing Plans,” respectively). Following the elimination of the Blizzard Holiday Plan as of the end of 2017 and subsequent adjustment in Mr. Morhaime’s salary, Mr. Morhaime’s bonus opportunity under the CAIP was reduced to 20% of his then-current base salary.

(5)

Mr. Zacconi does not participate in the CAIP. He participates in the King Profit Sharing Plan, which is discussed in more detail below (see “—Corporate Annual Incentive Plan and Other Performance-Based Bonuses—Profit Sharing Plans”).

Determination of 2017 Performance Goals for the CAIP

In March 2017, our Compensation Committee established the financial and strategic objectives underlying 2017 CAIP opportunities. The Compensation Committee believes that the specific goals chosen required significant profitability, demanded superior performance from our management team, and drove accountability for each participating executive.

The Compensation Committee used operating income as an overall goal, by expressing the intent to use its negative discretion to

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    45

Back to Contents

reduce or eliminate all bonuses under the CAIP if AB Adjusted Operating Income for 2017 was not at least 75% of the AB Adjusted Operating Income objective set forth in the 2017 AOP.

The Compensation Committee then established individual goals for each participating named executive officer.

Financial Objectives. For each participating named executive officer, 60% of his target opportunity under the CAIP for 2017 was based on operating income, earnings per share, and/or free cash flow. The Compensation Committee believes that the financial measures used are robust indicators of our overall performance, capturing fluctuations in sales as well as operating costs, and, as such, provide incentives to our executives to achieve goals that contribute to increasing stockholder value. Other measures the Committee considered but excluded when initially designing the CAIP included revenues, excluded because it does not capture operating costs, and TSR, excluded because awards under our equity incentive plans already incentivize stock appreciation. As the number of titles we release fluctuates from year-to-year, the financial goals underlying CAIP opportunities for a year may be lower than the goals—or results—from a prior year.

Strategic Objectives. The remaining 40% of the target opportunity for each participating named executive officer under the CAIP for 2017 was based on four or five specific, measurable, and non-subjective strategic objectives to be achieved during the year.

These objectives generally fell into the following categories:

•

Financial Performance. Delivering upon financial targets and establishing the framework for growth in future years (e.g., achieving a defined amount of operating income from a specific franchise during 2017).

•

Existing Franchises. Growing and maintaining content within our existing portfolio of franchises, while enhancing consumer engagement (e.g., a product in development achieving certain developmental milestones during 2017).

•

New Initiatives. Driving innovation in our core businesses and cultivating new business opportunities (e.g., Overwatch League team sales generating a certain amount of revenues during 2017).

Mr. Johnson also had an opportunity to receive an additional bonus based on AB Adjusted Earnings Per Share growth. For more information on this opportunity, see “—Employment Agreements—Collister Johnson—Annual Bonus” below.

The following tables illustrate the relationship between the achievement of the financial measures and the resulting payouts based on target opportunity for our participating executive officers:

*

As discussed under “General—Financial Measures Used in this Proxy Statement” above, free cash flow, operating income, and earnings per share objectives and measurement of actual performance are based on non-GAAP measures.

Resulting 2017 Payments under the CAIP

Since Activision Blizzard exceeded the threshold level of 75% of the AB Adjusted Operating Income objective set forth in the 2017 AOP, each of our participating named executive officers was eligible to receive a CAIP bonus for 2017 of up to $10 million (less the amount of any other “senior executive plan bonus” within the meaning of the 2014 Plan that he received), subject to the Compensation Committee’s use of negative discretion to reduce or eliminate that bonus.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    46

Back to Contents

To calculate the amount of the bonus that each participating named executive officer would receive, the following formula, applied using straight-line interpolation, was used:

(1)

For 2017, each participating NEO had two or three financial performance measures tied to his CAIP payout.

(2)

For 2017, each participating NEO had four to five strategic objectives tied to his CAIP payout.

The following table shows the weighting, expressed as a percentage, assigned to each of the performance measures underlying each named executive officer’s bonus opportunity under the CAIP for 2017, along with the maximum and actual payout as a percentage of the target. Despite strong financial performance for 2017, achievement of the strategic objectives for our named executive officers fell short of expectations, at 13% to 28% of target, which, consistent with our pay-for-performance approach, resulted in overall CAIP bonuses to our named executive officers falling 21%–24% below target for the year.

Name/Measure	Weight	Maximum CAIP Achievement (as % of Target)	Resulting CAIP Performance (as % of Target)
Robert Kotick
AB Adjusted Operating Income	30%	200%	117%
AB Adjusted Earnings Per Share	15%	200%	120%
AB Adjusted Free Cash Flow	15%	150%	140%
Strategic objectives(1)	40%	120%	13%
TOTAL	100%	161%	79%
Spencer Neumann
AB Adjusted Operating Income	30%	200%	117%
AB Adjusted Earnings Per Share	15%	200%	120%
AB Adjusted Free Cash Flow	15%	150%	140%
Strategic objectives(1)	40%	120%	13%
TOTAL	100%	161%	79%
Dennis Durkin
AB Adjusted Operating Income	30%	200%	117%
AB Adjusted Earnings Per Share	15%	200%	120%
AB Adjusted Free Cash Flow	15%	150%	140%
Strategic objectives(1)	40%	120%	13%
TOTAL	100%	161%	79%
Collister Johnson
AB Adjusted Operating Income	30%	200%	117%
AB Adjusted Earnings Per Share	15%	200%	120%
AB Adjusted Free Cash Flow	15%	150%	140%
Strategic objectives	40%	120%	13%
TOTAL	100%	161%	79%
Michael Morhaime
Blizzard Adjusted Operating Income	40%	200%	103%
AB Adjusted Operating Income	20%	200%	117%
Strategic objectives(1)	40%	120%	28%
TOTAL	100%	168%	76%
(1)

We believe that disclosing specific, measurable, and non-subjective strategic objectives for the year could affect us adversely by, for example, providing confidential information on business operations and forward-looking strategic plans to our customers and competitors that could result in substantial competitive harm. Therefore, only a brief description and the aggregate weighting of those goals for each of our participating NEOs for 2017 are shown. In each case, actual performance at the end of the year was assessed by our management, audited by our internal auditors, and presented for review and approval to our Compensation Committee on a discrete “yes” or “no” basis.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    47

Back to Contents

All CAIP payments were based on actual eligible earnings and the achievement of specified financial metrics and specific, measurable, and non-subjective strategic objectives and the weighting thereof. For 2017, the Compensation Committee did not apply incremental judgment or discretion in determining CAIP bonus payouts, and such awards directly reflected performance against the objectives and formula established at the beginning of the year, as described above.

Name	Target Payment ($)	Actual Payment (as % of target)	Actual Payment ($)
Robert Kotick	3,547,443	79%	2,808,688
Spencer Neumann	1,275,000	79%	1,009,481
Dennis Durkin	1,157,544	79%	916,485
Collister Johnson(1)	625,000	79%	494,844
Michael Morhaime	267,571	76%	202,610
(1)

In addition to Mr. Johnson's target bonus opportunity of 100% of his base salary, he also has an opportunity to receive an additional bonus ranging from 10% to 100% of his base salary for each year in which cumulative AB Adjusted Earnings Per Share is 15% or more than the higher of (x) the AB Adjusted Earnings Per Share AOP objective for the prior year and (y) the prior year’s actual AB Adjusted Earnings Per Share, such that his total bonus opportunity under the CAIP for any year may be up to 200% of his base salary. The objective was not met for 2017. For more information on Mr. Johnson’s bonus opportunity under the CAIP, see “—Employment Agreements—Collister Johnson—Annual Bonus” below.

Profit Sharing Plans

Payments under our profit sharing plans are designed to drive the financial results of the relevant business unit (i.e., Blizzard or King).

In addition to his opportunity under the CAIP as discussed above, in accordance with his previous employment agreement, Mr. Morhaime earned a payment for 2017 under the Morhaime Profit Sharing Plan. The Morhaime Profit Sharing Plan is commensurate with the Blizzard Profit Sharing Plan, a broad-based program that predates the Vivendi Games Combination and provides employees of Blizzard with the opportunity to share in the profits generated by our Blizzard business unit. We refer to it herein as the “Morhaime Profit Sharing Plan” because, in order to maximize the deductibility of those payments as performance-based compensation under Section 162(m), Mr. Morhaime's opportunity to receive a part of any “profit sharing pool” established under the Blizzard Profit Sharing Plan was via the 2014 Plan. The Compensation Committee made the decision to retain a profit sharing component in Mr. Morhaime’s compensation following the Vivendi Games Combination due to Mr. Morhaime’s position, as well as our strategic focus on profitability, the prevalent market practice of profit sharing programs in the interactive entertainment industry, and our desire to incentivize and reward his contribution to Blizzard and Activision Blizzard profits. Mr. Morhaime is not entitled to a specific percentage of the profit sharing pool established pursuant to the Blizzard Profit Sharing Plan, and the Compensation Committee may exercise discretion with respect to his actual annual percentage interest in the pool.

In accordance with his employment agreement, Mr. Zacconi earned a payment for 2017 under the King Profit Sharing Plan. The King Profit Sharing Plan is a broad-based program established in connection with the King Acquisition which provides employees of King with the opportunity to share in the profits generated by our King business unit. We established the King Profit Sharing Plan because of our strategic focus on profitability, the prevalent market practice of profit sharing programs in the interactive entertainment industry, and our desire to incentivize and reward his contribution to both King and Activision Blizzard profits. Under the King Profit Sharing Plan, Mr. Zacconi is entitled to 6% of the “profit sharing pool” established pursuant to the King Profit Sharing Plan. However, the Compensation Committee may exercise discretion with respect to his actual annual percentage interest in the pool, subject to a specified minimum percentage.

Other Cash Programs or Awards for 2017

Blizzard Holiday Plan

In addition to the CAIP and the Morhaime Profit Sharing Plan, discussed above, Mr. Morhaime received a payment for 2017 under the Blizzard Holiday Plan, a broad-based program for employees of Blizzard that, like the Blizzard Profit Sharing Plan, predated the Vivendi Games Combination. Under the Blizzard Holiday Plan, Mr. Morhaime was eligible to receive an end-of-year bonus, the target amount of which was 37% of his base salary, the actual amount of which was otherwise based on a subjective determination by the Compensation Committee.

Blizzard has eliminated the Holiday Bonus Plan and, as such, Mr. Morhaime will not be receiving a bonus thereunder in 2018 or thereafter. On January 1, 2018, as was done for the other plan participants following that elimination, Mr. Morhaime’s base salary was adjusted to reflect the inclusion of an amount equal to the payment he received under the Blizzard Holiday Plan for 2017 (i.e., $369,218).

Long-Term Contract Inducements

Our two new executive officers, Messrs. Johnson and Neumann, each received a long-term contract inducement in connection with their hiring by the Company during 2017. Please see “—Employment Agreements—Collister Johnson—Long-Term Contract Inducement” and “—Employment Agreements—Spencer Neumann—Long-Term Contract Inducement” below.

Discretionary Awards

None of our named executed officers received a discretionary award in 2017.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    48

Back to Contents

Equity Awards

Philosophy

Our equity incentive program is intended to drive long-term value creation, create alignment with stockholders’ interests and encourage retention of key executives. The program consists of stock options and performance-based vesting restricted share units. In determining the estimated grant value of equity awards to an executive officer, the Compensation Committee considers a number of factors, including his or her role, his or her performance, his or her annualized total compensation, compensation paid to the executive’s peers within the Company, and compensation paid to executives in comparable positions by reference to data from our comparator group and published surveys.

We utilize a mix of equity awards:

•

performance-based vesting restricted share unit awards, which are designed to incentivize our executives to achieve specific performance objectives that align with our multi-year business strategy; and

•

stock options, which may include performance-based vesting criteria, which directly align an executive’s interests to that of our stockholders, as any financial gain is conditioned upon appreciation of our Common Stock and, as such, directly link executive pay with Company performance.

We believe a combination of performance-based vesting restricted share units and stock options appropriately balances the various objectives of the equity incentive program because it promotes long-term value creation critical to driving TSR, directly aligns executive compensation with stockholder interests through share ownership and encourages our key executives to remain engaged with our organization through the vesting date of the awards.

Conservative Equity Granting Practices

While we believe that equity awards are an important part of our compensation program, we continue to be very judicious in the granting of equity awards to our employees. Our average “burn rate” over the last three years was 1.8%. Our burn rate is calculated as the total number of shares subject to awards we granted in a year, adjusting full-value awards based on a stock price volatility premium, divided by our basic weighted average common shares outstanding for that year. The average burn rate of the companies comprising our comparator group for that similar period ranges from 0.8% to 6.7%. Our burn rate falls in the bottom third of our comparator group.

Use of Performance-Based Equity Awards

As discussed above (see “—Overview—Compensation Principles and Objectives”), the Compensation Committee believes that, in general, equity awards made to an executive officer should include an award with performance-based vesting criteria. Consistent with that philosophy, during 2017, no named executive officers received restricted share unit awards with only time-based vesting. Further, a portion of all equity awards granted to our named executive officers during 2017 had vesting that is contingent on the achievement of specified performance objectives. In addition, each named executive officer had equity awards that vested or will vest based on 2017 financial performance objectives.

Beginning in 2016, we introduced annual grants with vesting contingent on the achievement of a financial objective in our long-range strategic plans. As such, each of Messrs. Kotick, Neumann, Durkin, and Morhaime received an award in 2017 that vests by reference to a cumulative AB Adjusted Operating Income objective for 2018, 2019, and 2020 set forth in our 2017 long-range strategic plan for that three-year period.

2017 Vesting and Cancellation of Performance-Based Equity Awards

Based on Company performance during 2017, performance-based vesting equity awards to each of our named executive officers vested (or will vest, subject to his continued employment through the vesting date) or were canceled as follows:

Executive	Grant Type	Performance Metric	Actual Performance (% of Target)	Award Achievement (% of Target)(1)	Aggregate Shares / Options				Vesting Date
					Target	Maximum	Achieved
Robert Kotick	2014 Plan/PSUs	2017 AB Adjusted Operating Income	117%	169%	201,776	504,439	341,052	(2)	March 31, 2019
Spencer Neumann	2014 Plan/PSUs	2017 AB Adjusted Earnings Per Share	120%	120%	29,862	37,328	35,873		March 31, 2018
	2014 Plan/PSUs	2017 AB Adjusted Operating Income Relative to 2016 AB Adjusted Operating Income	103%	109%	14,931	44,793	16,300		March 31, 2018
Dennis Durkin	2014 Plan/PSUs	2017 AB Adjusted Earnings Per Share	120%	120%	11,198	13,998	13,452		March 14, 2018
	2014 Plan/PSUs	2017 AP Adjusted Operating Income	132%	125%	11,198	13,998	13,998		March 14, 2018
	2014 Plan/PSUs	2017 AB Adjusted Operating Income	117%	117%	22,397	27,996	26,262		March 14, 2018
Collister Johnson	2014 Plan/PSUs	2017 AB Adjusted Earnings Per Share	120%	120%	15,998	19,998	19,218		June 29, 2018

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    49

Back to Contents

Executive	Grant Type	Performance Metric	Actual Performance (% of Target)	Award Achievement (% of Target)(1)	Aggregate Shares / Options			Vesting Date
					Target	Maximum	Achieved
	2014 Plan/PSUs	2017 AB Adjusted Operating Income	117%	117%	31,995	39,994	37,516	June 29, 2018
Michael Morhaime	2014 Plan/PSUs	2017 Blizzard Adjusted Operating Income	103%	103%	38,896	48,620	39,886	March 31, 2019
Riccardo Zacconi	KDE Plan/Options	2017 King Adjusted Operating Income	111%	100%	150,542	150,542	150,542	February 22, 2019
	KDE Plan/Options	2017 King Adjusted EBITDA	Missed	0%	150,542	150,542	0	Did not vest
(1)

Award achievement, as a percent of target, may vary for each executive based on the terms of his underlying award.

(2)

Actual shares earned will be determined at the discretion of the Compensation Committee on the vesting date in accordance with the Kotick Employment Agreement.

Determinations as to Achievement of Performance Metrics

All determinations as to the level of achievement of a performance metric underlying an equity award are made by our Compensation Committee by reference to auditable financial measures.

Dividend Equivalents

None of the outstanding equity awards made to our named executive officers is entitled to dividend equivalents, and we do not anticipate making time- or performance-based vesting awards with the right to dividend equivalents in the future.

Other Award Terms

Stock options have an exercise price equal to the Nasdaq Official Closing Price of our Common Stock as reported on Nasdaq.com on the effective date of the grant.

Equity awards will generally cease to vest upon the termination of the holder’s employment, and vested stock options will generally remain exercisable for a limited period of time (90 days or less) after the termination date. For the impact of the termination of the employment of each named executive officer on his outstanding equity awards, please see “—Potential Payments upon Termination or Change of Control” below.

Incentive Plan Limitations on Equity Awards

Under the 2014 Plan, the plan under which all of our equity incentive awards are now granted, there are limits on the number of stock options we can grant to anyone, including our executive officers, in a single year. There are similar restrictions on the number of restricted share unit awards and performance shares we can grant to any participant in a single year.

Limited Double-Trigger Change-of-Control Arrangements

Aside from Messrs. Kotick and Zacconi, none of our employees have been provided with any change-of-control protection. Each of Messrs. Kotick and Zacconi has been provided with certain protection in the event he is terminated following a change of control (known as a “double trigger”). These benefits are described under “—Potential Payments upon Termination or Change of Control” below. The Compensation Committee believes these arrangements will incentivize the relevant individuals to maintain objectivity in the context of, and contribute to, a potential change-of-control transaction.

Limited Retirement Benefits

We offer a 401(k) plan to all employees in the United States, including our eligible named executive officers, and we match a certain percentage of each employee’s contributions to our 401(k) plan (which, for Mr. Morhaime is, consistent with the benefits to which he was entitled prior to the Vivendi Games Combination, a higher percentage than our other participating named executive officers). Similarly, Mr. Zacconi is eligible to participate in a qualified defined contribution retirement plan offered to all UK-based King employees subject to an employment agreement, and we match a certain percentage of each employee’s contribution to that retirement plan. Please see the “Summary Compensation Table” below for further details.

We do not provide any other retirement benefits to our employees, including our named executive officers. We believe that retirement arrangements are particular to, and should remain the responsibility of, each individual officer. The emphasis on minimal retirement arrangements ensures that a substantial portion of our named executive officers’ long-term wealth accumulation depends on the achievement of Activision Blizzard profitability objectives and the appreciation of our Common Stock.

Health and Welfare Benefits

Our named executive officers are eligible to participate in our medical, vision, and dental insurance programs. Our named executive officers are generally offered these benefits on the same terms as the broad employee population. For 2017, the Company paid the premiums associated with Mr. Morhaime’s medical, vision, and dental insurance programs, as well as the premiums associated with Mr. Zacconi’s private family medical insurance plan. Please see the “Summary Compensation Table” below for further details.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    50

Back to Contents

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included under “Executive Compensation—Compensation Discussion and Analysis” above. Based on that review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and also be incorporated by reference into our Annual Report on Form 10-K for the period ended December 31, 2017.

Members of the Compensation Committee

Robert Morgado (Chairperson), Reveta Bowers, Casey Wasserman, and Elaine Wynn

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    51

Back to Contents

Summary Compensation Table

The table below presents information with respect to each of our named executive officers regarding compensation earned during the periods indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	(1)	Stock Awards ($)	(2)	Option Awards ($)	(2)	Non-Equity Incentive Plan Compensation ($)	(3)	All Other Compensation ($)		Total ($)
Robert Kotick Chief Executive Officer	2017	1,750,000	—		19,553,653		4,498,896		2,808,688		87,138	(4)	28,698,375
	2016	2,375,858	—		24,932,065		—		5,590,414		167,223		33,065,560
	2015	2,294,328	—		—		—		4,844,383		87,223		7,225,934
Spencer Neumann(5) Chief Financial Officer	2017	503,461	1,000,000		4,151,199		2,800,076		1,009,481		1,590	(4)	9,465,807
Dennis Durkin Chief Corporate Officer and Former Chief Financial Officer	2017	870,902	—		3,287,840		699,706		916,485		27,212	(4)	5,802,145
	2016	787,185	—		—		—		941,451		17,955		1,746,591
	2015	752,818	—		—		—		1,105,673		18,187		1,876,678
Collister Johnson(6) President and Chief Operating Officer	2017	675,000	1,000,000		2,984,205		5,990,128		494,844		55,263	(4)	11,199,440
Michael Morhaime President and Chief Executive Officer, Blizzard	2017	991,983	369,218		3,049,205		4,197,078		3,651,419		48,278	(4)	12,307,181
	2016	957,378	355,018		2,833,600		2,532,666		5,330,175		69,839		12,078,676
	2015	924,411	341,363		2,386,767		1,941,999		3,003,638		90,598		8,688,776
Riccardo Zacconi(7) Chief Executive Officer, King	2017	549,598	—		—		5,128,966		9,113,000		8,112	(4)	14,799,676
	2016	415,928	—		—		4,249,877		7,700,057		133,614		12,499,476
(1)

The amount paid to Mr. Neumann for 2017 represents one-half of an inducement to enter into his current employment agreement with us, dated as of May 5, 2017 (the “Neumann Employment Agreement”), the second half of which was paid in cash in March 2018 (see “—Employment Agreements—Spencer Neumann—Long-Term Contract Inducement” below). The amount paid to Mr. Johnson for 2017 represents part of an inducement to enter into his current employment agreement with us, dated as of May 10, 2017 (the “Johnson Employment Agreement”), the remaining $1.2 million of which was paid in cash in January 2018 (see “—Employment Agreements—Collister Johnson—Long-Term Contract Inducement” below). The amounts paid to Mr. Morhaime for 2017, 2016, and 2015 consist of bonuses paid to him pursuant to the Blizzard Holiday Plan (see “Compensation Discussion and Analysis—Elements of our Executive Compensation Program for 2017—Other Cash Programs or Awards for 2017” above). As of January 1, 2018, Blizzard has eliminated the Blizzard Holiday Plan and, as such, Mr. Morhaime will not be receiving a bonus thereunder in 2018 or thereafter.

(2)

The amounts in the Stock Awards column represent the aggregate grant date fair value of restricted share units (which have time- and performance-based vesting conditions) awarded in the period, computed in accordance with ASC Topic 718. The amounts in the Option Awards column represent the aggregate grant date fair value of stock option awards made in the period computed in accordance with ASC Topic 718. As such, in the year of grant, the full aggregate grant date fair value appears, rather than the portion being expensed for financial statement reporting purposes in that year.

Assumptions and key variables used in the calculation of the grant date fair values:

•

for 2017, are discussed in footnote 14 to our audited financial statements included in our 2017 10-K;

•

for 2016, are discussed in footnote 14 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 28, 2017; and

•

for 2015, are discussed in footnote 14 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 29, 2016.

(3)

The amount in this column for each year for each named executive officer represents cash incentives paid under the CAIP, except for Mr. Morhaime, for whom the amount represents cash incentives paid under both the CAIP and the Morhaime Profit Sharing Plan, and for Mr. Zacconi, for whom the amount only represents cash incentives paid under the King Profit Sharing Plan (as Mr. Zacconi is not eligible for the CAIP). The amount for Mr. Zacconi under the King Profit Sharing Plan for 2017 includes $244,500 that he is expected to receive on or around September 30, 2018 and an additional $244,500 that he is expected to receive on or around March 31, 2019, in each case subject to his continued employment in good standing through the relevant date. The amount paid to Mr. Durkin under the CAIP for 2015 includes an additional performance-based bonus of $300,000 paid under the 2014 Plan in recognition of his significant contributions in connection with our transformative acquisition of King. For a discussion of non-equity incentive plans, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses” above.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    52

Back to Contents

(4) The “all other compensation” for 2017 consists of the following:
Name	Perquisites, gifts, and awards ($)	Taxable income reimbursement ($)		Retirement plan “matching” contributions ($)	(a)	Life, disability, or medical insurance premiums ($)	Commuting Expenses ($)		Total “Other Compensation” ($)
Robert Kotick	—	—		4,800		82,338	—		87,138
Spencer Neumann	—	—		1,040		550	—		1,590
Dennis Durkin	—	179	(b)	3,600		23,433	—		27,212
Collister Johnson	—	194	(b)	—		550	54,519	(c)	55,263
Michael Morhaime	—	1,725	(d)	9,720		36,833	—		48,278
Riccardo Zacconi	—	—		—		8,112	—		8,112

(a)

These amounts represent “matching” contributions by us under our 401(k) plan.

(b)

This amount represents a reimbursement for taxes the executive incurred for a de minimis gift received from the Company.

(c)

This amount represents commuting expenses for travel between Mr. Johnson’s residence and our corporate headquarters for the period preceding his relocation.

(d)

This amount represents a reimbursement for taxes Mr. Morhaime incurred for de minimis gifts received from the Company, including merchandise he received from Blizzard as part of a broad-based program for Blizzard employees.

(5)

Mr. Neumann’s date of hire was May 30, 2017.

(6)

Mr. Johnson’s date of hire was June 26, 2017.

(7)

Mr. Zacconi’s term of employment with us began on February 23, 2016, when we closed the King Acquisition. Mr. Zacconi’s salary is paid in British pounds. As such, the salary amounts for 2017 in this table were converted using an end of 2017 spot exchange rate of 1.340483 British pounds to the U.S. dollar. Mr. Zacconi’s insurance premiums were paid in euros. As such, the insurance premiums for Mr. Zacconi for 2017 in this table were converted using an end of 2017 spot exchange rate of 1.190334 euros to the U.S. dollar.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    53

Back to Contents

Grants of Plan-Based Awards for 2017

The table below provides information regarding the grants of plan-based awards made to each of our named executive officers during 2017:

Name	Grant Type	Grant Date	Approval Date	(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
					Threshold ($)	Target ($)		Maximum ($)
Robert Kotick	2014 Plan/CAIP(3)				0	3,500,000		10,000,000
	2014 Plan/PSUs	8/7/17	8/4/17
	2014 Plan/PSUs	8/7/17	8/4/17
	2014 Plan/Options	8/7/17	8/4/17
Spencer Neumann	2014 Plan/CAIP(3)				0	1,275,000		10,000,000
	2014 Plan/PSUs	8/7/17	8/4/17
	2014 Plan/PSUs	8/7/17	8/4/17
	2014 Plan/Options	8/7/17	8/4/17
	2014 Plan/PSUs	11/6/17	10/29/17	(10)
Dennis Durkin(5)	2014 Plan/CAIP(3)				0	829,583	(12)	10,000,000
	2014 Plan/PSUs	8/7/17	8/4/17
	2014 Plan/Options	8/7/17	8/4/17
	2014 Plan/PSUs	11/6/17	10/29/17	(10)
Collister Johnson	2014 Plan/CAIP(3)				0	673,151	(16)	10,000,000
	2014 Plan/PSUs	8/7/17	8/4/17
	2014 Plan/Options	8/7/17	8/4/17
Michael Morhaime	2014 Plan/CAIP(3)				0	202,610		6,551,191	(19)
	2014 Plan/MPSP(20)				0	5,004,725		—
	2014 Plan/PSUs	5/8/17	5/1/17	(10)
	2014 Plan/Options	5/8/17	5/1/17	(10)
	2014 Plan/PSUs	11/6/17	10/29/17	(10)
Riccardo Zacconi	2014 Plan/KPSP(24)				0	7,700,057		—
	KDE Plan/Options	3/2/17	11/2/15
(1)

Reflects the date on which the Compensation Committee approved the grant of an equity award or, if later in the case of a performance-based vesting award, the date that the Compensation Committee established the performance metric underlying such award or a tranche thereof.

(2)

The grant date fair value of the stock and option awards is computed in accordance with ASC Topic 718. Please see footnote (2) to the Summary Compensation Table for information about the assumptions and key variables used in the calculation of the grant date fair values. All stock options awarded have an exercise price equal to the fair market value of a share of our Common Stock on the date of grant, with the exception of the performance-based vesting options granted to Mr. Zacconi by King, described in further detail in footnote (26), which have an exercise price equal to the original exercise price of these options with respect to King ordinary shares divided by the exchange ratio set forth in the King Acquisition transaction agreement.

(3)

Each of our named executive officers, with the exception of Mr. Zacconi, had an opportunity to earn a CAIP bonus for his 2017 performance under the 2014 Plan. None were entitled to a minimum amount thereunder, and each would have been entitled to receive $0 if the 2017 AB Adjusted Operating Income was not at least 75% of the AB Adjusted Operating Income objective set forth in the AOP for the year. The target bonus for each participating NEO was based on his base salary rate in effect at the time the opportunity was approved by our Compensation Committee and assumes 100% performance for the relevant financial and strategic objectives established under the CAIP. The 2014 Plan caps maximum payments of “senior executive plan bonuses” to each individual participating executive (which, for Mr. Morhaime, includes any payments to him under the Morhaime Profit Sharing Plan) at $10 million per year. Actual payments under the CAIP are in the Compensation Committee’s discretion and vary for each participating executive based on his actual base salary, his target opportunity, his financial and strategic objectives, including the relative weighting with respect to each, and his and the Company’s performance measured against those objectives. For more information about the CAIP and the opportunities for each of our participating NEOs thereunder, including the maximum bonus opportunity for each, please see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses—2017 Incentive Opportunities under the CAIP” above.

(4)

On August 7, 2017, pursuant to the Kotick Employment Agreement, the Compensation Committee awarded Mr. Kotick performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 71,988 restricted share units, and maximum performance would result in the vesting of 143,976 restricted share units. These restricted share units vest on March 15, 2021, subject to Mr. Kotick’s continued employment through that date, by reference TSR Performance Relative to our S&P 500 Total Return (as defined herein) as follows: (a) if our TSR Performance Relative to S&P 500 Total Return is below 0%, no restricted share units vest; (b) if our TSR Performance Relative to S&P 500 Total Return is 0%, 100% of the target number of restricted share units vest; (c) if our TSR Performance Relative to S&P 500 Total Return falls between 0% and 50%, the number of restricted share units that vest is between 100% and 200% of the target, determined using straight-line interpolation (i.e., between 71,988 and 143,976 restricted share units), determined using straight-line interpolation; and (d) if our TSR Performance Relative to S&P 500 Total Return is 50% or more, 200% of the target number of restricted share units vest, 200% of the target number of restricted share units (i.e., 143,976 restricted share units) vest. For more information on this award and the awards to be made to Mr. Kotick in the future, see “—Employment Agreements—Robert Kotick” below.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    54

Back to Contents

Estimated Future Payouts Under Equity Incentive Plan Awards					All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)	(2)
Threshold (#)	Target (#)		Maximum (#)

0	71,988	(4)	143,976	(4)				4,752,648	(4)
0	175,972	(5)	439,930	(5)				14,801,005	(5)
						190,712	62.51	4,498,896	(6)

0	29,862	(7)	37,328	(7)				1,856,819	(7)
0	14,931	(8)	44,793	(8)				928,410	(8)
						118,409	62.51	2,800,076	(9)
0	23,000	(11)	28,750	(11)				1,365,970	(11)

0	44,793	(13)	55,992	(13)				2,800,010	(13)
						37,720	62.51	699,706	(14)
0	8,214	(15)	10,268	(15)				487,829	(15)

0	47,993	(17)	59,992	(17)				2,984,205	(17)
						237,515	62.51	5,990,128	(18)

0	38,896	(21)	48,620	(21)				2,073,546	(21)
						241,953	53.99	4,197,078	(22)
0	16,428	(23)	20,535	(23)				975,659	(23)

						150,542	12.39	5,128,966	(25)
(5)

On August 7, 2017, pursuant to the Kotick Employment Agreement, the Compensation Committee awarded Mr. Kotick performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 175,972 restricted share units, and maximum performance would result in the vesting of 439,930 restricted share units. These restricted share units vest on March 15, 2021, subject to Mr. Kotick’s continued employment through that date, if and only if the cumulative AB Adjusted Earnings Per Share for the period from July 1, 2017 through December 31, 2018 is at least $2.20 and otherwise by reference to the cumulative AB Adjusted Operating Income objective for 2018, 2019, and 2020 set forth in the Company’s 2017 long-range strategic plan for that three-year period as follows: (a) if actual performance is below 90% of the objective, no restricted share units vest; (b) if actual performance falls between 90% and 100% of the objective, the number of restricted share units that vest is between 90% and 100% of the target (i.e., between 158,374 and 175,972 restricted share units), determined using straight-line interpolation; (c) if actual performance is 100% of the objective, 100% of the target number of restricted share units (i.e., 175,972 restricted share units) vest; (d) if actual performance falls between 100% and 137.5% of the number of restricted share units that vest is between 100% and 250% of the target (i.e., between 175,972 and 439,930 restricted share units), determined using straight-line interpolation; and (e) if actual performance is 137.5% or more of the objective, 250% of the target number of restricted share units (i.e., 439,930 restricted share units) vest. For more information on this award and the awards to be made to Mr. Kotick in the future, see “—Employment Agreements—Robert Kotick” below.

(6)

On August 7, 2017, pursuant to the Kotick Employment Agreement, the Compensation Committee awarded Mr. Kotick options to purchase shares of our Common Stock. These options vest on December 31, 2021, subject to Mr. Kotick’s continued employment through that date. For more information on this award and the awards to be made to Mr. Kotick in the future, see “—Employment Agreements—Robert Kotick” below.

(7)

On August 7, 2017, pursuant to the Neumann Employment Agreement, the Compensation Committee awarded Mr. Neumann performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 119,448 restricted share units, and maximum performance would result in the vesting of 149,312 restricted share units. One-quarter of these restricted share units vest on each of March 31, 2018, 2019, 2020, and 2021, subject to Mr. Neumann’s continued employment through the relevant date, by reference to the AB Adjusted Earnings Per Share objective set forth in our AOP for the prior year as follows: (a) if actual performance is below 90% of the objective, no restricted share units vest; (b) if actual performance falls between 90% and 125% of the objective, the number of restricted she units that vest is between 90% and 125% of the target (i.e., between 107,504 and 149,312 restricted share units), determined using straight-line interpolation; (c) if actual performance is 125% or more of the objective, 125% of the target number of restricted share units (i.e., 149,312 restricted share units) vest. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2017 (i.e., one-fourth of the award) is reflected in this table. For more information on the remainder of this award, see “—Employment Agreements—Spencer Neumann—Equity Awards—2017 Performance-Based Vesting Restricted Share Units (AB Adjusted Earnings Per Share)” below.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    55

Back to Contents

(8)

On August 7, 2017, pursuant to the Neumann Employment Agreement, the Compensation Committee awarded Mr. Neumann performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 59,724 restricted share units, and maximum performance would result in the vesting of 179,172 restricted share units. One-quarter of these restricted share units vest on each of March 31, 2018, 2019, 2020, and 2021, subject to Mr. Neumann’s continued employment through the relevant date, by reference to the actual AB Adjusted Operating Income for the prior year (“X-1”) as compared to the actual AB Adjusted Operating Income for the year prior to that (“X-2”) (e.g., prior year (2017) as compared to year prior to that (2016), for purposes of determining what, if anything, vests on March 31st of the current year (2018)), as follows, if actual performance for year “X-1” (e.g., 2017): (a) is below 100% of the performance for year “X-2” (e.g., 2016), no restricted share units vest; (b) falls between 100% and 115% of the performance for year “X-2” (e.g., 2016), the number of restricted share units that vest is between 100% and 150% of the target (i.e., between 59,724 and 89,586 restricted share units), determined using straight-line interpolation; (c) is 115% or more of the performance for year “X-2” (e.g., 2016), 150% of the target number of restricted share units (i.e., 89,586 restricted share units) vest. Further, if, and only if, the actual AB Adjusted Operating Income for the year “X-1” is 115% of more than the actual AB Adjusted Operating Income for year X-2 (e.g., 2017 as compared to 2016), an additional one-quarter of the target number of these restricted share units vest on each of March 31, 2019, 2020, 2021, and 2022, subject to Mr. Neumann’s continued employment through the relevant date, by reference to the actual AB Adjusted Operating Income for year “X” as compared to the actual AB Adjusted Operating Income for year “X-1” (e.g., 2018 as compared to 2017, for purposes of determine what, if anything, vests on March 31, 2019), as follows, if actual performance for year “X” (e.g., 2018): (a) is below 100% of the performance for year “X-1” (e.g., 2017), no restricted share units vest; (b) falls between 100% and 115% of the performance for year “X-1” (e.g., 2017), the number of restricted share units that vest is between 100% and 150% of the target (i.e., between 59,724 and 89,586 restricted share units), determined using straight-line interpolation; and (c) is 115% or more of the performance for year “X-1” (e.g., 2017), 150% of the target number of restricted share units (i.e., 89,586 restricted share units) vest. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2017 (i.e., one-fourth of the award) is reflected in this table. For more information on the remainder of this award, see “—Employment Agreements—Spencer Neumann—Equity Awards—2017 Performance-Based Vesting Restricted Share Units (AB Adjusted Operating Income)” below.

(9)

On August 7, 2017, pursuant to the Neumann Employment Agreement, the Compensation Committee awarded Mr. Neumann options to purchase shares of our Common Stock. One-fourth of these options will vest on each of April 14, 2018, 2019, 2020, and 2021, subject to Mr. Neumann’s continued employment through such date. For more information on this award, see “—Employment Agreements—Spencer Neumann—Equity Awards—2017 Stock Option” below.

(10)

These equity awards were approved during a “trading blackout” as described in our insider trading and pre-clearance policies, so, in accordance with our equity awarding procedures, the grant date of the awards was the first trading day after that trading blackout period was no longer in effect. Further, awards with performance-based vesting criteria are not awarded, for these purposes, until the underlying performance metrics have been established.

(11)

On November 6, 2017, pursuant to the Neumann Employment Agreement, the Compensation Committee awarded Mr. Neumann performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 23,000 restricted share units, and maximum performance would result in the vesting of 28,750 restricted share units. These restricted share units vest on March 30, 2021, subject to Mr. Neumann’s continued employment through that date, by reference to the cumulative AB Adjusted Operating Income objective for 2018, 2019, and 2020 set forth in the Company’s 2017 long-range strategic plan for that three-year period as follows: (a) if actual performance is below 85% of the objective, no restricted share units vest; (b) if actual performance falls between 85% and 125% of the objective, the number of restricted share units that vest is between 85% and 125% of the target (i.e., between 19,550 and 28,750 restricted share units), determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of restricted share units (i.e., 28,750 restricted share units) vest. For more information on this award, see “—Employment Agreements—Spencer Neumann—Equity Awards—Annual Grants of Performance-Based Vesting Restricted Share Units (Long-Range Strategic Plan)” below.

(12)

Mr. Durkin’s target bonus under the CAIP for 2017 represents the opportunity for which he was eligible under the Prior Durkin Employment Agreement, which was in effect at the time the opportunity was approved by our Compensation Committee.

(13)

On August 7, 2017, pursuant to the Most Recent Durkin Employment Agreement, the Compensation Committee awarded Mr. Durkin performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 44,793 restricted share units, and maximum performance would result in the vesting of 55,992 restricted share units. These restricted share units vest on March 14, 2018, subject to Mr. Durkin’s continued employment through that date, one-half by reference to the AB Adjusted Operating Income objective set forth in our 2017 AOP, one-quarter by reference to the AB Adjusted Earnings Per Share objective set forth in our 2017 AOP, and one-quarter by reference to the AP Adjusted Operating Income objective set forth in our 2017 AOP, in each case as follows: (a) if actual performance is below 90% of the objective, no restricted share units vest; (b) if actual performance falls between 90% and 125% of the objective, the number of restricted share units that vest is between 90% and 125% of the target (i.e., between 40,313 and 44,793 restricted share units), determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of restricted share units (i.e., 55,992 restricted share units) vest. For more information on this award, see “—Employment Agreements—Dennis Durkin—Most Recent Employment Agreement—Chief Corporate Officer—Equity Awards—2017 Performance-Based Vesting Restricted Share Units (AB Adjusted Operating Income, AB Adjusted Earnings Per Share, and AP Adjusted Operating Income)” below.

(14)

On August 7, 2017, pursuant to the Most Recent Durkin Employment Agreement, the Compensation Committee awarded Mr. Durkin options to purchase shares of our Common Stock. These options vest on March 14, 2018, subject to Mr. Durkin’s continued employment through that date. For more information on this award, see “—Employment Agreements—Dennis Durkin—Most Recent Employment Agreement—Chief Corporate Officer—Equity Awards—2017 Stock Option” below.

(15)

On November 6, 2017, pursuant to the Most Recent Durkin Employment Agreement, the Compensation Committee awarded Mr. Durkin performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 8,214 restricted share units, and maximum performance would result in the vesting of 10,268 restricted share units. These restricted share units vest on March 30, 2021, subject to Mr. Durkin’s continued employment through that date, by reference to the cumulative AB Adjusted Operating Income objective for 2018, 2019, and 2020 set forth in the Company’s 2017 long-range strategic plan for that three-year period as follows: (a) if actual performance is below 85% of the objective, no restricted share units vest; (b) if actual performance falls between 85% and 125% of the objective, the number of restricted share units that vest is between 85% and 125% of the target (i.e., between 6,982 and 10,268 restricted share units), determined using straight-line interpolation; (c) if actual performance is 125% or more of the objective, 125% of the target number of restricted share units (i.e., 10,268 restricted share units) vest. For more information on this award, see “—Employment Agreements—Dennis Durkin—Most Recent Employment Agreement—Chief Corporate Officer—Equity Awards—Annual Grants of Performance-Based Vesting Restricted Share Units (Long-Range Strategic Plan)” below.

(16)

Mr. Johnson’s target bonus under the CAIP for 2017 was based on the portion of 2017 for which he was our employee. In addition to Mr. Johnson's opportunity to receive a bonus with a target amount of 100% of his base salary, he also has an opportunity to receive an additional bonus ranging from 10% to 100% of his base salary for each year in which cumulative AB Adjusted Earnings Per Share is 15% or more than the higher of (x) the AB Adjusted Earnings Per Share AOP objective for the prior year and (y) the prior year’s actual AB Adjusted Earnings Per Share, such that his total bonus opportunity under the CAIP for any year may be up to 200% of his base salary. For more information on Mr. Johnson’s bonus opportunity under the CAIP, see “—Employment Agreements—Collister Johnson—Annual Bonus” below.

(17)

On August 7, 2017, pursuant to the Johnson Employment Agreement, the Compensation Committee awarded Mr. Johnson performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 143,977 restricted share units, and maximum performance would result in the vesting of 179,972 restricted share units. Two-ninths of these restricted share units vest on each of June 29, 2018, 2019, and 2020, subject to Mr. Johnson’s continued employment through the relevant date, by reference to the AB Adjusted Operating Income objective set forth in our AOP for the prior year, as follows: (a) if actual performance is below 90% of the objective, no restricted share units vest; (b) if actual performance falls between 90% and 125% of the objective, the number of restricted share units that vest is between 90% and 125% of the target (i.e., between 86,386 and 119,981 restricted share units), determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of restricted share units (i.e., 119,981 restricted share units) vest. One-ninth of these restricted share units vest on each of June 29, 2018, 2019, and 2020, subject to Mr. Johnson’s continued employment through the relevant date, by reference to the AB Adjusted Earnings Per Share objective set forth in our AOP for the prior year, as follows: (a) if actual performance is below 90% of the objective, no restricted share units vest; (b) if actual performance falls between 90% and 125% of the objective, the number of restricted share units that vest is between 90% and 125% of the target (i.e., 43,193 and 59,990), determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of restricted share units (i.e., 59,990 restricted share units) vest. In accordance with ASC Topic 718, only the portions of the award for which the performance metrics were established during 2017 (i.e., one-third of the award) are reflected in this table. For more information on this award, see “—Employment Agreements—Collister Johnson—Equity Awards—2017 Performance-Based Vesting Restricted Share Units” below.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    56

Back to Contents

(18)

On August 7, 2017, pursuant to the Johnson Employment Agreement, the Compensation Committee awarded Mr. Johnson options to purchase shares of our Common Stock. These options vest on June 29, 2020, subject to Mr. Johnson’s continued employment through that date. For more information on this award, see “—Employment Agreements—Collister Johnson—Equity Awards—2017 Stock Option” below.

(19)

As discussed in footnote (20) below, Mr. Morhaime participates in the Morhaime Profit Sharing Plan. As the amount paid to Mr. Morhaime under the Morhaime Profit Sharing Plan is a “senior executive plan bonus” within the meaning of the 2014 Plan, the sum of the amount of bonuses, if any, paid to him for any given year under the Morhaime Profit Sharing Plan and the CAIP may not exceed the limit under the 2014 Plan of $10 million. As such, the maximum bonus Mr. Morhaime was eligible to earn under the CAIP for 2017 was adjusted to reflect the payment of $3,448,809 he received under the Morhaime Profit Sharing Plan for the year.

(20)

Mr. Morhaime participates in the Morhaime Profit Sharing Plan and, in accordance therewith, Mr. Morhaime shares in an annual profit sharing pool, the aggregate amount of which depends upon Blizzard’s earnings for that year. As Mr. Morhaime has no entitlement to any specific percentage of the pool and because the amount of the pool, if any, cannot be known at the beginning of a year, no target amount is determinable and the target amount shown is a representative amount equal to the amount Mr. Morhaime received under the Morhaime Profit Sharing Plan with respect to 2016. Further, as Mr. Morhaime is not entitled to a specified percentage of the pool and there is no certainty there will be a pool even were he to be, there is no minimum or maximum amount to which he is entitled. For more information about the Morhaime Profit Sharing Plan, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses—Profit Sharing Plans” above.

(21)

On May 8, 2017, the Compensation Committee awarded Mr. Morhaime performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 116,688 restricted share units, and maximum performance would result in the vesting of 145,860 restricted share units. Two-thirds of these restricted share units vest on March 31, 2019 (half by reference to the Blizzard Adjusted Operating Income objective set forth in our AOP for 2017, and half by reference to the Blizzard Adjusted Operating Income objective set forth in our AOP for 2018) and one-third of these restricted share units vest on March 31, 2020 (by reference to the Blizzard Adjusted Operating Income objective set forth in our AOP for 2019), subject to Mr. Morhaime’s continued employment through the relevant date, as follows: (a) if actual performance is below 85% of the objective, no restricted share units vest; (b) if actual performance falls between 85% and 125% of the objective, the number of restricted share units that vest is between 85% and 125% of the target (i.e., between 99,184 and 145,860 restricted share units), determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of restricted share units (i.e., 145,860 restricted share units) vest. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2017 (i.e., one-third of the award) is reflected in this table.

(22)

On May 8, 2017, the Compensation Committee awarded Mr. Morhaime options to purchase shares of our Common Stock. Two-thirds of these options will vest on March 31, 2019 and the remaining one-third will vest on March 31, 2020, subject to Mr. Morhaime’s continued employment through such date.

(23)

On November 6, 2017, the Compensation Committee awarded Mr. Morhaime performance-based vesting restricted share units, each representing the conditional right to receive one share of our Common Stock. Target performance would result in the vesting of 16,428 restricted share units, and maximum performance would result in the vesting of 20,535 restricted share units. These restricted share units vest on March 30, 2021, subject to Mr. Morhaime’s continued employment through that date, by reference to the cumulative AB Adjusted Operating Income objective for 2018, 2019, and 2020 set forth in the Company’s 2017 long-range strategic plan for that three-year period as follows: (a) if actual performance is below 85% of the objective, no restricted share units vest; (b) if actual performance falls between 85% and 125% of the objective, the number of restricted share units that vest is between 85% and 125% of the target (i.e., between 13,963 and 20,535 restricted share units), determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of restricted share units (i.e., 20,535 restricted share units) vest.

(24)

Pursuant to Mr. Zacconi's current employment agreement with us, dated as of November 2, 2015 (the “Zacconi Employment Agreement”), Mr. Zacconi participates in the King Profit Sharing Plan (see “—Employment Agreements—Riccardo Zacconi” below). In accordance therewith, Mr. Zacconi is entitled to share in an annual profit sharing pool, the aggregate amount of which depends upon King’s earnings for that year. While Mr. Zacconi is entitled to an amount equal to 6% of the pool, subject to the Compensation Committee’s exercise of negative discretion, because the amount of the pool cannot be known at the beginning of a year, no target amount is determinable and the target amount shown is a representative amount equal to the amount Mr. Zacconi received under the King Profit Sharing Plan with respect to 2016. Further, while Mr. Zacconi is entitled to receive an amount equal to a minimum specified percentage of that pool, because there is no certainty there will be a pool, there is no minimum or maximum amount to which he is entitled. For more information about the King Profit Sharing Plan, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses—Profit Sharing Plans” above.

(25)

These performance-based vesting options to purchase our Common Stock were granted to Mr. Zacconi in connection with the consummation of the King Acquisition. They were converted from options with respect to King ordinary shares that Mr. Zacconi held prior to the consummation of the King Acquisition and were modified to replace the performance underlying the original options with metrics with respect to King’s post-acquisition performance. These performance-based vesting options vest on February 22, 2019, subject to Mr. Zacconi’s continued employment through such date, if the King Adjusted Operating Income objective set forth in our 2017 AOP has been met or exceeded. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2017 is reflected in this table. For more information on the remainder of this award, see “—Employment Agreements—Riccardo Zacconi—Equity Awards” below.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    57

Back to Contents

Outstanding Equity Awards at December 31, 2017

The table below sets forth the outstanding equity awards for each of our named executive officers as of December 31, 2017:

Name	Option Awards								Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)	(2)
Robert Kotick													605,327	(3)	38,329,306	(4)
													71,988	(5)	4,558,280	(6)
													175,972	(7)	11,142,547	(8)
	—		190,712	(9)			62.51	8/7/2027
Spencer Neumann													119,448	(10)	7,563,447	(11)
													59,724	(12)	3,781,724	(13)
													23,000	(14)	1,456,360	(15)
	—		118,409	(16)			62.51	8/7/2027
Dennis Durkin													44,793	(17)	2,836,293	(18)
													8,214	(19)	520,110	(20)
	100,000		—				11.73	3/6/2022
	—		37,720	(21)			62.51	8/7/2027
Collister Johnson													143,977	(22)	9,116,624	(23)
	—		237,515	(24)			62.51	8/7/2027
Michael Morhaime									23,333	(25)	1,477,446
									46,666	(26)	2,954,891
													116,688	(27)	7,388,684	(28)
													16,428	(29)	1,040,221	(30)
	66,666		—				20.10	11/14/2024
	66,667		66,666	(31)			34.59	11/13/2025
	66,667		133,333	(32)			41.09	11/7/2026
	—		241,953	(33)			53.99	5/8/2027
Riccardo Zacconi(34)									35,194	(35)	2,228,484
			150,542	(36)	602,167	(37)	12.39	11/12/2023
	—		80,168	(38)			26.41	2/15/2025
(1)

All exercisable stock options are currently vested.

(2)

Calculated using the Nasdaq Official Closing Price of $63.32 per share of our Common Stock on December 29, 2017, the last trading day in 2017.

(3)

The number of performance-based vesting restricted share units reflected in the table is the target amount; the maximum number of performance-based vesting restricted share units subject to the award is 1,513,317. These performance-based vesting restricted share units vest in accordance with the Kotick Employment Agreement. Please see “—Employment Agreements—Robert Kotick—Equity Awards—2016 Performance-Based Vesting Restricted Share Units” below. 314,288 of these restricted share units may vest on March 31, 2019, following the Compensation Committee’s determination that AB Adjusted Operating Income for 2016 was 114% of the target objective set forth in our 2016 AOP, and 341,052 of these restricted share units may vest on March 31, 2019, following the Compensation Committee’s determination that AB Adjusted Operating Income for 2017 was 117% of the target objective set forth in our 2017 AOP, in each case subject to Mr. Kotick’s continued employment through such date and further subject to the Compensation Committee’s right to determine, on the vesting date, the actual number which vest, in accordance with the Kotick Employment Agreement.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    58

Back to Contents

(4)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $95,823,232.

(5)

The number of performance-based vesting restricted share units reflected in the table is the target amount; the maximum number of performance-based vesting restricted share units subject to the award is 143,976. These performance-based vesting restricted share units vest in accordance with the Kotick Employment Agreement. Please see “—Employment Agreements—Robert Kotick—Equity Awards—2017 Equity Awards—2017 Performance-Based Vesting Restricted Share Units (Relative TSR)” below.

(6)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $9,116,560.

(7)

The number of performance-based vesting restricted share units reflected in the table is the target amount; the maximum number of performance-based vesting restricted share units subject to the award is 439,930. These performance-based vesting restricted share units vest in accordance with the Kotick Employment Agreement. Please see “—Employment Agreements—Robert Kotick—Equity Awards—2017 Equity Awards—2017 Performance-Based Vesting Restricted Share Units (AB Adjusted Operating Income)” below. This award is subject to immediate vesting if Mr. Kotick becomes entitled to the “shareholder value creation incentive” in accordance with the Kotick Employment Agreement. Please see “—Employment Agreements—Robert Kotick —Long Term Performance Incentives—Shareholder Value Creation Incentive” below.

(8)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $27,856,368.

(9)

These stock options vest on December 31, 2021, subject to Mr. Kotick’s continued employment through such date. This award is subject to immediate vesting if Mr. Kotick becomes entitled to the “shareholder value creation incentive” in accordance with the Kotick Employment Agreement. Please see “—Employment Agreements—Robert Kotick—Long Term Performance Incentives—Shareholder Value Creation Incentive” below.

(10)

The number of performance-based vesting restricted share units reflected in the table is the target amount as of December 31, 2017; the maximum number of restricted share units subject to the award on that date was 149,312. One-fourth of these restricted share units vest on each of March 31, 2018, 2019, 2020, and 2021 based upon the level of performance measured by reference to AB Adjusted Earnings Per Share for 2017, 2018, 2019, and 2020, respectively. 35,873 of these restricted share units vested on March 31, 2018, following the Compensation Committee’s determination that AB Adjusted Earnings Per Share for 2017 was 120% of the target objective set forth in our 2017 AOP.

(11)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $9,454,436.

(12)

The number of performance-based vesting restricted share units reflected in the table is the target amount as of December 31, 2017; the maximum number of restricted share units subject to the award on that date was 179,172. These performance-based vesting restricted share units vest in accordance with the Neumann Employment Agreement. Please see “—Employment Agreements—Spencer Neumann—Equity Awards—2017 Performance-Based Vesting Restricted Share Units (Operating Income)” below. 16,300 of these restricted share units vested on March 31, 2018, following the Compensation Committee’s determination that AB Adjusted Operating Income for 2017 was 103% of AB Adjusted Operating Income for 2016.

(13)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $11,345,171.

(14)

The number of performance-based vesting restricted share units reflected in the table is the target amount; the maximum number of restricted share units subject to the award is 28,750. These restricted share units vest in full on March 30, 2021, based upon the level of performance measured by reference to cumulative AB Adjusted Operating Income for 2018, 2019 and 2020.

(15)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $1,820,450.

(16)

One-fourth of these options vested on April 14, 2018, and one-fourth vest on each of April 14, 2019, 2020, and 2021, subject to Mr. Neumann’s continued employment through such date.

(17)

The number of performance-based vesting restricted share units reflected in the table is the target amount as of December 31, 2017; the maximum number of performance-based vesting restricted share units subject to the award as of that date was 55,992. These restricted share units vest on March 14, 2018, one-half based upon the level of performance measured by reference to AB Adjusted Operating Income for 2017, one-fourth based upon the level of performance measured by reference to AB Adjusted Earnings Per Share for 2017, and one-fourth based upon the level of performance measured by referenced to AP Adjusted Operating Income for 2017. 26,262 of these restricted share units vested on March 14, 2018, following the Compensation Committee’s determination that AB Adjusted Operating Income for 2017 was 117% of the target objective set forth in our 2017 AOP, 13,452 of these restricted share units vested on March 14, 2018, following the Compensation Committee’s determination that AB Adjusted Earnings Per Share for 2017 was 120% of the target set forth in our 2017 AOP, and 13,998 of these restricted share units vested on March 14, 2018, following the Compensation Committee’s determination that AP Adjusted Operating Income for 2017 was 132% of the target objective set forth in our 2017 AOP.

(18)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $3,545,413.

(19)

The number of performance-based vesting restricted share units reflected in the table is the target amount; the maximum number of performance-based vesting restricted share units subject to the award is 10,268. These restricted share units vest in full on March 30, 2021, based upon the level of performance measured by reference to cumulative AB Adjusted Operating Income for 2018, 2019, and 2020.

(20)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $650,170.

(21)

These stock options vested on March 14, 2018.

(22)

The number of performance-based vesting restricted share units reflected in the table is the target amount; the maximum number of restricted share units subject to the award is 179,972. Two-ninths of these restricted share units vest on each of June 29, 2018, 2019, and 2020 based upon the level of performance measured by reference to AB Adjusted Operating Income for 2017, 2018, and 2019, respectively. 37,516 of these restricted share units will vest on June 29, 2018, following the Compensation Committee’s determination that AB Adjusted Operating Income for 2017 was 117% of the target objective set forth in our 2017 AOP, subject to Mr. Johnson’s continued employment through such date. One-ninth of these restricted share units vest on each of June 29, 2018, 2019, and 2020 based upon the level of performance measured by reference to AB Adjusted Earnings Per Share for 2017, 2018, and 2019, respectively. 19,218 of these restricted share units will vest on June 29, 2018, following the Compensation Committee’s determination that AB Adjusted Earnings Per Share for 2017 was 120% of the target objective set forth in our 2017 AOP, subject to Mr. Johnson’s continued employment through such date.

(23)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $11,395,827.

(24)

These stock options vest on June 29, 2020, subject to Mr. Johnson’s continued employment through such date.

(25)

These restricted share units vest on November 12, 2018, subject to Mr. Morhaime’s continued employment through such date.

(26)

One-half of these restricted share units vest on each of November 6, 2018 and 2019, subject to Mr. Morhaime’s continued employment through such date.

(27)

The number of performance-based vesting restricted share units reflected in the table is the target amount; the maximum number of restricted share units subject to the award is 145,860. Two-thirds of these restricted share units vest on March 31, 2019 (half by reference to the Blizzard Adjusted Operating Income objective set forth in our AOP for 2017, and half by reference to the Blizzard Adjusted Operating Income objective set forth in our AOP for 2018) and one-third of these restricted share units vest on March 31, 2020 (by reference to the Blizzard Adjusted Operating Income objective set forth in our AOP for 2019), subject to Mr. Morhaime’s continued employment through the relevant date. 39,886 of these restricted share units will vest on March 31, 2019, following the Compensation Committee’s determination that Blizzard Adjusted Operating Income for 2017 was 103% of the target objective set forth in our 2017 AOP, subject to Mr. Morhaime’s continued employment through such date.

(28)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $9,235,855.

(29)

The number of performance-based vesting restricted share units reflected in the table is the target amount; the maximum number of restricted share units subject to the is 20,535. These restricted share units vest in full on March 30, 2021, based upon the level of performance measured by reference to cumulative AB Adjusted Operating Income for 2018, 2019, and 2020.

(30)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested performance-based vesting restricted share units, calculated in the manner described in footnote (2), would be $1,300,276.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    59

Back to Contents

(31)

These stock options vest on November 12, 2018, subject to Mr. Morhaime’s continued employment through such date.

(32)

One-half of these stock options vest on each of November 6, 2018 and 2019, subject to Mr. Morhaime’s continued employment through such date.

(33)

Two-thirds of these options vest on March 31, 2019, and the remaining one-third vest on March 31, 2020, in each case subject to Mr. Morhaime’s continued employment through such date.

(34)

These equity awards were part of the consideration for the King Acquisition, and, aside from the replacement of the performance metrics underlying the options, do not reflect any compensation decisions by Activision Blizzard.

(35)

One-twelfth of the underlying grant (which was for 84,453 restricted share units) vest on the sixteenth day of every third month, beginning May 16, 2016, subject to Mr. Zacconi’s continued employment through such date. In accordance with that vesting schedule, 7,037 restricted share units vested on February 16, 2018.

(36)

The Compensation Committee determined that the King Adjusted Operating Income objective set forth in our 2016 AOP underlying the vesting of these stock options was achieved and, as a result, these stock options will vest on February 22, 2019, subject to Mr. Zacconi’s continued employment through such date.

(37)

This award now vests in a manner generally consistent with our current practices with respect to granting performance-based equity to our executives (so that the minimum performance threshold at which the tranche of these options vesting in respect of future performance is eligible to vest is 90% of the target and, if actual performance falls between 90% and 100% of the objective, the number of those stock options that vest is between 90% and 100% of the target, determined using straight-line interpolation). As such, one-fourth of these performance-based vesting stock options vest on February 22, 2018, only if the 2017 King Adjusted EBITDA objective set forth in the plan established by the King management in connection with the consummation of the King Acquisition is met or exceeded, and one-fourth of these performance-based vesting stock options vest on February 22, 2019, by reference to the 2018 King Adjusted EBITDA objective set forth in the plan established by the King management in connection with the consummation of the King Acquisition. The Compensation Committee determined that the 2017 King Adjusted EBITDA objective set forth in the plan established by King management in connection with the King Acquisition was not met and, as a result, 150,542 of these stock options were canceled on February 15, 2018. The remaining one-half of these stock options vest on February 22, 2019 as follows: (a) one-half (i.e., 150,542) vest only if the King Adjusted Operating Income objective set forth in our 2017 AOP is met or exceeded, and (b) one-half (i.e., 150,542) vest based upon the level of performance measured by reference to the King Adjusted Operating Income objective set forth in our 2018 AOP, in each case, subject to Mr. Zacconi’s continued employment through such date. Please see “—Employment Agreements—Riccardo Zacconi” below. The Compensation Committee determined that the King Adjusted Operating Income objective set forth in our 2017 AOP was achieved and, as a result, 150,542 of these stock options will vest on February 22, 2019, subject to Mr. Zacconi’s continued employment through such date.

(38)

One-twelfth of the underlying grant (which was for 192,392 stock options) vest on the sixteenth day of every third month, beginning May 16, 2016, subject to Mr. Zacconi’s continued employment through such date. In accordance with that vesting schedule, options to purchase 16,032 shares vested on February 16, 2018.

For the impact of the termination of the employment of each named executive officer on his equity awards, please see “—Potential Payments upon Termination or Change of Control” below.

Option Exercises and Stock Vested for 2017

The table below provides information about the value realized by our named executed officers during 2017 from the exercise of stock options and vesting of restricted share units:

Name	Option Awards			(1)	Stock Awards
	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)	(2)
Robert Kotick	3,962,998		129,131,043		—		—
Spencer Neumann	—		—		—		—
Dennis Durkin	125,000		5,532,988		177,500		8,711,700
Collister Johnson	—		—		—		—
Michael Morhaime	250,000		5,882,659		70,000		4,374,765
Riccardo Zacconi(3)	64,128	(4)	1,926,566		28,148	(4)	1,612,806
(1)

As each of these transactions involved a same-day sale, the “Value Realized on Exercise” is computed by multiplying the number of shares exercised by the difference between sale price of the shares and the exercise price of the underlying stock options.

(2)

The “Value Realized on Vesting” is computed by multiplying the number of shares of stock or units by the Nasdaq Official Closing Price of our Common Stock on the vesting date (or if that date is not a trading date, the immediately preceding trading date).

(3)

During 2017, and consistent with 2016, Mr. Zacconi also received cash payments for certain equity incentives with respect to King ordinary shares he held prior to the King Acquisition. As these were part of the consideration for the King Acquisition, and do not reflect any compensation decisions by Activision Blizzard, they are not included herein.

(4)

The stock options exercised by, and restricted share units that vested for, Mr. Zacconi during 2017 were granted to him in connection with the consummation of the King Acquisition and were converted from awards with respect to King ordinary shares that Mr. Zacconi held prior to the consummation of the King Acquisition.

Employment Agreements

The following is a summary of the material terms set forth in each employment agreement to which we were party with a named executive officer during 2017, with the exception of provisions regarding payments and benefits upon termination or a change of control, which are described under “—Potential Payments upon Termination or Change of Control” below and, as such, are not included in the following summary.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    60

Back to Contents

Robert Kotick

Term & Title

Robert Kotick is party to an employment agreement with us, dated as of October 1, 2016 (i.e., the Kotick Employment Agreement), pursuant to which he serves as our Chief Executive Officer. Mr. Kotick has served as our senior-most executive officer since 1991. Mr. Kotick’s term of employment under the Kotick Employment Agreement began on October 1, 2016, and continues through December 31, 2021.

Base Salary

Pursuant to the Kotick Employment Agreement, Mr. Kotick’s annual base salary was decreased to $1.75 million as of January 1, 2017. The Kotick Employment Agreement does not provide an increase, or review, of Mr. Kotick’s annual base salary during the term of his employment. For more information about Mr. Kotick’s base salary, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Base Salary” above.

Annual Bonus

Pursuant to the Kotick Employment Agreement, Mr. Kotick is entitled to an annual bonus, with a target amount of 200% of his base salary. The form of such bonus shall be determined by the Compensation Committee in its sole discretion. For more information about performance-based bonuses, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses” above.

Equity Awards

2016 Performance-Based Vesting Restricted Share Units

As an inducement to enter into the Kotick Employment Agreement, on November 22, 2016, Mr. Kotick received an equity award consisting of performance-based vesting restricted share units, each representing the right to receive one share of our Common Stock. Target performance results in the vesting of 605,327 restricted share units (the number of which was based on a target grant date value of approximately $22.5 million) and maximum performance results in the vesting of 250% of the target, or 1,513,317 restricted share units.

The target number of these restricted share units vest on March 31, 2019, subject to Mr. Kotick’s continued employment through that date, if, and only if, the cumulative AB Adjusted Earnings Per Share for the period from October 1, 2016 through December 31, 2017 is at least $2.00. Further, if that metric is satisfied, there is an opportunity for the additional 907,990 restricted shares units to vest on that date, as follows:

•

up to one-third of the additional restricted share units, based upon the AB Adjusted Operating Income objective set forth in our 2016 AOP;

•

up to one-third of the additional restricted share units, based upon the AB Adjusted Operating Income objective set forth in our 2017 AOP; and

•

up to one-third of the additional restricted share units, based upon the AB Adjusted Operating Income objective set forth in our 2018 AOP.

In each case and for each tranche, vesting of these additional restricted share units occurs as follows:

•

if actual performance is less than or equal to 100% of the objective, no additional restricted share units vest;

•

if actual performance falls between 100% and 137.5% of the objective, the number of additional restricted share units that vest is between zero and 250% of the target (e.g., between zero and 302,663), determined using straight-line interpolation; and

•

if actual performance is 137.5% or more of the objective, 250% of the target number of additional restricted share units (e.g., 302,663) vest.

For the sake of clarity, if the cumulative AB Adjusted Earnings Per Share for the period from October 1, 2016 through December 31, 2017 had not been at least $2.00, Mr. Kotick’s 2016 restricted share unit award would have been canceled and no shares would have vested (unless Mr. Kotick’s employment had been terminated in certain circumstances following a change of control prior to the end of that period).

2017 Equity Awards

Pursuant to the Kotick Employment Agreement, on August 7, 2017, Mr. Kotick received an equity award. The Compensation Committee exercised its discretion in determining the amount, form, and terms and conditions of the award and granted Mr. Kotick stock options and performance-based vesting restricted share units. When determining the grant date value of the award the Compensation Committee considered, in addition to the factors it will consider when determining the grant date value of any award made to Mr. Kotick during 2018 and 2019 described herein, the same general relationship that the value of long-term incentive grants made to the executive officers of our then-applicable comparator group during 2016 bore to the value of Mr. Kotick’s 2016 restricted share unit award, after taking into account the average increase in the grant date value of the long-term incentive awards made to other executive officers by companies in our industry during 2016, ultimately granting an award with a grant date target value below the value of Mr. Kotick’s 2016 restricted share unit award.

2017 Stock Options

Mr. Kotick was awarded an option to purchase 190,712 shares of our Common Stock, the number of which was based on a target grant date value of approximately $4.5 million, which vest in full on December 31, 2021, subject to his continued employment through that date.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    61

Back to Contents

2017 Performance-Based Vesting Restricted Share Units (Relative TSR)

Mr. Kotick was awarded performance-based vesting restricted share units, each representing the right to receive one share of our Common Stock, where target performance results in the vesting of 71,988 restricted share units (the number of which was based on a target grant date value of approximately $4.5 million) and maximum performance results in the vesting of 200% of the target, or 143,976 restricted share units.

These restricted share units vest on March 15, 2021, subject to Mr. Kotick’s continued employment through that date, by reference to the difference between our cumulative TSR and the S&P 500 Total Return Index (i.e., our TSR minus that index’s rate of return) for the period from the date of grant through December 31, 2020 (“TSR Performance Relative to S&P 500 Total Return”), as follows:

–

if our TSR Performance Relative to S&P 500 Total Return is below 0%, no restricted share units vest;

–

if our TSR Performance Relative to S&P 500 Total Return is 0%, 100% of the target number of restricted share units vest;

–

if our TSR Performance Relative to S&P 500 Total Return falls between 0% and 50%, the number of restricted share units that vest is between 100% and 200% of the target, determined using straight-line interpolation; and

–

if our TSR Performance Relative to S&P 500 Total Return is 50% or more, 200% of the target number of restricted share units vest.

2017 Performance-Based Vesting Restricted Share Units (AB Adjusted Operating Income)

Mr. Kotick was also awarded performance-based vesting restricted share units, each representing the right to receive one share of our Common Stock. Target performance results in the vesting of 175,972 restricted share units (the number of which was based on a target grant date value of approximately $11 million) and maximum performance results in the vesting of 250% of the target, or 439,930 restricted share units.

These restricted share units vest on March 15, 2021, subject to Mr. Kotick’s continued employment through that date, if and only if the cumulative AB Adjusted Earnings Per Share for the period from July 1, 2017 through December 31, 2018 is at least $2.20 and otherwise by reference to the cumulative AB Adjusted Operating Income objective for 2018, 2019, and 2020 set forth in the Company’s 2017 long-range strategic plan for that three-year period as follows:

–

if actual performance is below 90% of the cumulative AB Adjusted Operating Income objective, no restricted share units vest;

–

if actual performance falls between 90% and 100% of the cumulative AB Adjusted Operating Income objective, the number of restricted share units that vest is between 90% and 100% of the target, determined using straight-line interpolation;

–

if actual performance is 100% of the cumulative AB Adjusted Operating Income objective, 100% of the target number of restricted share units vest;

–

if actual performance falls between 100% and 137.5% of the cumulative AB Adjusted Operating Income objective, the number of restricted share units that vest is between 100% and 250% of the target, determined using straight-line interpolation; and

–

if actual performance is 137.5% or more of the cumulative AB Adjusted Operating Income objective, 250% of the target number of restricted share units vest.

For the sake of clarity, if (X) the cumulative AB Adjusted Earnings Per Share for the period July 1, 2017 through December 31, 2018 is not at least $2.20 or (Y) the cumulative AB Adjusted Operating Income for 2018, 2019, and 2020 set forth in the Company’s 2017 long-range strategic plan is not at least 90% of the objective, this performance-based vesting restricted share unit award will be canceled and no shares will vest (unless Mr. Kotick becomes entitled to the “shareholder value creation incentive” described herein before the award would otherwise have been canceled).

2018 and 2019 Equity Awards

Subject to his continued employment, Mr. Kotick may also be granted equity awards in each of 2018 and 2019 (unless Mr. Kotick becomes entitled to the “shareholder value creation incentive” described herein before any such grant, in which case he will receive a payment in lieu of such award, as described herein). The amount, form, and terms and conditions of each award will be determined by the Compensation Committee in its discretion, after consultation with Mr. Kotick. Subject in all cases to its absolute discretion, which it used when determining the grant date value of Mr. Kotick’s 2017 awards, the Compensation Committee will consider, in determining the grant date value of each such award, the Company’s and Mr. Kotick’s performance, our applicable comparator companies, any relevant changes in the business and market dynamics relevant to the Company, our projected performance relative to our long-term business plan, and any other factors the Compensation Committee determines relevant. Without limiting the generality of the foregoing, the factors the Compensation Committee will consider, in using its absolute discretion, include: (1) the 50th percentile of the aggregate grant date values of the long-term incentive grants made to the chief executive officers of our then-applicable comparator group during the prior year; and (2) the grant date value of the equity awards made to Mr. Kotick during the prior year.

Long-Term Performance Incentives

2020 Long-Term Performance Incentive

Subject to his continued employment, Mr. Kotick may be granted an incentive award (the “2020 long-term performance grant”) measured against our total TSR and, in certain circumstances, our relative TSR. The award will have a grant date value determined by the Compensation Committee in its discretion, after consultation with Mr. Kotick and upon consideration of the factors relevant to the grant date value of 2018 and 2019 equity awards described above.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    62

Back to Contents

Subject to the Compensation Committee’s discretion, the amount payable at maximum performance will not be more than five times the amount payable at target performance.

The award will be paid, in cash or shares of our Common Stock, in the Compensation Committee’s discretion, on or about March 1, 2021. For the sake of clarity, the value, if any, of the 2020 long-term performance grant will be determined by the Compensation Committee in 2021.

If the compound annual growth rate for our TSR for the period from January 1, 2017 through December 31, 2020 is at least 6%, the award will vest as follows (and if actual performance is between any two points, the amount earned will be determined using straight-line interpolation):

Annualized TSR during 4-Year Period	Resulting Cumulative 4-Year TSR Performance	Payment as Percentage of Target
6%	26%	90%
8%	36%	100%
13%	63%	200%
17%	87%	300%
21.5%	118%	400%
≥25%	≥144%	500%

If our annualized TSR for that period is below 6% but is both (1) positive (i.e., equal to or greater than 0%) and (2) greater than or equal to the median TSR of the companies which comprise the Standard and Poor’s 500 Index during that period (the “S&P 500 Median TSR”), the award will vest by reference to the difference between our TSR and S&P 500 Median TSR (i.e., our TSR minus that index’s median rate of return) for the period from January 1, 2017 to December 31, 2020 (“TSR Performance Relative to S&P 500 Median”), as follows:

–

if our TSR Performance Relative to S&P 500 Median is 0%, 90% of the target will be earned;

–

if our TSR Performance Relative to S&P 500 Median is more than 0% but less than 10%, between 90% and 100% of the target will be earned, determined using straight-line interpolation; and

–

if our TSR Performance Relative to S&P 500 Median is 10% or more, 120% of the target will be earned.

If our annualized TSR for that period is negative (i.e., less than 0%) but is greater than or equal to the S&P 500 Median TSR, the award will vest by reference to our TSR Performance Relative to S&P 500 Median, as follows:

–

if our TSR Performance Relative to S&P 500 Median is 0%, 85% of the target will be earned; and

–

if our TSR Performance Relative to S&P 500 Median is more than 0%, 100% of the target will be earned.

For the sake of clarity, if our annualized TSR for the period from January 1, 2017 to December 31, 2020 is neither positive nor greater than the S&P 500 Median TSR, the 2020 long-term performance grant will be canceled and Mr. Kotick will not receive anything thereunder (unless Mr. Kotick’s employment is terminated in certain circumstances following a change of control prior to the end of that period).

2021 Long-Term Performance Incentive

Subject to his continued employment, Mr. Kotick may also be granted an incentive award (the “2021 long-term performance grant”) measured against our cumulative operating income performance over the five-year period from January 1, 2017 to December 31, 2021. The award will have a grant date value determined by the Compensation Committee in its discretion, after consultation with Mr. Kotick and upon consideration of the factors relevant to the grant date value of the 2018 and 2019 equity awards described above (where, in considering these factors before the Compensation Committee’s use of its absolute discretion, it will be assumed that the average increase in the grant date value of the long-term incentive awards made to other chief executive officers by companies in our industry between 2016 and the grant date could be calculated by applying a multiple of 1.44 to the grant date value of the equity award made to Mr. Kotick in 2017). Subject to the Compensation Committee’s discretion, the amount payable at maximum performance will not be more than 1.5 times the amount payable at target performance. For the sake of clarity, the value, if any, of the 2021 long-term performance grant will be determined by the Compensation Committee in 2022.

The award will be paid, in cash or shares of our Common Stock, in the Compensation Committee’s discretion, in 2022, if either (X) the cumulative AB Adjusted Operating Income for the period from 2017 through 2021 is at least 90% of the sum of AB Adjusted Operating Income objective set forth in our 2017 AOP, the AB Adjusted Operating Income objective set forth in our AOP for 2018, and, for each of 2019, 2020, and 2021, a non-GAAP operating income objective for the Company to be determined by the Committee in its discretion, after consultation with Mr. Kotick (which, for the sake of clarity, may differ from the objective ultimately established pursuant to our AOP for any such year) or (Y) an alternative operating income objective established by the Compensation Committee for that period has been met or exceeded.

The award will vest as follows:

–

if actual performance is at least 90% of the objective, 100% of the target will be earned;

–

if actual performance falls between 100% and 125% of the objective, the amount earned will be determined using straight-line interpolation; and

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    63

Back to Contents

–

if actual performance is 125% or more of the objective, 150% of the target will be earned.

For the sake of clarity, if the cumulative operating income for the period from 2017 through 2021 is not at least 90% of the target, the 2021 long-term performance grant will be canceled and Mr. Kotick will not receive anything thereunder (unless Mr. Kotick’s employment is terminated in certain circumstances following a change of control prior to the end of that period or Mr. Kotick becomes entitled to the “shareholder value creation incentive” described herein before the award would otherwise have been canceled).

Shareholder Value Creation Incentive

Subject to his continued employment, if, at any time prior to December 31, 2021, the average closing price of our Common Stock is at least two times the average closing price of our Common Stock during the period from October 1, 2016 to December 31, 2016 (i.e., increasing from $39.98 to $79.96 per share, subject to adjustments by the Compensation Committee to prevent dilution or enlargement as a result of any dividend, stock split or substantially similar change in our capital structure), and remains at or above that price for at least 90 consecutive trading days:

•

all equity awards granted to Mr. Kotick during 2017, 2018 or 2019 pursuant to the Kotick Employment Agreement which are then outstanding, with the exception of the 2017 restricted share units which vest by reference to our TSR Performance Relative to S&P 500 Total Return, will immediately vest (assuming, for all performance-based awards, maximum performance);

•

Mr. Kotick will receive a payment equal to the grant date value (as determined by the Compensation Committee in its discretion, after consultation with Mr. Kotick) of any annual equity grants remaining to be made pursuant to the Kotick Employment Agreement, which will be paid, in cash or shares of our Common Stock, in the Compensation Committee’s discretion, within 120 days (and he will not be granted the underlying awards); and

•

the 2021 long-term performance grant will be paid within 120 days, assuming maximum performance (i.e., with the amount payable to be no less than 150% of the 2021 long-term performance grant value).

Transformative Transaction Award

Upon the Compensation Committee’s determination, in its discretion, that we have consummated a transformative transaction during the term of Mr. Kotick’s employment under the Kotick Employment Agreement, he will receive a special award, the form of which shall be determined by the Compensation Committee in its discretion. For a transaction (or series of transactions) to qualify as transformative, it (or they) must, at a minimum:

•

result in accretive value to our then-current shareholders of at least 15% over our market capitalization as of the date immediately prior to the public announcement of the transaction (or, for a series of transactions, the first transaction in the series); and

•

that accretion must be maintained for six consecutive months following the consummation of the transaction (or, for a series of transactions, the last transaction in the series).

The value of such award, as determined by the Compensation Committee, in its discretion, will be equal to between one hundred percent (100%) and one hundred fifty percent (150%) of the 2021 long-term performance grant value, as follows:

–

if the accretive value was at least 15%, 100% of the 2021 long-term performance grant value;

–

if the accretive value was between 15% and 30%, the value of the award is between 100% and 150% of the 2021 long-term performance grant value, determined using straight-line interpolation; and

–

if the accretive value was 30% or more, 150% of the 2021 long-term performance grant value.

Other Benefits

Mr. Kotick is entitled to participate in all benefit plans generally available to our executive officers. In addition, we are required to maintain a supplemental term life insurance policy in the amount of $18 million for the benefit of his estate until March 15, 2022 and, from March 16, 2022 through the tenth anniversary of his employment agreement (i.e., October 1, 2026), to reimburse him for up to $80,000 per year of premiums in respect of his then-existing life insurance policies. Further, we will pay reasonable expenses related to Mr. Kotick’s use of non-commercial transportation services for business-related travel, including any such services provided by an FAA-certified charter operator indirectly owned and managed by him. Please see “Certain Relationships and Related Transactions—Relationships and Transactions—Relationships with Our Directors and Executive Officers—Business Use of Aircraft Indirectly Owned by Our Chief Executive Officer” for more information about our arrangement with this charter operator.

Restrictive Covenants

Pursuant to the Kotick Employment Agreement, until the second anniversary of the expiration of the term of his employment under the agreement, Mr. Kotick is restricted from soliciting the employment of anyone then employed by us or our affiliates (or anyone who was employed by us or them during the then-most recent six-month period). Mr. Kotick is also prohibited from competing with us during the term of his employment under the Kotick Employment Agreement.

In addition, during the term of his employment under the Kotick Employment Agreement, Mr. Kotick is prohibited from disclosing or using our confidential information except as required in the course of his employment and, until the second anniversary of the expiration of the term of his employment under the agreement, he cannot use such information to induce any of our employees or business partners to alter its relationship with us.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    64

Back to Contents

Spencer Neumann

Term & Title

Spencer Neumann is party to an employment agreement with us, dated as of May 5, 2017 (i.e., the Neumann Employment Agreement), pursuant to which he serves as our Chief Financial Officer. Mr. Neumann’s term of employment under the Neumann Employment Agreement began on May 30, 2017 and continues through April 30, 2020 (subject to our right to extend for an additional year).

Base Salary

Pursuant to the Neumann Employment Agreement, Mr. Neumann’s annual base salary was $850,000 as of May 30, 2017. It will be reviewed periodically and may be increased—but not decreased—in the Compensation Committee’s discretion. For more information about Mr. Neumann’s base salary, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Base Salary” above.

Annual Bonus

Pursuant to the Neumann Employment Agreement, Mr. Neumann is eligible for an annual bonus under the CAIP with a target amount of 150% of his base salary, the actual amount of which will be determined in our sole discretion based on his overall performance, the Company’s performance, and any other factors we choose to consider. For more information about performance-based bonuses, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses” above.

Equity Awards

As an inducement to enter into the Neumann Employment Agreement, on August 7, 2017, Mr. Neumann received an equity award consisting of stock options and performance-based vesting restricted share units.

2017 Stock Option

Mr. Neumann was awarded an option to purchase 118,409 shares of our Common Stock, the number of which was based on a target grant date value of approximately $2.8 million. One-quarter of the option vests on each of April 14, 2018, 2019, 2020, and 2021, subject to Mr. Neumann’s continued employment through the relevant date.

2017 Performance-Based Vesting Restricted Share Units (AB Adjusted Earnings Per Share)

Mr. Neumann was also awarded performance-based vesting restricted share units, each representing the right to receive one share of our Common Stock, where target performance results in the vesting of 119,448 restricted share units (the number of which was based on a target grant date value of approximately $7,466,667) and maximum performance results in the vesting of 125% of the target, or 149,312 restricted share units.

One-quarter of these restricted share units vest on each of March 31, 2018, 2019, 2020 and 2021 by reference to the AB Adjusted Earnings Per Share objective set forth in our AOP for the prior year, subject to Mr. Neumann’s continued employment through the relevant date, as follows:

–

if actual performance is below 90% of the objective, no restricted share units vest;

–

if actual performance falls between 90% and 125% of the objective, the number of additional restricted share units that vest is between 90% and 125%, determined using straight-line interpolation; and

–

if actual performance is 125% or more of the objective, 125% of the target number of restricted share units vest.

2017 Performance-Based Vesting Restricted Share Units (AB Adjusted Operating Income)

Mr. Neumann was also awarded performance-based vesting restricted share units, each representing the right to receive one share of our Common Stock, where target performance results in the vesting of 59,724 restricted share units (the number of which was based on a target grant date value of approximately $3,733,333) and maximum performance results in the vesting of 300% of the target, or 179,172 restricted share units.

One-quarter of the target number of these restricted share units vest on each of March 31, 2018, 2019, 2020, and 2021, subject to Mr. Neumann’s continued employment through the relevant date, by reference to the actual AB Adjusted Operating Income for the prior year (“X-1”) as compared to the actual AB Adjusted Operating Income for the year prior to that (“X-2”) (e.g., prior year (2017) as compared to year prior to that (2016), for purposes of determining what, if anything, vests on March 31st of the current year (2018)), as follows:

–

if actual performance for year “X-1” (e.g., 2017) is below 100% of the performance for year “X-2” (e.g., 2016), no restricted share units vest;

–

if actual performance for year “X-1” (e.g., 2017) falls between 100% and 115% of the performance for year “X-2” (e.g., 2016), the number of restricted share units that vest is between 100% and 150% of the target, determined using straight-line interpolation; and

–

if actual performance for year “X-1” (e.g., 2017) is 115% or more of the performance for year “X-2” (e.g., 2016), 150% of the target number of restricted share units vest.

Further, if, and only if, the actual AB Adjusted Operating Income for the year “X-1” is 115% or more than the actual AB Adjusted Operating Income for year “X-2” (e.g., 2017 as compared to 2016), an additional one-quarter of the target number of these restricted share units vest on each of March 31, 2019, 2020, 2021, and 2022, subject to Mr. Neumann’s continued employment through the relevant date, by reference to the actual AB Adjusted Operating Income for year “X” as compared to the actual AB Adjusted Operating Income for year “X-1” (e.g., 2018 as compared to 2017, for purposes of determining what, if anything, vests on March 31, 2019), as follows:

–

if actual performance for year “X” (e.g., 2018) is below 100% of the performance for year “X-1” (e.g., 2017), no restricted share units vest;

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    65

Back to Contents

–

if actual performance for year “X” (e.g., 2018) falls between 100% and 115% of the performance for year “X-1” (e.g., 2017), the number of restricted share units that vest is between 100% and 150% of the target, determined using straight-line interpolation; and

–

if actual performance for year “X” (e.g., 2018) is 115% or more of the performance for year “X-1” (e.g., 2017), 150% of the target number of restricted share units vest.

For the sake of clarity, if the actual AB Adjusted Operating Income for year “X-1” is less than 115% of the actual AB Adjusted Operating Income for year “X-2” (e.g., 2017 as compared to 2016), no additional restricted share units vest.

Annual Grants of Performance-Based Vesting Restricted Share Units (Long-Range Strategic Plan)

Mr. Neumann is also eligible to receive additional annual equity grants during the term of the Neumann Employment Agreement, with vesting based on the achievement of financial objectives set forth in the Company’s long-range strategic plans, with a target value of $1.4 million per year.

Accordingly, on November 6, 2017, Mr. Neumann was awarded performance-based vesting restricted share units, each representing the right to receive one share of our Common Stock, where target performance results in the vesting of 23,000 restricted share units (the number of which was based on a target grant date value of approximately $1.4 million), and maximum performance results in the vesting of 125% of the target, or 28,750 restricted share units.

These restricted share units vest in full on March 30, 2021, subject to his continued employment through that date, by reference to the cumulative AB Adjusted Operating Income objective for 2018, 2019, and 2020 set forth in the Company’s 2017 long-range strategic plan for that three-year period, as follows:

–

if actual performance is below 85% of the objective, no restricted share units vest;

–

if actual performance falls between 85% and 125% of the objective, the number of additional restricted share units that vest is between 85% and 125%, determined using straight-line interpolation; and

–

if actual performance is 125% or more of the objective, 125% of the target number of restricted share units vest.

Long-Term Contract Inducement

As an inducement to enter into the Neumann Employment Agreement, Mr. Neumann received a payment of $1 million in cash shortly after he commenced employment and received an additional $1 million in cash in March 2018.

Other Benefits

Mr. Neumann is entitled to participate in all benefit plans generally available to our executive officers and we are required to maintain a $5 million supplemental term life insurance policy for the benefit of his estate throughout the term of his employment under the Neumann Employment Agreement.

Restrictive Covenants

Pursuant to the Neumann Employment Agreement, until the second anniversary of the termination of his employment, Mr. Neumann is restricted from soliciting the employment of anyone then-employed by us or our subsidiaries (or anyone who was employed by us or them during his final 90 days of employment). In addition, Mr. Neumann is prohibited from disclosing or using our confidential information during his employment, except as required in the course of his employment, and at all times following the termination of his employment. Mr. Neumann is also not permitted to seek or negotiate for other employment before the final six months of the term of his employment under the Neumann Employment Agreement. Mr. Neumann is also prohibited from competing with us during the term of his employment under the Neumann Employment Agreement and is restricted from inducing any of our business partners to alter its relationship with us while he is our employee.

Dennis Durkin

Mr. Durkin has served as our Chief Corporate Officer since May 10, 2017, having served as our Chief Financial Officer from March 1, 2012 until May 30, 2017. While he continues to serve as our Chief Corporate Officer, he is not currently party to an employment agreement.

Most Recent Employment Agreement—Chief Corporate Officer

Term & Title

Dennis Durkin was party to an employment agreement with us, dated as of May 10, 2017 (i.e., the Most Recent Durkin Employment Agreement), pursuant to which he served as our Chief Corporate Officer. Mr. Durkin’s term of employment under the Most Recent Durkin Employment Agreement began on May 1, 2017 and ended on March 15, 2018.

Base Salary

Pursuant to the Most Recent Durkin Employment Agreement, Mr. Durkin’s annual base salary was $900,000 as of May 1, 2017. For more information about Mr. Durkin’s base salary, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Base Salary” above.

Annual Bonus

Pursuant to the Most Recent Durkin Employment Agreement, Mr. Durkin was eligible for an annual bonus under the CAIP with a target amount of 150% of his base salary, the actual amount of which was determined in our sole discretion based on his overall performance, the Company’s performance, and any other factors we chose to consider. For more information about performance-based bonuses, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses” above.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    66

Back to Contents

Equity Awards

As an inducement to enter into the Most Recent Durkin Employment Agreement, on August 7, 2017, Mr. Durkin received an equity award consisting of stock options and performance-based vesting restricted share units.

2017 Stock Option

Mr. Durkin was awarded an option to purchase 37,720 shares of our Common Stock, the number of which was based on a target grant date value of approximately $700,000, which vest on March 14, 2018, subject to his continued employment though that date.

2017 Performance-Based Vesting Restricted Share Units (AB Adjusted Operating Income, AB Adjusted Earnings Per Share, and AP Adjusted Operating Income)

Mr. Durkin was awarded performance-based vesting restricted share units, each representing the right to receive one share of our Common Stock, where target performance results in the vesting of 44,793 restricted share units (the number of which was based on a target grant date value of approximately $2.8 million) and maximum performance results in the vesting of 125% of the target, or 55,992 restricted share units.

These restricted share units vest on March 14, 2018, subject to his continued employment through that date, one-half by reference to the AB Adjusted Operating Income objective set forth in our 2017 AOP, one-quarter by reference to the AB Adjusted Earnings Per Share objective set forth in our 2017 AOP, and one-quarter by reference to the AP Adjusted Operating Income objective set forth in our 2017 AOP, in each case as follows:

–

if actual performance is below 90% of the objective, no restricted share units vest;

–

if actual performance falls between 90% and 125% of the objective, the number of restricted share units that vest is between 90% and 125% of the target, determined using straight-line interpolation; and

–

if actual performance is 125% or more of the objective, 125% of the target number of restricted share units vest.

Annual Grants of Performance-Based Vesting Restricted Share Units (Long-Range Strategic Plan)

Mr. Durkin was also eligible to receive additional annual equity grants during the term of the Most Recent Durkin Employment Agreement, with vesting based on the achievement of financial objectives set forth in the Company’s long-range strategic plans, with a target value of $500,000 per year.

Accordingly, on November 6, 2017, Mr. Durkin was awarded performance-based vesting restricted share units, each representing the right to receive one share of our Common Stock, where target performance results in the vesting of 8,214 restricted share units (the number of which was based on a target grant date value of approximately $500,000), and maximum performance results in the vesting of 125% of the target, or 10,268 restricted share units.

These restricted share units vest in full on March 30, 2021, subject to his continued employment through that date, by reference to the cumulative AB Adjusted Operating Income objective for 2018, 2019, and 2020 set forth in the Company’s 2017 long-range strategic plan for that three-year period, as follows:

–

if actual performance is below 85% of the objective, no restricted share units vest;

–

if actual performance falls between 85% and 125% of the objective, the number of additional restricted share units that vest is between 85% and 125%, determined using straight-line interpolation; and

–

if actual performance is 125% or more of the objective, 125% of the target number of restricted share units vest.

Other Benefits

Mr. Durkin was entitled to participate in all benefit plans generally available to our executive officers and we were required to maintain a $3 million supplemental term life insurance policy for the benefit of his estate throughout the term of his employment under the Most Recent Durkin Employment Agreement.

Restrictive Covenants

Pursuant to the Most Recent Durkin Employment Agreement, until the second anniversary of the termination of his employment, Mr. Durkin is restricted from soliciting the employment of anyone then-employed by us or our subsidiaries (or anyone who was employed by us or them during his final 90 days of employment). Mr. Durkin was also not permitted to seek or negotiate for other employment before the final six months of the term of his employment under the Most Recent Durkin Employment Agreement. In addition, Mr. Durkin is prohibited from disclosing or using our confidential information during his employment, except as required in the course of his employment, and at all times following the termination of his employment. Mr. Durkin was also prohibited from competing with us during the term of his employment under the Most Recent Durkin Employment Agreement and is restricted from inducing any of our business partners to alter its relationship with us while he is our employee.

Prior Employment Agreement—Chief Financial Officer

Term & Title

Dennis Durkin was party to an employment agreement with us, dated as of February 29, 2012 (i.e., the Prior Durkin Employment Agreement), pursuant to which he served as our Chief Financial Officer. Mr. Durkin’s term of employment under the Prior Durkin Employment Agreement began on March 1, 2012 and ended on March 15, 2017.

Base Salary

Pursuant to the Prior Durkin Employment Agreement, Mr. Durkin’s annual base salary was $650,000 as of March 1, 2012 and he was entitled to have it increased by at least 5% annually. For more information about Mr. Durkin’s base salary, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Base Salary” above.

Annual Bonus

Pursuant to the Prior Durkin Employment Agreement, Mr. Durkin was eligible for an annual bonus under the CAIP with a target amount of 100% of his base salary, the actual amount of which was determined in our sole discretion based on his overall performance,

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    67

Back to Contents

the Company’s performance, and any other factors we chose to consider. For more information about performance-based bonuses, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses” above.

Equity Awards

As an inducement to enter into the Prior Durkin Employment Agreement, on March 6, 2012, Mr. Durkin was awarded options to purchase shares of our Common Stock and restricted share units representing the right to receive shares of our Common Stock. Please see our proxy statement for our 2013 annual meeting, filed with the SEC on Schedule 14A on April 26, 2013, and our other proxy statements subsequently filed with the SEC, for more information about these awards.

Other Benefits

Mr. Durkin was entitled to participate in all benefit plans generally available to our executive officers and we were required to maintain a $3 million supplemental term life insurance policy for the benefit of his estate throughout the term of his employment under the Prior Durkin Employment Agreement.

Restrictive Covenants

Mr. Durkin was subject to restrictive covenants under the Prior Durkin Employment Agreement identical to those to which he is subject under the Most Recent Durkin Employment Agreement.

Collister Johnson

Term & Title

Collister Johnson is party to an employment agreement with us, dated as of May 10, 2017 (i.e., the Johnson Employment Agreement), pursuant to which he serves as our President and Chief Operating Officer. Mr. Johnson’s term of employment under the Johnson Employment Agreement began on June 26, 2017 and continues through June 30, 2020 (subject to our right to extend for an additional year).

Base Salary

Pursuant to the Johnson Employment Agreement, Mr. Johnson’s annual base salary was $1.3 million as of June 26, 2017 and will be reviewed periodically. For more information about Mr. Johnson’s base salary, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Base Salary” above.

Annual Bonus

Pursuant to the Johnson Employment Agreement, Mr. Johnson is eligible for an annual bonus under the CAIP with a target amount of 100% of his base salary.

He also has an opportunity to receive an additional bonus ranging from 10% to 100% of his base salary for each year in which AB Adjusted Earnings Per Share is 115% or more of the higher of (x) the AB Adjusted Earnings Per Share AOP objective for the prior year and (y) the prior year’s actual AB Adjusted Earnings Per Share (the higher of (x) and (y), the “EPS Objective”), such that his total bonus opportunity under the CAIP for any year may be up to 200% of his base salary, by reference to the EPS Objective, as follows:

–

if performance is less than 115% of the objective, his target bonus will not change;

–

if performance is 115% of the objective, his target bonus will be increased by 10% of his base salary;

–

if performance falls between 115% and 124% of the objective, the amount by which his target bonus will be increased is between 10% and 100% of his base salary, determined using straight-line interpolation; and

–

if performance is 124% or more of the objective, his target bonus will be increased by 100% of his base salary.

The actual amount of any bonus paid to Mr. Johnson under the CAIP will be determined in our sole discretion based on his overall performance, the Company’s performance, and any other factors we choose to consider. For more information about performance-based bonuses, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses” above.

Equity Awards

As an inducement to enter into the Johnson Employment Agreement, on August 7, 2017, Mr. Johnson received an equity award consisting of stock options and performance-based vesting restricted share units.

2017 Stock Option

Mr. Johnson was awarded an option to purchase 237,515 shares of our Common Stock, the number of which was based on a target grant date value of approximately $6 million, which vest in full on June 29, 2020, subject to his continued employment through the date.

2017 Performance-Based Vesting Restricted Share Units

Mr. Johnson was awarded performance-based vesting restricted share units, each representing the right to receive one share of our Common Stock, where target performance results in the vesting of 143,977 restricted share units (the number of which was based on a target grant date value of approximately $9 million) and maximum performance results in the vesting of 125% of the target, or 179,972 restricted share units.

Two-ninths of these restricted share units vest on each of June 29, 2018, 2019, and 2020, subject to his continued employment through the relevant date, by reference to the AB Adjusted Operating Income objective set forth in our AOP for the prior year, as follows:

–

if actual performance is below 90% of the objective, no restricted share units vest;

–

if actual performance falls between 90% and 125% of the objective, the number of restricted share units that vest is between 90% and 125% of the target, determined using straight-line interpolation; and

–

if actual performance is 125% or more of the objective, 125% of the target number of restricted share units vest.

One-ninth of these restricted share units vest on each of June 29, 2018, 2019, and 2020, subject to his continued employment through the relevant date, by reference to the AB Adjusted Earnings Per Share objective set forth in our AOP for the prior year, as follows:

–

if actual performance is below 90% of the objective, no restricted share units vest;

–

if actual performance falls between 90% and 125% of the objective, the number of restricted share units that vest is

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    68

Back to Contents

between 90% and 125% of the target, determined using straight-line interpolation; and

–

if actual performance is 125% or more of the objective, 125% of the target number of restricted share units vest.

Annual Grants of Performance-Based Vesting Restricted Share Units (Long-Range Strategic Plan)

Beginning in 2018, Mr. Johnson is also eligible to receive additional annual equity grants with vesting based on the achievement of financial objectives set forth in the Company’s long-range strategic plans, with a target value of $1 million per year. These restricted share units would vest by reference to the cumulative operating income for the three years following the date of grant, subject to Mr. Johnson’s continued employment through the vesting date, as follows:

–

if actual performance is below 85% of the objective, no restricted share units vest;

–

if actual performance falls between 85% and 125% of the objective, the number of additional restricted share units that vest is between 85% and 125%, determined using straight-line interpolation; and

–

if actual performance is 125% or more of the objective, 125% of the target number of restricted share units vest.

Annual Grants of Performance-Based Vesting Restricted Share Units (AB Adjusted Earnings Per Share)

Beginning in 2018, Mr. Johnson is also eligible to receive additional annual equity grants with vesting based on AB Adjusted Earnings Per Share growth, with a target value of $3 million per year. Specifically, if and when granted, any such award will vest on June 29th of the year following the year of grant, subject to Mr. Johnson’s continued employment through such date, if the AB Adjusted Earnings Per Share, in any year which is subject of a grant, is 115% or more of the EPS Objective, as follows (and if actual performance is between any two points, the amount earned will be determined using straight-line interpolation):

Level of Annual EPS Growth	Payment as Percentage of Target	Level of Annual EPS Growth	Payment as Percentage of Target
15%	10%	25%	110%
16%	20%	26%	120%
17%	30%	27%	130%
18%	40%	28%	140%
19%	50%	29%	150%
20%	60%	30%	160%
21%	70%	31%	170%
22%	80%	32%	180%
23%	90%	33%	190%
24%	100%	≥34%	200%

For the sake of clarity, if the ABS Earnings Per Share for the year is less than 15% of the EPS Objective, no restricted share units vest.

2020 Equity Award

If we exercise our right to extend his employment term by an additional year, in 2020 Mr. Johnson is also eligible to receive an additional equity grant with a target value of $3 million, the actual amount, form, and terms and conditions of which will be determined by the Compensation Committee in its discretion.

Long-Term Contract Inducement

As an inducement to enter into the Johnson Employment Agreement, Mr. Johnson received a payment of $1 million in cash shortly after he commenced employment and an additional payment of $1.2 million in cash in January 2018. If his employment is terminated for any reason other than by us without cause or by him for good reason, or due to his death or disability, prior to the first anniversary of a payment date (i.e., prior to July 7, 2018 or January 15, 2019), Mr. Johnson must repay the portion of the bonus he received on that date.

Other Benefits

Mr. Johnson is entitled to participate in all benefit plans generally available to our executive officers and we are required to maintain a $3 million supplemental term life insurance policy for the benefit of his estate throughout the term of his employment under the Johnson Employment Agreement.

Restrictive Covenants

Pursuant to the Johnson Employment Agreement, until the second anniversary of the termination of his employment, Mr. Johnson is restricted from soliciting the employment of anyone then-employed by us or our subsidiaries (or anyone who was employed by us or them during his final 90 days of employment). In addition, Mr. Johnson is prohibited from disclosing or using our confidential information during his employment, except as required in the course

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    69

Back to Contents

of his employment, and at all times following the termination of his employment. Mr. Johnson is also not permitted to seek or negotiate for other employment before the final six months of the term of his employment under the Johnson Employment Agreement. Mr. Johnson is also prohibited from competing with us during the term of his employment under the Johnson Employment Agreement and is restricted from inducing any of our business partners to alter its relationship with us while he is our employee.

Michael Morhaime

Term & Title

Michael Morhaime was party to an employment agreement with us, dated as of December 1, 2007 and amended as of December 15, 2008, March 31, 2009, November 4, 2009, and October 26, 2010 (the “Morhaime Employment Agreement”), pursuant to which he served as the President and Chief Executive Officer of Blizzard. Mr. Morhaime’s term of employment under the Morhaime Employment Agreement began on July 9, 2008 and continued through December 31, 2016. As such, while he continues to serve as the President and Chief Executive Officer of Blizzard, he is not currently party to an employment agreement.

Restrictive Covenants

Certain provisions of the Morhaime Employment Agreement have survived its termination. Pursuant thereto, while he is our employee, Mr. Morhaime is restricted from soliciting the employment of anyone then-employed by the Company. Mr. Morhaime is also prohibited from competing with us while he is our employee. In addition, Mr. Morhaime is prohibited from disclosing or using our confidential information during his employment, except as required in the course of his employment, and at all times following the termination of his employment.

Riccardo Zacconi

Term & Title

Riccardo Zacconi is party to an employment agreement with us, dated as of November 2, 2015 (i.e., the Zacconi Employment Agreement), pursuant to which he serves as the Chief Executive Officer of King. The initial term of Mr. Zacconi’s employment under the Zacconi Employment Agreement began on February 23, 2016 (i.e., the date on which we closed the King Acquisition) and continues through February 23, 2019. Thereafter, Mr. Zacconi will continue to be employed under the Zacconi Employment Agreement until either party provides the other with 12 months’ prior notice of its intent to terminate (so that the earliest his term of employment with us will expire is February 23, 2020).

Base Salary

Pursuant to the Zacconi Employment Agreement, Mr. Zacconi’s annual base salary was £400,000 as of February 23, 2016 and has been and will be reviewed annually. It may be increased in our discretion and any higher base salary paid to Mr. Zacconi will then be deemed to be the annual rate for purposes of the Zacconi Employment Agreement. For more information about Mr. Zacconi’s base salary, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Base Salary” above.

Annual Bonus

Pursuant to the Zacconi Employment Agreement, Mr. Zacconi is eligible for annual performance-based cash compensation based upon King’s earnings under the King Profit Sharing Plan. Specifically, Mr. Zacconi is entitled to 6% of the profit sharing pool created pursuant to the King Profit Sharing Plan. (The Compensation Committee may exercise discretion with respect to his actual annual percentage interest in the pool, subject to a specified minimum percentage.) For more information about the King Profit Sharing Plan, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2017—Corporate Annual Incentive Plan and Other Performance-Based Bonuses—Profit Sharing Plans” above.

Equity Awards

Upon the consummation of the King Acquisition, the unvested awards with respect to King ordinary shares Mr. Zacconi held prior to then were converted into awards of the same type with respect to shares of our Common Stock. In addition, pursuant to the Zacconi Employment Agreement, the performance metrics underlying a portion of his options were replaced with metrics with respect to King’s post-acquisition performance. Please see our proxy statement for our 2017 annual meeting, filed with the SEC on Schedule 14A on April 21, 2017, for more information about these awards. Further, the unvested “linked options” and King ordinary shares linked to those options that Mr. Zacconi held prior to the closing of the King Acquisition were converted into the right to receive the cash consideration to which Mr. Zacconi would have been entitled upon consummation of the King Acquisition if he had then held the underlying shares, less any applicable taxes, paid to him on the dates on which the underlying options would have vested had the King Acquisition not occurred.

Other Benefits

Mr. Zacconi is generally entitled to receive the same level of benefits as he did prior to the King Acquisition. He is also entitled to participate in King’s qualified defined contribution retirement plan.

Restrictive Covenants

During the term of his employment under the Zacconi Employment Agreement, Mr. Zacconi is restricted from: (1) being employed or engaged by, or interested in, any other business; (2) from holding any material interest in any entity which competes with us or our business partners, impairs, or might reasonably be thought by us to impair, his ability to always act in our best interest or requires, or might reasonable be thought to require, him to make use of any of our confidential information in order to properly discharge his duties

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    70

Back to Contents

to, or further his interests in, that entity; (3) preparing to engage in any competing business; and (4) knowingly making untrue or misleading statements about us. Mr. Zacconi is also prohibited from disclosing or using our confidential information during his employment, except as required in the course of his employment, and at all times following the termination of his employment. In addition, during the 12 months following the termination of his employment (less any time prior to then he was on “garden leave” or his employment was otherwise suspended), Mr. Zacconi is restricted from: (1) competing with us in any country in which we did, or intended to do, business during the final year of his employment; (2) employing, or soliciting the employment of, anyone then-employed by us or our subsidiaries in a relatively senior position and with whom Mr. Zacconi had material dealings in the 12 months prior to his termination; and (3) interfering with the relationship between us and our business partners or any of our subsidiaries and its business partners.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    71

Back to Contents

Potential Payments upon Termination or Change of Control

The table below outlines the potential payments to our named executive officers upon the occurrence of certain termination events or a change of control. The calculations assume that each of these events occurred on December 31, 2017.

Name and Type of Payment/Benefit	Death(1)(2) ($)	Disability(1)(2) ($)	Termination by Activision Blizzard For Cause or Performance Termination(1)(3) ($)	Termination by Activision Blizzard Without Cause or Termination by Employee for Good Reason(1)(4) ($)	Termination by Activision Blizzard Without Cause or Termination by Employee for Good Reason Following a Change of Control(4)(5) ($)
Robert Kotick
Lump-sum bonus-based severance	5,590,414	5,590,414	0	2,808,688	2,808,688
Lump-sum salary- and bonus-based severance	0	1,750,000	0	12,954,420	19,431,630
Benefits continuation(6)	80,083	384,779	384,779	384,779	384,779
Impact on equity awards(7)	—	—	0	—	54,030,133
TOTAL	5,670,497	7,725,193	384,779	16,147,887	76,655,230
Spencer Neumann
Lump-sum bonus-based severance	1,009,481	1,009,481	0	1,009,481	1,009,481
Lump-sum salary-based severance	1,700,000	0	0	0	0
Salary continuation	0	1,983,333	0	1,983,333	1,983,333
Benefits continuation(6)	0	21,138	0	21,138	21,138
Impact on equity awards(7)	0	0	0	0	0
TOTAL	2,709,481	3,013,952	0	3,013,952	3,013,952
Dennis Durkin
Lump-sum bonus-based severance	916,485	916,485	0	916,485	916,485
Lump-sum salary-based severance	1,800,000	0	0	0	0
Salary continuation	0	187,500	0	187,500	187,500
Benefits continuation(6)	0	0	0	0	0
Impact on equity awards(7)	0	0	0	0	0
TOTAL	2,716,485	1,103,985	0	1,103,985	1,103,985
Collister Johnson
Lump-sum bonus-based severance	494,844	494,844	0	494,844	494,844
Lump-sum salary-based severance	2,600,000	0	0	0	0
Salary continuation	0	3,250,000	0	3,250,000	3,250,000
Benefits continuation(6)	0	0	0	0	0
Impact on equity awards(7)	0	0	0	0	0
TOTAL	3,094,844	3,744,844	0	3,744,844	3,744,844
Michael Morhaime
Lump-sum bonus-based severance	0	0	0	3,728,346	3,728,346
Lump-sum salary-based severance	0	0	0	959,507	959,507
Benefits continuation(6)	0	0	0	13,600	13,600
Impact on equity awards(7)	0	0	0	0	0
TOTAL	0	0	0	4,701,453	4,701,453
Riccardo Zacconi
Lump-sum bonus-based severance	8,624,000	8,624,000	0	8,624,000	8,624,000
Salary continuation and benefits-based severance	544,305	272,153	0	1,168,744	1,168,744
Benefits continuation(6)	—	—	0	—	—
Impact on equity awards(7)	43,522,954	43,522,954	0	43,522,954	43,522,954
TOTAL	52,691,259	52,419,107	0	53,315,698	53,315,698

Footnotes for this table can be found on the pages immediately following (pages 73–80).

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    72

Back to Contents

(1)

Bonus Payments upon Termination

In the event his employment is terminated by us without cause or by him for good reason (including, for Mr. Kotick, such a termination during the 12-month period following a change of control), or due to his death or disability, each of our named executive officers would have received any earned but unpaid bonuses for prior years (of which there were none as of December 31, 2017).

Each would also have received a pro rata bonus for the year in which the termination occurred, as described below.

Kotick. Subject to his execution of an effective and irrevocable release (other than in the event of a termination of his employment due to death), Mr. Kotick would have received:

•

in the event of his termination due to his death or disability, a lump-sum payment equal to the bonus he would have received under the CAIP for the year immediately preceding the year in which the termination occurred, multiplied by a fraction, the numerator of which is the number of days worked during the year in which the termination occurred and the denominator of which is 365; and

•

in the event of the termination by us without cause or by him for good reason, a lump-sum payment equal to the bonus he would have received under the CAIP for the year in which the termination occurred (where all objectives would have been measured by actual performance), multiplied by a fraction, the numerator of which is the number of days worked during the year in which the termination occurred and the denominator of which is 365.

Neumann, Durkin, and Johnson. Subject to his or his legal representative’s execution of an effective and irrevocable release (other than in the event of a termination of his employment due to death), Messrs. Neumann, Durkin, and Johnson would have each received:

•

a lump-sum payment equal to the bonus he would have received under the CAIP for the year in which the termination occurred (where all objectives would have been measured by actual performance), multiplied by a fraction, the numerator of which is the number corresponding to the month in which the termination occurred and the denominator of which is 12.

Morhaime. As an “at will” employee, Mr. Morhaime would not have received any bonus-related payments in connection with any termination other than a “covered termination” within the meaning of our severance plan (as he would have already received any amount to which he was entitled under the Blizzard Holiday Plan and under the other bonus plans in which he participated on December 31, 2017—the CAIP and the Morhaime Profit Sharing Plan—he would have to be employed on the date of payment in 2018 to be eligible for a bonus thereunder for 2017).

If Mr. Morhaime’s termination was a covered termination within the meaning of our severance plan, subject to his execution of an effective and irrevocable release, he would have received:

•

a lump-sum payment equal to the aggregate of the amounts he would have received under the CAIP (where any financial objectives would have been measured by actual performance and target performance would have been assumed for any strategic objectives), the Morhaime Profit Sharing Plan and the Blizzard Holiday Plan for the year in which the termination occurred, multiplied by a fraction, the numerator of which is the number corresponding to the month in which the termination occurred and the denominator of which is 12.

A “covered termination”, as defined in our severance plan, is a separation from service due to a reorganization, a reduction in force or a position elimination, other than such a separation involving: (1) the employee’s voluntary resignation of retirement; (2) the termination of the employee’s employment for cause; (3) the termination of the employee’s employment due to his or her death or disability; (4) the offer to the employee of a comparable position within the Activision Blizzard group (whether or not he or she accepts that position); (5) a merger, sale, assignment, transfer, or outsourcing of a business unit and the offer to the employee of a comparable position with the company succeeding that business unit (whether or not he or she accepts that position).

For purposes of this table, it has been assumed that Mr. Morhaime’s termination was a covered termination and any amounts payable under the Blizzard Holiday Plan are assumed to be zero, as he would have received any amounts to which he was entitled for 2017 prior to December 31, 2017. Had the termination not been a covered termination, Mr. Morhaime would not have received any bonus-related payments in connection with the termination of his employment on December 31, 2017.

Zacconi. Subject to his or his legal representative’s execution of a release, Mr. Zacconi would have received:

•

a lump-sum payment equal to any amount he would have received under the King Profit Sharing Plan for the year in which the termination occurred, multiplied by a fraction, the numerator of which is the number corresponding to the month in which the termination occurred and the denominator of which is 12.

None of our NEOs is entitled to a bonus with respect to the year of termination of his employment in connection with a termination for cause, although Mr. Kotick would have received any earned but unpaid bonus for prior years (of which there were none as of December 31, 2017).

(2)

Termination of Employment due to Death or Disability

In the event of a termination of his employment due to his death or disability on December 31, 2017 (which termination due to disability is, for Mr. Kotick, subject to certain advance notice requirements, as is a termination of Mr. Zacconi’s employment due to his mental disorder), each of our named executive officers or his estate, with the exception of Mr. Morhaime, would have received, in addition to any amounts to which he was entitled under applicable law, such as earned but unpaid salary, accrued but unused vacation, unreimbursed business expenses, and any amounts then due under our benefit plans, programs or policies (collectively, “accrued obligations”) (which for purposes of this table, are assumed to have been paid or reimbursed in full as of December 31, 2017), severance, as described below.

Kotick. Mr. Kotick would have received:

•

in the event of his termination due to disability, subject to his execution of an effective and irrevocable release, an amount equal to 100% of his annual base salary in effect on his termination date, which amount would have been paid to him in equal

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    73

Back to Contents

installments over the 12-month period following his termination date;

•

in the event of his termination due to his death or disability, subject to, in the event of a termination of his employment due to disability, his execution of an effective and irrevocable release, continuation of health/medical insurance benefits for him and his then-current spouse and minor children, as applicable, for a period of two years following his termination date; and

•

in the event of his termination due to disability, continuation of his supplemental life insurance benefits via our reimbursement of the premiums in respect of his existing policy through its expiration on March 15, 2022 and, from March 16, 2022 through the tenth anniversary of his employment agreement (i.e., October 1, 2026), of up to $80,000 per year of premiums in respect of his then-existing policies.

Neumann, Durkin, and Johnson. Messrs. Neumann, Durkin, and Johnson would each have received, subject to, in the event of a termination of his employment due to disability, his or his legal representative’s execution of an effective and irrevocable release:

•

in the event of his termination due to death, a lump-sum payment equal to 200% of his annual base salary in effect on his termination date, less any payments received or to which he became entitled under company-provided life insurance (which payments, for purposes of this table, are assumed to be zero); and

•

in the event of his termination due to disability, salary continuation through the expiration date of his employment agreement in an amount equal to 100% of the base salary (at the rate in effect on his termination date) that would have been payable to him during that period, less any payments received or to which he became entitled under company-provided long-term disability insurance (which payments, for purposes of this table, are assumed to be zero).

Subject to his or his legal representative’s execution of an effective and irrevocable release, Mr. Neumann would also have received:

•

continuation of health/medical insurance benefits for him and his then-current spouse and minor children, as applicable, for a period of one year following his termination date, provided that he does not become eligible for another company’s group health/medical insurance or coverage program, in which case he and his then-current spouse and minor children, as applicable, would cease to be eligible for continuation of health/medical insurance benefits.

In addition, if (1) Mr. Johnson’s employment is terminated due to his death or disability on or after January 1, 2018, 2019, or 2020 (but, in each case, before June 29, 2020) and (2) AB Adjusted Operating Income for the prior year is both (x) 90% or more of the target set forth in the Company’s AOP for the year and (y) positive, then Mr. Johnson (or his heirs or estate) will receive an additional payment of $2 million, subject to, in the event of a termination of his employment due to disability, his or his legal representative’s execution of an effective and irrevocable release, which amounts are cumulative to the extent the underlying conditions are met. For purposes of this table, no value is attributed to this provision of Mr. Johnson’s employment agreement, as by its terms, it would not be implicated by a termination of his employment as of December 31, 2017.

Zacconi. Mr. Zacconi would have received, subject to his or his legal representative’s execution of a release:

•

in the event of his termination due to death, (x) salary continuation through the first anniversary of such termination date, in an amount equal to the sum of (i) 100% of the base salary (at the rate in effect on his termination date) that would have been payable to him during that period and (ii) the cost to us of continuing health/medical insurance and retirement benefits for his then-current spouse and minor children, as applicable, during that period or (y) if greater, any payments received or to which he became entitled under company-provided life insurance (which payments, for purposes of this table, are assumed to be zero); and

•

in the event of a termination due to his mental incapacity, (x) salary continuation through that date which is six months after such termination date, in an amount equal to the sum of (i) 100% of the base salary (at the rate in effect on his termination date) that would have been payable to him during that period and (ii) the cost to us of continuing health/medical insurance and retirement benefits for him and his then-current spouse and minor children, as applicable, during that period or (y) if greater, any payments received or to which he became entitled under company-provided long-term disability insurance (which payments, for purposes of this table, are assumed to be zero).

Mr. Zacconi does not have any specific rights in connection with a termination due to any disability other than his mental capacity. Such a termination would be treated as a termination by us without cause, discussed in footnote (4).

Any payment in respect of a bonus that any of our NEOs would have received in connection with a termination due to his death or disability is discussed in footnote (1). The effects of a termination due to death or disability on outstanding equity and, in the case of Mr. Kotick, other incentive awards, are discussed in footnote (7).

Except as otherwise indicated, the amounts reflected in the table are in addition to (or, in the case of Mr. Zacconi, in lieu of) any proceeds from company-provided insurance the executive or his estate would have received upon death or disability, as the case may be.

As an “at will” employee, Mr. Morhaime would not have received any payments in connection with a termination of his employment due to his death or disability, whether under our severance plan or otherwise.

(3)

Termination for Cause

The employment agreement of each of our named executive officers may, subject to certain advanced notice requirements, be terminated for “cause” if any of the following occur:

•

For Mr. Kotick, a determination by our Board that he: (1) engaged in an act of fraud or embezzlement in respect of us or our funds, properties or assets; (2) was convicted of, or pled guilty or nolo contendere to, a felony under the laws of the United States or any state thereof; (3) engaged in willful misconduct or gross negligence in connection with the performance of his duties that has caused or is highly likely to cause severe harm to us; (4) was intentionally dishonest in the performance of his duties under his employment agreement and such dishonesty had a material adverse effect on us; or (5) subject to his right to cure, materially

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    74

Back to Contents

breached his material obligations under his employment agreement;

•

For Mr. Durkin or Mr. Johnson, our reasonable and good-faith determination that he: (1) subject to his right to cure, engaged in gross negligence in the performance of his duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of his employment; (2) subject to his right to cure, engaged in fraud, dishonesty or any other serious misconduct that caused, or has the potential to cause, harm to us or our subsidiaries, including our business or reputation; (3) subject to his right to cure, materially violated any of our lawful directives or policies, any such directives or policies of our subsidiaries or any applicable laws, rules or regulations in connection with the performance of his duties; (4) subject to his right to cure, materially breached his employment agreement; (5) subject to his right to cure, materially breached any proprietary information or confidentiality agreement with us or our subsidiaries; (6) was convicted of, or pled guilty or no contest to, a felony or crime involving dishonesty or moral turpitude; or (7) subject to his right to cure, materially breached his fiduciary duties to us or our subsidiaries;

•

For Mr. Neumann, our reasonable and good-faith determination that he: (1) subject to his right to cure, engaged in gross negligence in the performance of his duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of his employment, that caused, or is likely to cause, appreciable harm to us or our subsidiaries; (2) subject to his right to cure, engaged in fraud or dishonesty that caused, or is likely to cause, appreciable harm to us or our subsidiaries, including our business or reputation; (3) subject to his right to cure, materially violated any of our lawful directives or policies, any such directives or policies of our subsidiaries or any applicable laws, rules or regulations in connection with the performance of his duties that caused, or is reasonably likely to cause, appreciable harm to us or our subsidiaries; (4) subject to his right to cure, materially breached his employment agreement; (5) subject to his right to cure, materially breached any proprietary information or confidentiality agreement with us or our subsidiaries; (6) was convicted of, or pled guilty or no contest to, a felony or crime involving dishonesty or moral turpitude; or (7) subject to his right to cure, breached his fiduciary duties to us or our subsidiaries; and

•

For Mr. Zacconi, that he: (1) subject to his right to cure, seriously, repeatedly or continuously breached his employment agreement with us; (2) was guilty of serious misconduct or was convicted of any crime involving dishonesty or where a custodial penalty was imposed; (3) subject to his right to cure, was guilty of fraud or dishonesty, or acted in any manner which, in our reasonable opinion, brought, or is likely to bring, him, us or any of our subsidiaries into serious disrepute or is materially adverse to our interests or the interests of any of our subsidiaries; (4) subject to his right to cure, was, in our reasonable opinion, seriously negligent or incompetent in the performance of his duties; (5) subject to his right to cure, became or was declared insolvent, committed any act of bankruptcy or convened a meeting of, or made or proposed to make any arrangement or composition with, creditors; (6) subject to his right to cure, in our reasonable belief, failed to perform his duties to a satisfactory standard; (7) subject to his right to cure, was disqualified from being a director by reason of any order made under the English Company Directors Disqualification Act 1986 or any other enactment; (8) subject to his right to cure, seriously breached any of our rules or the rules of our subsidiaries regarding our electronic communications systems; (9) subject to his right to cure, ceased to be entitled to work in the relevant jurisdiction in which he is expected to conduct his duties (currently, the United Kingdom); or (10) subject to his right to cure, was guilty of a serious breach of any of the rules, regulations, or codes of practice applicable to the dealing in our securities and with respect to our inside information.

None of our NEOs subject to an employment agreement would have received any payment other than in respect of accrued obligations in connection with his termination due to cause, with the exception of Mr. Kotick, who would also have received:

•

any earned but unpaid bonuses for prior years (of which there were none as of December 31, 2017); and

•

continuation of his supplemental life insurance benefits via our reimbursement of the premiums in respect of his existing policy through its expiration on March 15, 2022 and, from March 16, 2022 through the tenth anniversary of his employment agreement (i.e., October 1, 2026), of up to $80,000 per year of premiums in respect of his then-existing policies.

Similarly, under our severance plan, if Mr. Morhaime is terminated in connection with what would otherwise be a covered termination, if we have cause to terminate him he will not receive any benefits under the severance plan to which he would otherwise have been entitled. “Cause”, as defined under the severance plan, is our determination that he: (1) engaged in misconduct or gross negligence in the performance of his duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of his employment; (2) engaged in fraud, dishonesty or any other conduct that causes, or has the potential to cause, harm to us or our subsidiaries, including our business or reputation; (3) violated any of our lawful directives or policies or any applicable laws, rules or regulations; (4) materially breached any proprietary information or confidentiality agreement with us or our subsidiaries; (5) was convicted of, or pled guilty or no contest to, a felony or crime involving dishonesty or moral turpitude; or (6) breached his fiduciary duties to us or our subsidiaries.

The effects of a termination in connection with a termination for cause on outstanding equity and, in the case of Mr. Kotick, other incentive awards are discussed in footnote (7).

(4)

Termination Without Cause or for Good Reason

As described below, each named executive officer (with the exception of Mr. Morhaime, as our severance plan, which would govern any rights Mr. Morhaime would have upon the termination of his employment, does not provide him with “good reason” to terminate it), may terminate his employment for “good reason” upon the occurrence of any of the following without his consent:

•

For Mr. Kotick, subject to certain advance notice requirements and our right to cure: (1) a reduction in his base salary or target annual bonus; (2) a material reduction in certain benefits to which he is contractually entitled; (3) the assignment to him of any duties materially inconsistent with his position, duties, responsibilities, authority or status with us or a material adverse

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    75

Back to Contents

change in his duties, responsibilities, authorities, reporting responsibilities, titles or offices as in effect prior to such assignment or change (including, without limitation, his ceasing to have the title of chief executive officer of Activision Blizzard (or, following a change of control, our successor or ultimate parent entity)); (4) his failure to be nominated for election as a member of our Board; (5) our material breach or failure to perform, when due, any of our obligations under his employment agreement; (6) any purported termination of his employment in contravention of the notice provision of his employment agreement; (7) a good faith determination by him that he is not able to discharge his duties effectively by reason of directives from our Board requiring him to perform duties not directly related to our operations; or (8) any purported termination of his employment in violation of our Bylaws;

•

For Mr. Neumann, subject to certain advance notice requirements and our right to cure: (1) a relocation of his principal place of business to a location more than 35 miles from our current headquarters that materially and adversely affects his commute or (2) his being assigned to serve in a position that results in a material diminution of his responsibilities, duties or title;

•

For Mr. Durkin or Johnson, subject to certain advance notice requirements and our right to cure: a relocation of his principal place of business to a location more than 50 miles from our current headquarters that materially and adversely affects his commute; and

•

For Mr. Zacconi, subject to certain notice requirements and our right to cure: (1) a relocation which lasts longer than four consecutive weeks in any 12-month period of his principal place of business to a location outside of the “London Transport Zone One”; (2) our unilateral and material reduction of his total compensation below a specified minimum; (3) our material breach of his employment agreement; (4) a material reduction in either the scope of his role or authority or the level or status attached to his role; (5) a reduction in his total compensation following a change of control.

Upon a termination of his employment by us without cause or for good reason on December 31, 2017 (including, for Mr. Kotick, such a termination during the 12-month period following a change of control), each of our NEOs, with the exception of Mr. Morhaime, would have received, in addition to any accrued obligations, severance, as described below.

Kotick. Mr. Kotick:

•

subject to his execution of an effective and irrevocable release, an amount equal to 200% of the sum of his base salary in effect on his termination date and his target annual bonus for 2016 (i.e., $4,727,210) (unless such termination had been during the 12-month period following a change of control, in which case the amount would have been equal to 300% of that sum), which amount would have been paid to him in equal installments over the 12-month period following his termination date;

•

subject to his execution of an effective and irrevocable release, continuation of health/medical insurance benefits for him and his then-current spouse and minor children for a period of two years following his termination date; and

•

continuation of his supplemental life insurance benefits via our reimbursement of the premiums in respect of his existing policy through its expiration on March 15, 2022 and, from March 16, 2022 through the tenth anniversary of his employment agreement (i.e., October 1, 2026), of up to $80,000 per year of premiums in respect of his then-existing policies.

Neumann, Durkin, and Johnson. Messrs. Neumann, Durkin, and Johnson:

•

subject to his or his legal representative’s execution of an effective and irrevocable release, salary continuation through the expiration date of his employment agreement in an amount equal to 100% of the base salary (at the rate in effect on his termination date) that would have been payable to him during that period.

Subject to his or his legal representative’s execution of an effective and irrevocable release, Mr. Neumann would also have received:

•

continuation of health/medical insurance benefits for him and his then-current spouse and minor children for a period of one year following his termination date, provided that he does not become eligible for another company’s group health/medical insurance or coverage program, in which case he and his then-current spouse and minor children, as applicable, would cease to be eligible for continuation of health/medical insurance benefits.

In addition, if (1) Mr. Johnson’s employment is terminated by us without cause or by Mr. Johnson for good reason on or after January 1, 2018, 2019 or 2020 (but, in each case, before June 29, 2020) and (2) AB Adjusted Operating Income for the prior year is both (x) 90% or more of the target set forth in the Company’s AOP for the year and (y) positive, then Mr. Johnson will receive an additional payment of $2 million in respect of that year, subject to his execution of an effective and irrevocable release, which amounts are cumulative to the extent the underlying conditions are met. For purposes of this table, no value is attributed to this provision of Mr. Johnson’s employment agreement, as by its terms, it would not be implicated by a termination of his employment as of December 31, 2017.

Zacconi. Mr. Zacconi:

•

in the event of a termination by us without cause, subject to his or his legal representative’s execution of a release, salary continuation through the fourth anniversary of the effective date of his employment agreement (i.e., 12 months after the end of his fixed term, or February 23, 2020) (whether or not such termination had been during a change of control period) in an amount equal to the sum of (i) 100% of the base salary (at the rate in effect on his termination date) that would have been payable to him during that period and (ii) the cost to us of continuing health/medical insurance and retirement benefits for him and his then-current spouse and minor children, as applicable, during that period; and

•

in the event of a termination by him for good reason, subject to his or his legal representative’s execution of a release, salary continuation through the first anniversary of such termination date (unless such termination had been during a change of control period, in which case it would have continued until fourth anniversary of the effective date of his employment agreement) in an amount equal to the sum of (i) 100% of the base salary (at the rate in effect on his termination date) that would have been payable to him during that period and (ii) the cost to us of continuing health/medical insurance and retirement benefits for him and his then-current spouse and minor children, as applicable, during that period.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    76

Back to Contents

The salary continuation payment in the table represents the amount Mr. Zacconi would have received had he been terminated without cause. Had he terminated his employment for good reason (other than during a change of control period), the salary and benefit continuation would have been $544,305 (and, as such, the total amount he would have received would have been $5,7265,994).

Mr. Morhaime would not have received any payments other than in respect of accrued obligations in connection with any termination by us without cause other than a covered termination within the meaning of our severance plan. The severance plan does not provide participants with “good reason” to terminate. If Mr. Morhaime’s termination without cause was a covered termination within the meaning of our severance plan, subject to his execution of an effective and irrevocable release, he would receive:

•

salary continuation through the 52nd week following such termination date in an amount equal to 100% of the base salary (at the rate in effect on his termination date) that would have been payable to him during that period; and

•

continuation of health/medical insurance benefits for him and his then-current spouse and minor children through the 26th week following such termination date (subject to his payment of the premiums he would have paid for such benefits had remained our employee).

For purposes of this table, it has been assumed that Mr. Morhaime’s termination was a covered termination. Had the termination not been a covered termination, Mr. Morhaime would not have received any payments other than in respect of accrued obligations in connection with the termination of his employment, without cause, for good reason or otherwise, on December 31, 2017.

Pursuant to the terms of each of Messrs. Durkin’s, Neumann’s, and Johnson’s employment agreements, all payments and benefits to which he is otherwise entitled upon a termination by us without cause or by him for good reason, with the exception of the accrued obligations, would cease if he breaches the post-termination provisions of his employment agreement. Similarly, pursuant to our severance plan, if Mr. Morhaime breaches the post-termination provisions of his employment agreement, all payments and benefits for which he is eligible under the severance plan cease and he may be required to reimburse for all such payments and benefits previously paid to him thereunder. Please see “—Employment Agreements” above for a description of those obligations.

In addition, pursuant to the terms of each of Messrs. Durkin’s, Neumann’s, Johnson’s, and Zacconi’s employment agreements, if he obtains any subsequent employment, any severance payable to him in the form of salary continuation would be offset by the amount of his salary from his then-current employer (which payments, for the purposes of this table, are assumed to be zero). Similarly, pursuant to our severance plan, if Mr. Morhaime obtains any subsequent employment, all payments and benefits for which he is eligible under the severance plan cease.

Any payment in respect of a bonus that any of our named executive officers would have received in connection with a termination by us without cause or by that NEO for good reason is discussed in footnote (1). The effects of a termination of the employment of one of our NEOs by us without cause or by that NEO for good reason on outstanding equity awards and, in the case of Mr. Kotick other incentive awards, are discussed in footnote (7).

(5)

Change of Control

None of Messrs. Neumann’s, Durkin’s, or Johnson’s employment agreement contemplates the impact of a “change of control” on his employment. Nor does our severance plan, which would govern any rights Mr. Morhaime would have upon the termination of his employment.

Kotick. For Mr. Kotick, in the event of a change of control:

(a) As noted in footnotes (1) and (4), upon a termination by us without cause or by Mr. Kotick for good reason during the 12-month period following the effective date of that change of control, he would have received, in addition to any accrued obligations, the following:

•

subject to his execution of an effective and irrevocable release, a lump-sum payment equal to the annual bonus earned for the year in which the termination occurred, multiplied by a fraction, the numerator of which is the number of days worked during the year in which the termination occurred and the denominator of which is 365;

•

subject to his execution of an effective and irrevocable release, an amount equal to 300% of the sum of his base salary in effect on his termination date and his target annual bonus for 2016 (i.e., $4,727,210), which amount would have been paid to him in equal installments over the 12-month period following his termination date;

•

subject to his execution of an effective and irrevocable release, continuation of health/medical insurance benefits for him and his then-current spouse and minor children, as applicable, for a period of two years following his termination date; and

•

continuation of his supplemental life insurance benefits via our reimbursement of the premiums in respect of his existing policy through its expiration on March 15, 2022 and, from March 16, 2022 through the tenth anniversary of his employment agreement (i.e., October 1, 2026), of up to $80,000 per year of premiums in respect of his then-existing policies.

(b) As discussed in footnote (7), upon a termination by us without cause or by Mr. Kotick for good reason during the 12-month period following the effective date of that change of control, his unvested restricted share units (all of which have vesting tied to performance) would have immediately vested based upon, for each tranche, the greater of target and actual performance, as determined by the Compensation Committee immediately prior to the change of control, based upon the committee’s assessment of the projected performance through the end of the applicable period. The amounts shown represent the value of the restricted share units that would have vested upon Mr. Kotick’s termination, measured as the Nasdaq Official Closing Price of $63.32 per share of our Common Stock on December 29, 2017, the last trading day of 2017, assuming target performance for each tranche.

In addition, if there had been a change of control on December 31, 2017 (whether or not he was subsequently terminated), if the Nasdaq Official Closing Price of our Common Stock on the date of the change of control was greater than the exercise price of any of his vested stock options, Mr. Kotick would have had the right to forfeit those stock options in exchange for a cash payment equal in value to the number of shares of our Common Stock underlying those stock options multiplied by the amount that the Nasdaq Official Closing

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    77

Back to Contents

Price exceeded the exercise price of the stock options. For purposes of this table, no value is attributed to this provision of his employment agreement, as Mr. Kotick could have obtained the same value by exercising those stock options and selling the shares purchased upon exercise in the open market.

Other than as described in this footnote (5), Mr. Kotick’s termination following a change of control, whether or not in the 12-month period thereafter, would have no impact on his outstanding equity awards.

Upon a termination by us without cause or by Mr. Kotick for good reason during the 12-month period following the effective date of that change of control, as discussed in footnote (7), both of his long-term performance grants would have immediately vested based upon, for each tranche, the greater of target and actual performance, as determined by the Compensation Committee, in its discretion, immediately prior to the change of control, based upon the committee’s assessment of the projected performance through the end of the applicable period. For purposes of this table, no value is attributable to either grant, because of the discretion given to the Compensation Committee in the Kotick Employment Agreement with respect to the value of these awards and the targets relating thereto. Please see “—Employment Agreements—Robert Kotick” above.

(c) For purposes of Mr. Kotick’s employment agreement, a “change of control” is defined to include: (a) the acquisition of 25% or more of our outstanding voting stock; (b) the failure of the directors who constituted our Board as of the effective date of his employment agreement (i.e., October 1, 2016) (or replacements who are approved by a majority of such directors) to constitute a majority of our Board, other than as a result of (x) voluntary resignations or removals for good cause or (y) appointments as a result of an actual or threatened proxy contest; or (c) a consolidation, merger or sale of all or substantially all of our assets in which our stockholders immediately prior to such transaction do not retain in excess of 65% of the combined voting power of the corporation or other person or entity resulting from that transaction in substantially the same proportion as their ownership of the voting securities of Activision Blizzard immediately before the transaction.

Zacconi. For Mr. Zacconi, in the event of a change of control:

(a) As noted in footnote (4), upon a termination by us without cause or by him with good reason during a change of control period, he would have received, subject to his or his legal representative’s execution of a release and in addition to any accrued obligations, salary continuation through the fourth anniversary of the effective date of his employment agreement (i.e., February 23, 2020), in an amount equal to the sum of (i) 100% of the base salary (at the rate in effect on his termination date) that would have been payable to him during that period and (ii) the cost we would have incurred providing him health/medical insurance and retirement benefits during that period.

(b) As noted in footnote (7), in the event of a termination of his employment by us without cause during the change of control period:

•

his unvested stock options would have vested (as if the relevant performance conditions were met, but not exceeded) and would generally have remained exercisable for three months; and

•

his unvested restricted share units would have vested.

(c) For purposes of Mr. Zacconi’s employment agreement:

•

a “change of control” is defined to mean: our and our affiliates ceasing to control King, where “control” means the power of a person, whether directly or indirectly, to secure that the affairs of King are conducted in accordance with the wishes of that person, whether (i) by means of holding of shares, or the possession of voting power, in or in relation to King or (ii) as a result of any powers conferred by the articles of association or any other document regulating King; and

•

the “change of control period” is a period that begins on the date that falls three months prior to the execution and exchange of the agreement in relation to the transaction giving rise to a change of control and ends on the date that is 18 months after the completion of such transaction.

(6)

Continuation of Insurance Benefits

The amounts shown represent the estimated cost to us for continuation of health/medical insurance benefits and, if applicable, life insurance benefits for the required period, based on the cost to us of providing those benefits as of December 31, 2017. Please see footnotes (2), (3), (4), and (5) for a description of the termination scenarios for which these amounts are relevant. In place of the continuation of benefits, Mr. Zacconi’s employment agreement provides for an additional cash severance payment equal to the cost we would have incurred from continuing to provide health/medical insurance and retirement benefits. As such, these payments are included in the table above in the “salary continuation and benefits-based severance” row.

(7)

Treatment of Equity and Other Incentive Awards

The amounts shown represent the value of any restricted share units that would have vested upon termination, measured as the Nasdaq Official Closing Price of $63.32 per share of our Common Stock on December 29, 2017.

The outstanding equity awards that would have continued to vest in accordance with their vesting schedules do not have any additional value attributed to them in this table over the value based on the $63.32 stock price on December 29, 2017 because the market price of our Common Stock at the time of vesting cannot be determined.

Similarly, because of the discretion given to the Compensation Committee in the Kotick Employment Agreement with respect to the value of these awards and the targets relating thereto, no value is attributed to the continued vesting of Mr. Kotick’s long-term performance grants. Please see “—Employment Agreements—Robert Kotick” above for further information about these long-term performance grants.

The effects of termination as of December 31, 2017 on the outstanding equity and other incentive awards held by each named executive officer on that date and information with respect to the outstanding awards held by him (assuming target performance, in the case of all performance-based awards) are as described below.

Kotick. For Mr. Kotick, on the date of termination:

•

in the event of a termination of his employment due to his death or disability, subject to, in the event of termination due to disability, his execution of an effective and irrevocable release:

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    78

Back to Contents

–

his stock options (all of which were vested) would have remained exercisable until their original expiration date; and

–

his unvested restricted share units (all of which have vesting tied to performance) would have remained outstanding and would have vested based on the actual attainment of the underlying performance targets, as if his employment had not been terminated;

•

in the event of a termination of his employment by us without cause or by Mr. Kotick for good reason, subject to his execution of an effective and irrevocable release:

–

his stock options (all of which were vested) would have remained exercisable until their original expiration date; and

–

his unvested restricted share units (all of which have vesting tied to performance) would have remained outstanding and would have vested based on the actual attainment of the underlying performance targets, as if his employment had not been terminated (unless, as described in footnote (5), such termination had been during the 12-month period following a change of control, in which case they would have immediately vested based upon, for each tranche, the greater of target and actual performance);

•

in the event of a termination by us for cause:

–

his stock options would have been canceled; and

–

his unvested restricted share units would have been canceled; and

•

in the event of a termination for any other reason:

–

his stock options (all of which were vested) would have generally remained exercisable for 90 days; and

–

his unvested restricted share units would have been canceled.

For the effects of a change of control and any subsequent termination on Mr. Kotick’s outstanding equity and other incentive awards, see footnote (5).

As of December 31, 2017, the following equity awards made to Mr. Kotick were outstanding: (1) unvested options to purchase 190,712 shares of our Common Stock; and (2) 853,287 unvested restricted share units (all of which have vesting tied to performance). Please see “—Outstanding Equity Awards at December 31, 2017” above for further details about these awards. For more information on the equity awards and long-term incentive grants to be made to Mr. Kotick in the future, see “—Employment Agreements—Robert Kotick” above.

Durkin. For Mr. Durkin:

•

in the event of a termination of his employment due to his death or disability, subject to, in the event of termination due to disability, his execution of an effective and irrevocable release:

–

his stock options would have ceased to vest and, to the extent vested, would have generally remained exercisable for one year; and

–

his unvested restricted share units would have been canceled;

•

in the event of a termination by us for cause, on the date of termination:

–

his stock options, whether or not vested, would have been canceled; and

–

his unvested restricted share units would have been canceled; and

•

in the event of a termination for any other reason, on the date of termination:

–

his stock options would have ceased to vest and, to the extent vested, would have generally remained exercisable for 90 days or less; and

–

his unvested restricted share units would have been canceled.

As of December 31, 2017, the following equity awards made to Mr. Durkin were outstanding: (1) vested options to purchase 100,000 shares of our Common Stock; (2) unvested options to purchase 37,720 shares of our Common Stock; and (3) 53,007 unvested restricted share units (all of which have vesting tied to performance). Please see “—Outstanding Equity Awards at December 31, 2017” above for further details about these awards.

Neumann. For Mr. Neumann:

•

in the event of a termination of his employment due to his death or disability, subject to, in the event of termination due to disability, his execution of an effective and irrevocable release:

–

his stock options would have ceased to vest and, to the extent vested, would have generally remained exercisable for one year; and

–

his unvested restricted share units would have been canceled;

•

in the event of a termination by us for cause, on the date of termination:

–

his stock options, whether or not vested, would have been canceled; and

–

his unvested restricted share units would have been canceled; and

•

in the event of a termination for any other reason, on the date of termination:

–

his stock options would have ceased to vest and, to the extent vested, would have generally remained exercisable for 90 days; and

–

his unvested restricted share units would have been canceled.

As of December 31, 2017, the following equity awards made to Mr. Neumann were outstanding: (1) unvested options to purchase 118,409 shares of our Common Stock; and (2) 202,172 unvested restricted share units (all of which have vesting tied to performance). Please see “—Outstanding Equity Awards at December 31, 2017” above for further details about these awards.

Johnson. For Mr. Johnson:

•

in the event of a termination of his employment due to his death or disability, subject to, in the event of termination due to disability, his execution of an effective and irrevocable release:

–

his stock options would have ceased to vest and, to the extent vested, would have generally remained exercisable for one year; and

–

his unvested restricted share units would have been canceled;

•

in the event of a termination by us for cause, on the date of termination:

–

his stock options, whether or not vested, would have been canceled; and

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    79

Back to Contents

–

his unvested restricted share units would have been canceled; and

•

in the event of a termination for any other reason, on the date of termination:

–

his stock options would have ceased to vest and, to the extent vested, would have generally remained exercisable for 90 days; and

–

his unvested restricted share units would have been canceled.

As of December 31, 2017, the following equity awards made to Mr. Johnson were outstanding: (1) unvested options to purchase 237,515 shares of our Common Stock; and (2) 143,977 unvested restricted share units (all of which have vesting tied to performance). Please see “—Outstanding Equity Awards at December 31, 2017” above for further details about these awards.

In addition, if Mr. Johnson’s employment is terminated due to death, disability, by us without cause or by Mr. Johnson for good reason between January 1, 2018 and June 28, 2018 (i.e., before the vesting date of the restricted share units granted to him on August 7, 2017) and the performance objective under any tranche of that grant has been achieved, Mr. Johnson (or his heirs or estate) will receive a payment equal to the product of (x) the number of shares he would have received upon vesting of the award had it not been canceled upon his termination and (y) the Nasdaq Official Closing Price per share of our Common Stock on August 7, 2017 (i.e., $62.51), in consideration of the termination of the restricted share units prior to their vesting, subject to his execution of an effective and irrevocable release (other than in the event of a termination of his employment due to death). Please see “—Outstanding Equity Awards at December 31, 2017” above for further details about this award.

Morhaime. For Mr. Morhaime:

•

in the event of a termination due to his death or disability, on the date of termination:

–

his stock options would have ceased to vest and, to the extent vested, would have generally remained exercisable for one year; and

–

his unvested restricted share units would have been canceled;

•

in the event of a termination by us for cause, on the date of termination:

–

his stock options, whether or not vested, would have been canceled; and

–

his unvested restricted share units would have been canceled; and

•

in the event of a termination for any other reason, on the date of termination:

–

his stock options would have ceased to vest and, to the extent vested, would have generally remained exercisable for 90 days or less; and

–

his unvested restricted share units would have been canceled.

As of December 31, 2017, the following equity awards made to Mr. Morhaime were outstanding: (1) vested options to purchase 200,000 shares of our Common Stock; (2) unvested options to purchase 441,952 shares of our Common Stock; and (3) 203,115 unvested restricted share units (133,116 of which have vesting tied to performance). Please see “—Outstanding Equity Awards at December 31, 2017” above for further details about these awards.

Zacconi. For Mr. Zacconi:

•

in the event of a termination of his employment due to his death or disability (including due to his mental incapacity), subject to his or his legal representative’s execution of a release:

–

his unvested stock options would have vested (as if the relevant performance conditions were met, but not exceeded) and would generally have remained exercisable for one year; and

–

his unvested restricted share units would have vested;

•

in the event of a termination of his employment by us without cause or by Mr. Zacconi for good reason (whether or not during a change of control period), subject to his or his legal representative’s execution of a release:

–

his unvested stock options would have vested (as if the relevant performance conditions were met, but not exceeded) and would generally have remained exercisable for three months; and

–

his unvested restricted share units would have vested;

•

in the event of a termination for cause, on the date of termination:

–

his stock options, whether or not vested, would have been canceled; and

–

his unvested restricted share units would have been canceled; and

•

in the event of a termination for any other reason, on the date of termination:

–

his stock options would have ceased to vest and, to the extent vested, would have generally remained exercisable for three months; and

–

his unvested restricted share units would have been canceled.

For the effects of a change of control and any subsequent termination on Mr. Zacconi’s outstanding equity awards, see footnote (5).

As of December 31, 2017, the following equity awards made to Mr. Zacconi were outstanding: (1) unvested options to purchase 832,877 shares of our Common Stock (752,709 of which have vesting tied to performance); and (2) 35,194 unvested restricted share units. Please see “—Outstanding Equity Awards at December 31, 2017” above for further details about these awards.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    80

Back to Contents

CEO Pay Ratio

In August 2015, the SEC adopted a rule requiring annual disclosure, beginning this year, of a reasonable estimate of the ratio of a company’s median employee’s annual total compensation to the annual total compensation of the company’s principal executive officer.

Our principal executive officer is our Chief Executive Officer, Mr. Kotick. The form and amount of our Chief Executive Officer's proxy-reported compensation for 2017 is consistent with the terms of his employment agreement and reflects, among other things, our Compensation Committee's assessment of his performance for the year.

To identify our median employee for purposes of this rule, we first defined a pool of all individuals employed by us (other than our Chief Executive Officer) on a chosen date—November 15, 2017. We then determined which of those individuals would be considered “employees” for this purpose by applying the definitions provided under applicable local tax laws. We included all such employees, whether employed on a full-time, part-time, or seasonal basis.

In considering our work force outside of the United States, and as permitted by the rule’s de minimis exemption, we excluded from this pool employees located in certain non-U.S. jurisdictions for ease and reliability of data gathering. Specifically, we excluded all employees located in Finland (2 employees), Mexico (5 employees), Hong Kong (5 employees), Japan (5 employees), Brazil (6 employees), Singapore (6 employees), Malta (7 employees), Italy (21 employees), Australia (43 employees), Romania (46 employees), Netherlands (89 employees), Taiwan (130 employees), and Germany (148 employees) from the pool of employees used to identify our median employee. The aggregate number of employees we excluded, 513, equals approximately 4.91% of our global employee population. Excluding these employees resulted in the reduction of our employee pool from 10,494 employees to 9,941 employees.

Finally, to identify the median employee from that pool, we then compared their base salaries, as we believe base salary is a consistently applied compensation measure that is a consistent and reasonable approach to determining compensation across our diverse employee populations. To do so, we used the annual base salaries of salaried employees and hourly wages of hourly employees, assuming a standard workweek. Wages and salaries were annualized for permanent employees that were not employed for the full year of 2017. For part-time employees, annualization was based on hours worked, without any full-time equivalent adjustment. The wages and salaries of fixed-term employees were not annualized. We applied the U.S. dollar exchange rates used in our 2017 annual operating plan to any element of base salary paid in non-U.S. currency.

After identifying the median employee as described above, we calculated annual total compensation for that employee using the same methodology we use for our named executive officers as set forth in the ‟Summary Compensation Table” above.

Using this methodology, for 2017, the annual total compensation of our median employee, who was not granted an equity award during 2017, was $93,660. The annual total compensation of our Chief Executive Officer for 2017 was $28,698,375. Based on the foregoing, our estimate of the CEO-to-median employee pay ratio is 306:1.

Due to the wide variety of job functions within our company, across numerous global jurisdictions, the compensation paid to our employees differs greatly between departments, experience levels, and locations. We believe that our employees are fairly compensated and appropriately incentivized.

Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    81

Back to Contents

PROPOSAL 2

ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION

General

Our stockholders are being provided the opportunity to cast a non-binding, advisory vote (commonly known as “say-on-pay”) on the compensation of the executive officers named in the “Summary Compensation Table” above (i.e., the named executive officers). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the executive compensation policies and practices described in this proxy statement, through consideration of the following non-binding advisory resolution:

“Resolved, that the stockholders advise that they approve the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and the compensation tables and related narrative discussion.”

Please see “Executive Compensation” above for the “Compensation Discussion and Analysis” and the accompanying compensation tables and related narrative discussion relating to compensation paid to our named executive officers, including detail about how our executive compensation policies and practices operate and are designed to achieve our compensation objectives.

Our Compensation Committee and Board believe that the compensation policies and practices articulated in the “Compensation Discussion and Analysis” are effective in enabling us to achieve our financial, operational, and strategic goals and that the compensation paid to our named executive officers has allowed, and will continue to allow, us to attract, retain, and motivate the key executive talent responsible for our recent and long-term success.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of proposal 2. While our Board and its Compensation Committee believe that the views of the Company’s stockholders are of utmost importance and will carefully consider the outcome of the vote expressed by our stockholders when making future executive compensation decisions, the vote will not be binding upon them. Our Board ultimately has a duty to act in what it believes to be the best interests of the Company and all of its stockholders.

Your Board unanimously recommends that you vote FOR the approval of the Company’s executive compensation, as disclosed in this proxy statement.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    82

Back to Contents

DIRECTOR COMPENSATION

General

Directors of Activision Blizzard who are not employed by us or any of our subsidiaries (the “non-affiliated directors”) receive a mix of compensation, which includes an annual cash retainer, specific cash fees for services rendered and equity awards. Affiliated directors do not receive any compensation for their service on our Board in addition to what they receive in connection with their employment. All of our directors are reimbursed by us for expenses incurred in connection with their service on our Board. We also reimburse our directors’ spouses for travel, lodging, and related expenses they incur in attending business-related meetings or events at our request, though such occurrences are uncommon. Pursuant to our director compensation program and the Company’s Corporate Governance Principles and Policies, our Board may provide our directors with other benefits, though no such benefits have been provided recently. For example, on rare occasions, if a director’s spouse accompanies him or her on a business trip other than at our request, we may provide that person with travel and lodging at our expense when the incremental cost to us for doing so is negligible.

The Compensation Committee annually reviews the compensation plans and policies applicable to all directors and makes recommendations to our Board regarding those plans and policies as needed. Our executive officers may assist the Compensation Committee in obtaining benchmarking and other information relevant to determining director compensation, but our management has no role in recommending or determining the amount or form of director compensation. From time to time, the Compensation Committee engages an independent compensation consultant to assist it in this review.

The director compensation program was most recently amended in November 2016 to provide for an annual retainer of $150,000 for service as the chairperson of our Board. This change was adopted in connection with Mr. Kelly ceasing to serve as an employee of the Company at that time while continuing to serve as the non-executive Chairman of our Board.

Cash Compensation

The following table sets forth a summary of the cash elements of our director compensation program that has been in effect since November 22, 2016. Directors do not receive any additional payments for attending Board or committee meetings.

Annual Retainer	$90,000
Add’l. for Serving as Chairperson of the Board of Directors	$150,000
Add’l. for Serving as Chairperson of the Audit Committee	$40,000
Add’l. for Serving as Chairperson of the Compensation Committee	$40,000
Add’l. for Serving as Chairperson of the Nominating and Corporate Governance Committee	$30,000
Add’l. for Serving as an Audit Committee Member (other than as the Chairperson)	$11,000
Add’l. for Serving as a Compensation Committee or Nominating and Corporate Governance Committee Member (other than as the Chairperson)	$5,500
Per Day for Special Assignments	$5,500

Equity Compensation

Our Board believes that directors more effectively represent our stockholders, whose interests our Board is charged with protecting, if they are stockholders themselves. Each non-affiliated director is entitled, upon his or her election or appointment to our Board and upon each subsequent re-election to our Board, to receive restricted share units representing the right to receive shares of our Common Stock. The grant date value of those restricted share units is $250,000, provided that, in the event of an election or appointment at any time other than at a Board meeting immediately following an annual meeting of our stockholders, the grant of restricted share units will be pro-rated based on the amount of time from the date of such election or appointment until the then-expected date of the Company’s next annual meeting of stockholders. The actual number of shares underlying the restricted share units is determined by dividing the grant date fair value of the award by the Nasdaq Official Closing Price of our Common Stock on the date of grant. The award of restricted share units is approved by our Board promptly following a non-affiliated director’s election, appointment or re-election to the Board and is made three business days following the date of the Board’s approval of such grant. Each award vests in

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    83

Back to Contents

four equal installments (on a quarterly basis for the year following the date of grant), subject to continued service on our Board.

In addition to the award he received upon his re-election in 2017, in consideration of his significant leadership role as an independent director on numerous key projects and tasks during 2016 and 2017, in June 2017, Mr. Morgado was awarded an additional grant of restricted share units with a grant date fair value of approximately $500,000.

Stock Ownership Guidelines

Pursuant to our director compensation program and our Corporate Governance Principles and Policies, each non-affiliated director is required, within four years following his or her initial election to our Board, to beneficially own shares of our Common Stock (including any restricted shares of Common Stock or restricted share units payable in shares of our Common Stock) having an aggregate value at least equal to five times the amount of the annual cash retainer we then pay that director for regular service on our Board. Currently, this equates to beneficially owning shares of our Common Stock with a value of $450,000. The value of shares owned by each non-affiliated director is calculated as of January 2nd of each applicable year (or if that date is not a trading date, the next trading date) based on the higher of: (a) the Nasdaq Official Closing Price of our Common Stock on that day; and (b) the Nasdaq Official Closing Price of our Common Stock on the date of grant (or if that date is not a trading date, the next trading date), for any shares awarded to the director by us, and the actual cost to the director for any other shares (including shares acquired upon exercise of a stock option). Non-affiliated directors are subject to these guidelines for as long as they continue to serve on our Board. As of January 2, 2018, all non-affiliated directors who, as of that date, had been a member of our Board for four or more years were in compliance with these guidelines.

Indemnification

We maintain a directors and officers insurance policy that insures all of our directors from claims arising out of an alleged wrongful act by them in their capacity as directors of Activision Blizzard. Further, our Certificate of Incorporation and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

In addition, we enter into indemnification agreements with certain of our non-affiliated directors that require us, among other things, to indemnify those directors against certain liabilities that may arise by reason of their status or service as directors, provided that they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, our best interests (and, with respect to any criminal action, suit or proceeding, that they had no reasonable cause to believe that their conduct was unlawful). The indemnification agreements also require us to advance expenses incurred by our non-affiliated directors as a result of any proceeding against them as to which they could be indemnified.

Compensation for 2017

The following table sets forth a summary of certain information regarding the compensation of our directors for 2017, other than Mr. Kotick, as the compensation he received as an employee of the Company is included in the “Summary Compensation Table” above, and he does not receive any additional compensation for his Board service.

Name	Fees Earned or Paid in Cash ($)		Stock Awards (1)(2)(3) ($)		Option Awards (1)(2)(3) ($)	All Other Compensation ($)	Total ($)
Robert Corti	130,000		249,667		—	—	379,667
Hendrik Hartong III	101,000		249,667		—	—	350,667
Brian Kelly	240,000		249,667		—	—	489,677
Barry Meyer	95,500		249,667		—	—	345,167
Robert Morgado	171,000	(4)	749,001	(4)	—	—	920,001
Peter Nolan	95,500		249,667		—	—	345,167
Casey Wasserman	95,500		249,667		—	—	345,167
Elaine Wynn	95,500		249,667		—	—	345,167

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    84

Back to Contents

(1)

The amounts in the Stock Awards and Option Awards columns represent the aggregate grant date fair value of stock awards and stock option awards made in 2017 to each person who served on our Board during the year who is not an NEO (in each case, computed in accordance with ASC Topic 718). As such, the amount shown represents the full aggregate grant date fair value, rather than the portion being expensed for financial statement reporting purposes in 2017. Assumptions and key variables used in the calculation of these grant date fair values are discussed in footnote 14 to our audited financial statements included in our 2017 10-K.

(2)

The following table sets forth the number of shares underlying stock awards (which consist of restricted share units) and stock option awards made in 2017 to each person who served on our Board during 2017 who is not an NEO. The table also sets forth the grant date fair value of those stock awards and stock option awards, as applicable (in each case, computed in accordance with ASC Topic 718). Assumptions and key variables used in the calculation of these grant date fair values are discussed in footnote 14 to our audited financial statements included in our 2017 10-K.

Name	Number of Shares Underlying Stock Awards Granted in 2017 (#)		Grant Date Fair Value of Stock Awards Granted in 2017 ($)		Number of Shares Underlying Options Granted in 2017 (#)	Grant Date Fair Value of Options Granted in 2017 ($)
Robert Corti	4,178		249,667		—	—
Hendrik Hartong III	4,178		249,667		—	—
Brian Kelly	4,178		249,667		—	—
Barry Meyer	4,178		249,667		—	—
Robert Morgado	12,534	(a)	749,001	(a)	—	—
Peter Nolan	4,178		249,667		—	—
Casey Wasserman	4,178		249,667		—	—
Elaine Wynn	4,178		249,667		—	—
(a)

In addition to the award he received upon his re-election in 2017, in consideration of his significant leadership role as an independent director on numerous key projects and tasks during 2016 and 2017, in June 2017, Mr. Morgado was awarded an additional grant of restricted share units with a grant date fair value of approximately $500,000.

(3)

The following table presents, as of December 31, 2017, the number of shares underlying outstanding stock options and stock awards (which consist of restricted share units) held by each director who served in 2017 and who is not an NEO:

Name	Number of Shares Underlying Options as of December 31, 2017 (#)	Number of Shares Underlying Unvested Stock Awards as of December 31, 2017 (#)
Robert Corti	88,000	2,088
Hendrik Hartong III	—	2,088
Brian Kelly	80,676	2,088
Barry Meyer	—	2,088	(a)
Robert Morgado	128,000	6,266
Peter Nolan	—	2,088
Casey Wasserman	—	2,088	(b)
Elaine Wynn	—	2,088
(a)

These restricted share units are held in trust—one-half in the Barry Meyer Separate Property Trust and one-half in the Barry and Wendy Meyer Trust.

(b)

These restricted share units are held in the Casey Wasserman Living Trust.

(4)

In addition to the award he received upon his re-election in 2017, in consideration of his significant leadership role as an independent director on numerous key projects and tasks during 2016 and 2017, in June 2017, Mr. Morgado was awarded an additional grant of restricted share units with a grant date fair value of approximately $500,000.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    85

Back to Contents

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures Regarding Transactions with Related Parties

Related Person Transactions Policy

We have a Related Person Transactions Policy pursuant to which the Audit Committee evaluates transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which: (1) we were, are or will be a participant, whether directly or indirectly; (2) the amount involved exceeds $120,000; and (3) a related person had, has or will have a direct or indirect interest. For the purposes of the policy, a “related person” is (a) any person who is, or was at any time since the beginning of our last fiscal year, a director, a person nominated for election to our Board or one of our executive officers, (b) any person who beneficially owns more than 5% of our Common Stock, or (c) any person who is, or was at any time since the beginning of our last fiscal year, an immediate family member of any person covered by (a) or (b).

Our Related Person Transactions Policy is generally designed to capture any transaction for which disclosure by the Company would be required pursuant to Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Under our Related Person Transactions Policy, our Chief Legal Officer is generally responsible for making an initial determination as to whether something is a related party transaction within the meaning of the policy and notifying the Audit Committee if he or she concludes that it is. The Audit Committee evaluates each related person transaction taking into consideration the following factors:

•

the purpose of the transaction and what benefit it provides to the Company;

•

the terms of the transaction and whether they are arm’s-length;

•

the direct or indirect nature of the related person’s interest in the transaction;

•

the availability of comparable goods or services from non-related persons;

•

whether the transaction was initiated by the Company or the related person;

•

whether the transaction was undertaken in the ordinary course of our business;

•

the expected term of the transaction and the approximate dollar value involved in the transaction, particularly as it relates to the related person;

•

the related person’s interest in the transaction;

•

the potential for reputational harm;

•

applicable law and listing standards;

•

our Certificate of Incorporation and our Bylaws; and

•

any other facts and circumstances the Audit Committee believes to be relevant.

The Audit Committee may approve or ratify the related party transaction if it determines that the transaction is in the best interests of the Company and consistent with law and our Certificate of Incorporation and our Bylaws. If the Audit Committee does not approve or ratify the transaction, it may be voided, terminated or amended by us, if so directed by the Audit Committee.

Code of Conduct and Conflicts of Interest

Our Code of Conduct addresses the handling of actual and potential conflicts of interest between our interests and the interests of our employees, including our executive officers, and our directors, which may include related party transactions. In accordance with our Code of Conduct, such actual or potential conflicts of interest must be disclosed to the Company. Once disclosed, our legal department, working with relevant parties, will evaluate the conflict and determine how to manage or resolve it.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    86

Back to Contents

Relationships and Transactions

Business Use of Aircraft Indirectly Owned by Our Chief Executive Officer

Mr. Kotick indirectly owns aircraft that are operated by an FAA-certified charter indirectly owned and managed by him. From time to time, Mr. Kotick and other executives and directors of the Company use these aircraft for travel in connection with our business. We pay for such use an amount that is not greater than 80% of the charter operator’s regular hourly flight charges plus 100% of the actual, third-party costs incurred by the charter operator in obtaining goods and services for the flights. During 2017, the Company paid $1,269,867 for business-related use of these aircraft, including by our executives and directors. Our use of these aircraft was authorized by the Audit Committee, which believes that this arrangement provides us with substantial value because our cost is significantly less than the cost we would incur if we were to charter aircraft from another charter operator and pay market rates.

Employed Family Members

Amy Morhaime, a long-tenured employee of the Company, is the wife of Mr. Morhaime, Blizzard’s Chief Executive Officer. In 2017, Ms. Morhaime received an aggregate of $433,463 in cash compensation, consisting of salary and bonuses. She was also awarded (1) 895 performance-based vesting restricted share units, the number of which assumes maximum performance (whereas target performance would result in the vesting of 715 shares), which vest (subject to her continued employment) on March 30, 2021, based upon the level of performance measured by reference to Blizzard Adjusted Operating Income for 2018, 2019, and 2020, and (2) an option to purchase 1,372 shares of our Common Stock, which vests (subject to her continued employment) in three equal installments on each of November 6, 2018, 2019, and 2020. The elements of her compensation are consistent with the compensation provided to other employees of the same level with similar responsibilities.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    87

Back to Contents

AUDIT-RELATED MATTERS

Independent Registered Public Accounting Firm Fees

The table below sets forth the categories and amounts (including out-of-pocket expenses incurred by PwC in connection with providing such services and billed to us) paid to PwC for the years ended December 31, 2017 and 2016.

	Year Ended
	December 31, 2017	December 31, 2016
Audit Fees(1)	$7,616,887	$8,131,163
Audit-Related Fees(2)	—	635,000
Tax Fees(3)	3,264,112	3,199,051
All Other Fees(4)	34,200	34,200
TOTAL	$10,915,199	$11,999,414
(1)

Audit Fees: This category includes services provided in connection with the annual audit of our financial statements (including required quarterly reviews of financial statements included in our Quarterly Reports on Form 10-Q), services provided in connection with the annual audit of our internal control over financial reporting, as required by Section 404 of the Sarbanes Oxley Act of 2002, statutory audits required for certain of our non-U.S. subsidiaries, consents, assistance with and review of documents filed with the SEC, and other services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)

Audit-Related Fees: This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including employee benefit plan audits and accounting consultations in connection with acquisition activity, as well as, for 2016, consultations in connection with the future adoption of new accounting pronouncements and assurance services related to our debt refinancing.

(3)

Tax Fees: This category includes services rendered for U.S. and foreign tax compliance and returns, transfer pricing, research and development tax credit, and other technical tax consulting.

(4)

All Other Fees: This category includes fees for all other services except those described above. Amounts relate to assistance with the Company’s XBRL filings, assistance with international industry filings, and license fees paid for an online research tool.

Pre-Approval Policies and Procedures

In accordance with its charter, the Audit Committee must approve all audit and non-audit services before they are provided by PwC.

At the beginning of each year, the Audit Committee approves a budget with respect to audit and non-audit services expected to be provided during the year by PwC. Within that budget, the Audit Committee approves spending attributable to specified classes of services that PwC has historically provided. If proposed services do not fall within one of the classes pre-approved at the beginning of the year and the related fees are expected to be equal to or greater than $50,000, the services must be pre-approved by the chairperson of the Audit Committee and reported to the Audit Committee at its full next meeting. Further, if proposed services would result in the aggregate spending in a particular category—audit, audit-related, tax, and all other—exceeding the pre-approved annual budget for that category of services, those proposed services must first be pre-approved by the chairperson of the Audit Committee and reported to the Audit Committee at its next full meeting.

All services provided to the Company by PwC for 2017 were approved by the Audit Committee in accordance with these pre-approval policies and procedures.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    88

Back to Contents

Audit Committee Report

Roles and Responsibilities: Management is responsible for our system of internal control over financial reporting. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States), and for issuing a report thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and our system of internal control over financial reporting.

Required Disclosures and Discussions: The Audit Committee has reviewed and discussed with both management and our independent registered public accounting firm all annual financial statements prior to their issuance. In connection with these reviews, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles (i.e., GAAP), and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Public Company Accounting Oversight Board auditing standard AS 1301, including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosure in the financial statements. The Audit Committee also discussed with our independent registered public accounting firm matters relating to such firm’s independence, including a review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the Audit Committee as required by applicable requirements of the Public Company Accounting Oversight Board (Independence Discussions with Audit Committees).

Committee Recommended Including the Financial Statements in the Annual Report: Taking all of these reviews and discussions into account, all of the Audit Committee members, whose names are listed below, recommended to our Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the period ended December 31, 2017 for filing with the SEC.

Members of the Audit Committee

Robert Corti (Chairperson), Hendrik Hartong III, and Robert Morgado

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    89

Back to Contents

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed PwC to serve as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2018. Please see “Audit-Related Matters—Independent Registered Public Accounting Firm Fees” above for a description of the services provided to us by PwC during the years ended December 31, 2017 and 2016.

The Company has engaged PwC as our independent registered public accounting firm since the Vivendi Games Combination. PwC was also the independent registered public accounting firm for the Company (then known as Activision, Inc.) from 2001 until the consummation of that transaction (but, as it was treated as a “reverse acquisition” and PwC did not audit the financial statements of our “accounting acquirer”, Vivendi Games, we technically changed accountants at that time).

The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage a different independent registered public accounting firm. During these reviews, the committee considers, among other things:

•

the quality and efficiency of the services provided by PwC, including input from our management on PwC’s performance, including its effectiveness at demonstrating independent judgment, objectivity, and professional skepticism;

•

the quality and candor of PwC’s communications with the Audit Committee and our management;

•

external data on PwC’s audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on PwC and its peer firms;

•

PwC’s independence and its processes for maintaining its independence;

•

PwC’s technical expertise and knowledge of the Company’s global operations and industry;

•

PwC’s global capabilities; and

•

the appropriateness of PwC’s fees, PwC’s tenure as our independent registered public accounting firm, including the benefits of a longer tenure, and the controls and processes in place that help ensure PwC’s continued independence.

Benefits of Long Tenure	Independence Controls
•

Enhanced audit quality—PwC has significant institutional knowledge and deep expertise regarding the Company’s global business, accounting policies and practices, and internal control over financial reporting, and this enhances audit quality.

•

Competitive fees—In part because of PwC’s familiarity with the Company, we believe the fees we pay PwC are competitive with those of other independent registered public accounting firms.

•

Avoid costs and onboarding associated with new auditor— Bringing on a new auditor requires expenses related to educating the new auditor and a significant time commitment that could distract from our management’s focus on financial reporting and internal controls.

•

Audit Committee oversight—Oversight includes regular private sessions with PwC, discussion with PwC about the scope of its audit, a comprehensive annual evaluation when determining whether to continue to engage PwC, and direct involvement by the Audit Committee and its chairperson in the selection of the new lead partner in connection with the mandated rotation of that position every five years.

•

Rigorous limits on non-audit services—We require Audit Committee pre-approval of non-audit services, prohibit certain types of non-audit services that otherwise would be permissible under SEC rules, and only engage PwC when it is best-suited for the job.

•

PwC’s strong internal independence process—PwC conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account, and rotates the lead engagement partner consistent with independence requirements.

•

Strong regulatory framework—PwC, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews, and PCAOB and SEC oversight.

•

Restrictions on hiring—The Audit Committee has adopted restrictions on our hiring of current or former partners and employees of the Company’s independent registered public accounting firm.

Based on the most recent such evaluation, the Audit Committee and the Board believe that retaining PwC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018 is in the best interests of the Company and its stockholders. While our Audit Committee has the responsibility for selecting our auditors, and stockholder approval is not required for the appointment of PwC as our independent registered public accounting firm, we believe that our stockholders should have the opportunity to ratify such appointment and we are requesting that they do so at the Annual Meeting.

Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    90

Back to Contents

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of proposal 3. In the event our stockholders fail to ratify the appointment, our Audit Committee will reconsider its selection next year. Even if the appointment is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

Your Board unanimously recommends that you vote FOR the ratification of the appointment of PwC as the Company’s independent registered public accounting firm.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    91

Back to Contents

BENEFICIAL OWNERSHIP MATTERS

Security Ownership of our Officers and Directors

The following table sets forth information, as of April 1, 2018, with respect to the beneficial ownership of our Common Stock by (1) our named executive officers, (2) each director and each nominee for election as director, and (3) all current executive officers and directors as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by such stockholder.

Name	Shares of Activision Blizzard Beneficially Owned
	Shares Owned		Right to Acquire	(1)	Total Shares Owned plus Right to Acquire	Percent of Outstanding Shares	(2)
Reveta Bowers	0		458	(3)	458		*
Robert Corti	106,518	(4)	0		106,518		*
Dennis Durkin	112,329		87,720	(5)	200,049		*
Hendrik Hartong III	27,174	(6)	0		27,174		*
Collister Johnson	0		0		0		*
Brian Kelly	5,053,056	(7)	80,676	(5)	5,133,732		*
Robert Kotick	3,485,455	(9)	0		3,485,455		*
Barry Meyer	36,554	(10)	0		36,554		*
Robert Morgado	85,832	(11)	108,000	(5)	193,832		*
Michael Morhaime	417,529	(12)	0		417,529		*
Spencer Neumann	26,305		29,603	(5)	55,908		*
Peter Nolan	59,565	(13)	0		59,565		*
Casey Wasserman	18,563	(14)	0		18,563		*
Elaine Wynn	23,265		0		23,265		*
Riccardo Zacconi	0		23,069	(15)	23,069		*
All current directors and executive officers as a group (17 persons)	9,499,349	(16)	329,526	(17)	9,828,875	1.29%
*

Less than 1%.

(1)

Consists of shares of our Common Stock that may be acquired upon (a) the exercise of stock options to purchase shares of our Common Stock that are exercisable on or within 60 days of April 1, 2018 (i.e., by May 31, 2018) and (b) the vesting of restricted share units reflecting the right to receive shares of our Common Stock that vest, or the settlement of vested restricted share units that settle, within 60 days of April 1, 2018 (i.e., by May 31, 2018).

(2)

The percent of outstanding shares was calculated by dividing the number of shares of our Common Stock beneficially owned by each beneficial owner or group of beneficial owners as of April 1, 2018 (including the number of shares that each beneficial owner or group of beneficial owners had the right to acquire within 60 days of that date) by the sum of (a) the total number of shares of our Common Stock outstanding on that date (i.e., 760,868,347) and (b) the number of shares that may be acquired by such beneficial owner or group of beneficial owners within 60 days of that date.

(3)

Consists of restricted share units, each representing the conditional right to receive one share of our Common Stock.

(4)

Consists of shares held jointly by Mr. Corti and his wife, JoAnn Corti, who share voting and investment power with respect to such shares.

(5)

Consists of options to purchase shares of our Common Stock.

(6)

Consists of (a) 22,674 shares directly held by Mr. Hartong, (b) 2,500 shares held in a trust for one of Mr. Hartong’s sons, (c) 1,000 shares held in a trust for another of Mr. Hartong’s sons, and (d) 1,000 shares held in a trust for Mr. Hartong’s daughter.

(7)

Consists of (a) 7,057 shares directly held by Mr. Kelly, (b) 1,324,721 shares held by ASAC TJKS LLC, a limited liability company managed by Mr. Kelly, (c) one share held by ASAC II LLC, a limited liability company of which Messrs. Kelly and Kotick are the managers, as to which Mr. Kelly disclaims beneficial ownership except to the extent of his pecuniary interest therein, (d) 1,092,352 shares held by the 115190D Trust, of which Mr. Kelly is a member of the distribution committee and to which he serves as the investor advisor, as to which Mr. Kelly disclaims beneficial ownership, (e) 2,486,777 shares held by the 31427N Trust, of which Mr. Kelly is the trustee, as to which Mr. Kelly disclaims beneficial ownership, and (f) 142,148 shares held by the Brian & Joelle Kelly Family Foundation, a charitable foundation of which Mr. Kelly is a trustee, as to which Mr. Kelly disclaims beneficial ownership.

(8)

Consists of (a) options to purchase 80,676 shares of our Common Stock and (b) 981 restricted share units, each representing the conditional right to receive one share of our Common Stock.

(9)

Consists of (a) 2,003,156 shares of our Common Stock held in the 10122B Trust, of which Mr. Kotick is the trustee and the sole beneficiary, (b) one share held by ASAC II LLC, a limited liability company of which Messrs. Kelly and Kotick are the managers, as to which Mr. Kotick disclaims beneficial ownership except to the extent of his pecuniary interest therein, (c) 508,790 shares held in grantor retained annuity trusts for the benefit of Mr. Kotick’s immediate family, as to which Mr. Kotick disclaims beneficial ownership, and (d) 973,508 shares held in the 1011 Foundation, Inc., a charitable foundation of which Mr. Kotick is the president, as to which Mr. Kotick disclaims beneficial ownership.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    92

Back to Contents

(10)

Consists of (a) 18,277 shares held by The Barry Meyer Separate Property Trust, a trust for the benefit of Mr. Meyer’s wife and children of which Mr. Meyer is the trustee, and (b) 18,277 shares held by The Barry and Wendy Meyer Trust, of which Mr. Meyer and his wife, Wendy Meyer, are co-trustees and share voting and investment power with respect thereto.

(11)

Consists of (a) 46,341.32 shares of our Common Stock held by Mr. Morgado and (b) 39,491.68 shares held by the Robert J. and Mary Lou Morgado Charitable Trust, a charitable foundation of which Mr. Morgado is a trustee, as to which Mr. Morgado disclaims beneficial ownership.

(12)

Consists of (a) 401,354 shares of our Common Stock held by the Michael Morhaime Revocable Trust and (b) 16,175 shares of our Common Stock held by Mr. Morhaime’s wife, who is employed by Blizzard.

(13)

Consists of (a) 4,773 shares of our Common Stock held by Mr. Nolan and (b) 54,792 shares held by the Nolan Family Trust.

(14)

Consists of (a) 18,556 shares of our Common Stock held by the Casey Wasserman Living Trust, (b) 5.46 shares held by Mr. Wasserman’s wife, and (c) two shares held by Mr. Wasserman’s son.

(15)

Consists of (a) options to purchase 16,032 shares of our Common Stock and (b) 7,037 restricted share units, each representing the conditional right to receive one share of our Common Stock.

(16)

Includes shares of our Common Stock held indirectly by the individuals named in the table, as described above, and shares held by the Company’s executive officers not named in the table.

(17)

Includes (a) options to purchase 322,031 shares of our Common Stock and (b) 7,495 restricted share units, each representing the conditional right to receive one share of our Common Stock.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    93

Back to Contents

Security Ownership of Holders of More Than 5% of Our Common Stock

The following table sets forth information as to any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of our Common Stock. The information in the table is based on a review of filings made with the SEC on Schedules 13D and 13G and the assumption that each of the persons named in the table continued to own the number of shares reflected in the table on April 1, 2018. As of April 1, 2018, there were 760,868,347 shares of our Common Stock outstanding.

	Shares of Activision Blizzard Beneficially Owned		Percent of Outstanding Shares
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	54,967,202	(1)	7.22%
FMR LLC 245 Summer Street Boston, Massachusetts 02210	96,775,723	(2)	12.72%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	52,186,438	(3)	6.86%
(1)

This information is based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 29, 2018. BlackRock, Inc. and various of its direct and indirect subsidiaries, in their various fiduciary and other capacities, had sole voting power over 46,433,133 shares of our Common Stock and sole dispositive power over 54,967,203 shares of our Common Stock.

(2)

This information is based on a Schedule 13G/A filed with the SEC jointly by FMR LLC and Abigail P. Johnson on February 13, 2018. FMR LLC and various of its direct and indirect subsidiaries, in their various fiduciary and other capacities, had sole voting power over 12,256,134 shares of our Common Stock and sole dispositive power over 96,775,723 shares of our Common Stock.

(3)

This information is based on a Schedule 13G/A filed with the SEC by The Vanguard Group on February 8, 2018. The Vanguard Group and various of its direct and indirect subsidiaries, in their various fiduciary and other capacities, had sole voting power over 1,070,528 shares of our Common Stock, shared voting power over 145,931 shares of our Common Stock, sole dispositive power over 50,995,296 shares of our Common Stock, and shared dispositive power over 1,191,142 shares of our Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Those persons are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of Section 16(a) forms furnished to us and written representations from each person who was an executive officer or director during the year who did not file a Form 5 for 2017 that no such Form 5 was required, we believe that during 2017, all of our executive officers, directors, and persons who beneficially owned more than 10% of our Common Stock complied with all filing requirements of Section 16(a) of the Exchange Act on a timely basis, with the exception of Mr. Nolan, who delinquently reported, on a filing made on June 8, 2017, two purchases of our Common Stock, and Mr. Kotick, who delinquently reported, on a filing made on August 9, 2017, a sale of our Common Stock by an UTMA managed by an independent trustee for the benefit of his children.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    94

Back to Contents

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information, as of December 31, 2017, with respect to shares of our Common Stock that may be issued under our existing equity compensation plans.

Plan Category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants, and rights (#)	(1)	Weighted average exercise price of outstanding options, warrants, and rights ($)	(2)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (#)	(3)
Equity compensation plans approved by stockholders:
Activision, Inc. 2007 Incentive Plan (the “2007 Plan”)	271,100		15.97		—
Activision Blizzard, Inc. 2008 Incentive Plan, as amended and restated (the “2008 Plan”)	2,462,652		13.50		—
Activision Blizzard, Inc. 2014 Incentive Plan (i.e., the 2014 Plan)(4)	20,044,944	(5)	39.28		33,356,351	(6)
All stockholder approved plans	22,778,696	(5)	34.64		33,356,351
Equity compensation plans not approved by stockholders:
None	—		N/A		—
All non-stockholder approved plans	—		N/A		—
TOTAL	22,778,696	(5)	34.64		33,356,351
(1)

Reflects options to purchase shares of our Common Stock and, in the case of the 2008 Plan, 25,000 restricted share units, each reflecting the right to receive a share of our Common Stock, and, in the case of the 2014 Plan, 7,851,505 restricted share units, 7,639,877 of which have vesting tied to performance, each reflecting the right to receive a share of our Common Stock. This table excludes an aggregate of 6,554,399 shares issuable upon exercise of outstanding options and vesting of outstanding restricted share units assumed by the Company in connection with the King Acquisition. The weighted average exercise price of the excluded options is $34.28.

(2)

As there is no exercise price for restricted share units, the values in this column represent the weighted average exercise price of any outstanding stock options under the relevant plan.

(3)

Upon adoption of the 2008 Plan, we ceased making awards under the 2007 Plan, although it remains in effect and continues to govern outstanding awards thereunder. Similarly, upon the adoption of the 2014 Plan, we ceased making awards under the 2008 Plan. Together, the 2007 Plan and the 2008 Plan are referred to herein as the “Rolled Up Plans”.

(4)

The 2014 Plan permits the granting of non-qualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance units, and any other equity-based awards to our and any of our subsidiaries’ directors, officers, and other employees and consultants.

(5)

The number of shares assumes target performance for all outstanding unvested performance-based vesting restricted share units. If achievement of maximum performance is assumed, the number of shares of Common Stock to be issued upon exercise of outstanding options, warrants, and rights as of December 31, 2017 would be 23,039,682 shares under the 2014 Plan and 25,773,434 shares under all stockholder approved plans.

(6)

The number of shares reserved for issuance under the 2014 Plan may be increased from time to time by: (X) the number of shares relating to awards outstanding under any Rolled Up Plan that: (a) expire, or are forfeited, terminated or canceled, without the issuance of shares; (b) are settled in cash in lieu of shares; or (c) are exchanged, prior to the issuance of shares of our Common Stock, for awards not involving our Common Stock; (Y) if the exercise price of any stock option outstanding under any Rolled Up Plan is, or the tax withholding requirements with respect to any award outstanding under any Rolled Up Plan are, satisfied by withholding shares otherwise then deliverable in respect of the award or the actual or constructive transfer to the Company of shares already owned, the number of shares equal to the withheld or transferred shares; and (Z) if a SAR is exercised and settled in shares, the number of shares equal to the difference between the total number of shares with respect to which the award is exercised and the number of shares actually issued or transferred. The number of shares available for issuance under the 2014 Plan, as reflected in this table, assumes target performance of outstanding performance-based vesting restricted share units. If achievement of maximum performance is assumed, the number available for issuance under the 2014 Plan as of December 31, 2017 would be 30,361,613 shares.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    95

Back to Contents

DIRECTOR NOMINATIONS AND OTHER STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING; COMMUNICATING WITH OUR BOARD

Q:

How do I nominate a director for election at the 2019 annual meeting and what is the deadline for that submission?

A:

Under our Bylaws, stockholders who are entitled to vote at the meeting may nominate a person for election to our Board at the 2019 annual meeting of our stockholders by providing proper notice to us in a timely manner. The stockholder must also be a stockholder of record of Activision Blizzard at the time of the giving of the notice. For such a nomination to be considered timely, we must receive it no earlier than February 14, 2019 and no later than March 16, 2019 (unless the date of our 2019 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case the notice must be submitted no earlier than 120 days prior to the meeting and no later than the later of the 90th day before the meeting and the 10th day following the day on which notice of the date of the meeting is first mailed to the stockholders or public disclosure of the date of the annual meeting is first made, whichever first occurs). To be proper, the notice must be in writing and contain all of the information required by our Bylaws (e.g., a description of any material interest of such person or the stockholder nominating him or her and other information that would be required to be included in our proxy statement for the meeting if such person was nominated by our Board) and include such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected.

In addition, we have a “proxy access” provision in our Bylaws that permits a stockholder, or group of no more than 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, to nominate and include in our proxy materials for an annual meeting director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. For a proxy access nomination to be considered timely for the 2019 annual meeting, we must receive it no earlier than December 1, 2018 and no later than December 31, 2018 (unless the date of our 2019 annual meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the Annual Meeting, in which case the notice must be submitted no earlier than 150 days prior to the meeting and not later than the later of the 120th day before the meeting and the 10th day following the day on which notice of the date of the meeting is first mailed to the stockholders or public disclosure of the date of the annual meeting is first made, whichever first occurs). To be proper, any such proxy access nomination must be in writing and contain all of the information required by our Bylaws (e.g., a description of any material interest of such person or the stockholder(s) nominating him or her and other information that would be required to be included in our proxy statement for the meeting if such person was nominated by our Board) and include such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected.

Any such nomination should be sent to our Corporate Secretary at Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405.

Stockholders may also submit director candidates directly to our Nominating and Corporate Governance Committee for consideration, as described under “Corporate Governance Matters—Board of Directors and Committees—Identification of Candidates for Election to our Board—Stockholder Recommendation of Director Candidates”.

Q:

How do I submit a proposal for the 2019 annual meeting and what is the deadline for that submission?

A:

Any stockholder may present a proposal for inclusion in our proxy statement for, and for consideration at, the 2019 annual meeting of our stockholders by submitting his or her proposal to us in writing, in a timely manner. The stockholder must also be a stockholder of record of Activision Blizzard at the time of the giving of the notice. For such notice to be considered timely, we must receive it on or before December 31, 2018 (unless the date of our 2019 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case the proposal must be received a reasonable time before we begin

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    96

Back to Contents

to print and mail our proxy materials for our 2019 annual meeting). For such proposal to be included in our proxy statement, it must otherwise be in compliance with Rule 14a-8 under the Exchange Act (e.g., it must be a proper subject for action by stockholders under the Delaware General Corporation Law).

Stockholders who wish to present proposals before our 2019 annual meeting, but do not intend for those proposals to be included in the proxy statement for that meeting, may utilize the procedure in our Bylaws. Under our Bylaws, such proposals may be made by stockholders who are entitled to vote at the meeting by providing proper notice to us in a timely manner containing the information required by our Bylaws. The stockholder must also be a stockholder of record of Activision Blizzard at the time of the giving of the notice. For such notice to be considered timely, we must receive it within the time period for the submission of director candidates, described under the immediately preceding question. To be proper, the notice must be in writing and contain all of the information required by our Bylaws (e.g., a brief description of the business, the proposed text of any proposal regarding such business, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder and the information that would be required to be included in our proxy statement for the meeting if such proposed business were to be brought by our Board) and it must pertain to business that is a proper matter for stockholder action under the Delaware General Corporation Law.

Any such proposal should be sent to our Corporate Secretary at Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405.

Q:

How do I communicate with the Board?

A:

We think that communication with our stockholders is very important. To communicate directly with our full Board, our independent directors, any committee of our Board, any other group of directors or any individual director, stockholders may send written correspondence addressed to such director or directors in care of our Corporate Secretary at Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405.

In accordance with our Corporate Governance Principles and Policies, all communications addressed to our Board or one or more directors will be opened by our Corporate Secretary or his or her designee to determine whether the contents contain a message to one or more of our directors. Communications that relate to our accounting practices, internal accounting controls or auditing matters will be referred to the chairperson of the Audit Committee. Any other communications that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, in the reasonable judgment of the Corporate Secretary or his or her designee, inappropriate for our Board, will be forwarded promptly to the addressee(s). In the case of communications to our Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the communication is addressed.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    97

Back to Contents

AVAILABILITY OF PROXY MATERIALS ON THE INTERNET; DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS; FINANCIAL AND OTHER INFORMATION

Q:

What do I do if I only received a printed notice about the availability of the proxy materials on the internet and want a physical copy in the future?

A:

In lieu of distributing a printed copy of proxy materials for the Annual Meeting to each of our stockholders, we are making this proxy statement and our annual report for the period ended December 31, 2017 available to our stockholders on the internet. Each of our stockholders who, as of the date on which such notice is mailed, has not requested to receive all proxy materials from us in printed form or via email will receive a printed notice regarding the internet availability of those materials, which will include instructions on how to access them, as well as how to vote online.

If you received the notice and would prefer to receive a copy of the materials for the Annual Meeting or future annual meetings of our stockholders via email or would prefer to receive a printed copy of those materials via mail, in each case at no charge, please follow the instructions for obtaining the materials on the notice.

Q:

What do I do if I received a physical copy of the proxy materials and only want an electronic copy in the future?

A:

If you received a printed copy of these materials and would prefer, in the future, to receive them via email or to receive a printed notice regarding their availability on the internet, please call our Investor Relations department at (310) 255-2000 or submit a request in writing to Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405, Attention: Investor Relations, or by email to ir@activision.com.

Q:

What do I do if my family received multiple copies of the proxy materials and only wants one? What do I do if my family only received one copy of the proxy materials but wants one for each member holding stock?

A:

The SEC has adopted rules that permit companies to deliver a single notice regarding the availability of proxy materials on the internet or a single copy of proxy materials to multiple stockholders sharing an address, unless a company has received contrary instructions from one or more of the stockholders at that address. In accordance with those rules, we may deliver a single notice or copy of proxy materials to multiple stockholders sharing an address but, upon request, will promptly deliver a separate notice or a separate copy of proxy materials to one or more stockholders at a shared address to which a single notice or a single copy of proxy materials was delivered. Stockholders may request a separate notice or a separate copy of proxy materials by calling our Investor Relations department at (310) 255-2000 or by mailing a request to our Corporate Secretary at Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405. Stockholders at a shared address who receive multiple notices or multiple copies of proxy materials may request to receive a single notice or a single copy of proxy materials in the future in the same manner as described above.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    98

Back to Contents

Q:

How can I get a copy of the 2017 annual report to stockholders or the 2017 10-K?

A:

Our annual report to stockholders for the period ended December 31, 2017, including financial statements, is being provided to our stockholders at the same time as this proxy statement. If you would like to receive a copy of our 2017 10-K, or any of the exhibits listed therein, please call our Investor Relations department at (310) 255-2000 or submit a request in writing to Activision Blizzard, Inc., 3100 Ocean Park Boulevard, Santa Monica, California 90405, Attention: Investor Relations, or by email to ir@activision.com, and we will provide you with our 2017 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (i.e., the expenses we incur in providing you with the requested exhibits).

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    99

Back to Contents

OTHER MATTERS

Costs of the Annual Meeting and Proxy Solicitation

The Company will bear the entire cost of the Annual Meeting and this proxy solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy card, the notice regarding the internet availability of proxy materials, and any additional solicitation materials we send to stockholders. We have retained D.F. King & Co., Inc. as proxy solicitor for a fee of $20,000 plus its out-of-pocket expenses. In addition, proxies may be solicited, personally or by mail, telephone or email or other electronic means, by our directors, officers, and employees without additional compensation. We will also reimburse brokers, banks, and other nominees holding shares for beneficial owners of our Common Stock for their expenses in forwarding the proxy materials to those beneficial owners.

Other Matters Coming Before the Annual Meeting

Our Board knows of no matters other than those described in this proxy statement that are expected to come before the Annual Meeting. Pursuant to our Bylaws, the deadline for stockholders to notify us of any proposals or director nominations to be presented for action at the Annual Meeting has passed. The proxy may be voted at the discretion of the named proxies on matters incident to the conduct of the meeting.

YOUR VOTE IS IMPORTANT.

Accordingly, whether or not you plan to attend the Annual Meeting, you are urged to promptly vote your shares by proxy. You may vote your shares by proxy by following the instructions under the heading “Procedural Matters” in this proxy statement. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you so desire.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    100

Back to Contents

HELPFUL RESOURCES

Annual Meeting
Proxy Statement	investor.activision.com/sec.cfm
Annual Report	investor.activision.com/annual-reports.cfm
Voting for Record Holders	www.proxyvote.com
SEC Information on Proxy Matters	www.sec.gov/spotlight/proxymatters.shtml
Board of Directors
Board of Directors	www.activisionblizzard.com/board-of-directors
Audit Committee Charter	investor.activision.com/audit-committee-charter-0
NCGC Charter	investor.activision.com/nominating-and-corporate-governance-committee-charter-1
Compensation Committee Charter	investor.activision.com/compensation-committee-charter-0
Financial Reporting
Annual Reports	investor.activision.com/annual-reports.cfm
Quarterly Reports	investor.activision.com/results.cfm
Company Business
Corporate Website	www.activisionblizzard.com/
Senior Corporate Management	www.activisionblizzard.com/senior-corporate-management
Investor Relations	investor.activision.com/
Latest News	investor.activision.com/releases.cfm
Events and Presentations	investor.activision.com/events.cfm
Governance Documents
Bylaws	investor.activision.com/by-laws
Certificate of Incorporation	investor.activision.com/certificate-incorporation-1
Code of Conduct	www.activisionblizzard.com/code-of-conduct/
Corporate Governance Principles and Policies	investor.activision.com/corporate-governance-principles-and-policies-1
Executive Stock Ownership Guidelines	investor.activision.com/executive-stock-ownership-guidelines-0
Policy on Recoupment of Performance-Based Compensation Related to Certain Financial Restatements	investor.activision.com/policy-recoupment-performance-based-compensation
Related Person Transactions Policy	investor.activision.com/related-person-transactions-policy-0

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    101

Back to Contents

APPENDIX A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

Activision Blizzard,Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Non-GAAP Measures for 2017

(Amounts in millions, except earnings per share data)

Year Ended December 31, 2017	Net Revenues	Cost of Revenues– Product Sales: Product Costs	Cost of Revenues– Product Sales: Software Royalties and Amorti- zation	Cost of Revenues– Subs/Lic/ Other: Game Operations and Distribution Costs	Cost of Revenues– Subs/Lic/ Other: Software Royalties and Amorti– zation	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement	$7,017	$733	$300	$984	$484	$1,069	$1,378	$760	$5,708
Share-based compensation(1)	—	—	(10)	(1)	(3)	(57)	(15)	(92)	(178)
Amortization of intangible assets(2)	—	—	(3)	—	(438)	—	(308)	(8)	(757)
Fees and other expenses related to the King Acquisitions(3)	—	—	—	—	—	—	—	(15)	(15)
Restructuring costs(4)	—	—	—	—	—	—	—	(15)	(15)
Other non-cash charges(5)	—	—	—	—	—	—	—	(14)	(14)
Discrete tax-related items(6)	—	—	—	(10)	—	(6)	(16)	(7)	(39)
Non-GAAP Measurement	$7,017	$733	$287	$973	$43	$1,006	$1,039	$609	$4,690
Net effect of deferred revenues and related cost of revenues(7)	$139	$25	$35	$1	$7	$—	$—	$—	$68
	Operating Income	Net Income	Basic Earnings per Share	Diluted Earnings per Share
GAAP Measurement	$1,309	$273	$0.36	$0.36
Share-based compensation(1)	178	178	0.24	0.23
Amortization of intangible assets(2)	757	757	1.00	0.99
Fees and other expenses related to the King Acquisition(3)	15	22	0.03	0.03
Restructuring costs(4)	15	15	0.02	0.02
Other non-cash charges(5)	14	14	0.02	0.02
Loss on extinguishment of debt(8)	—	12	0.02	0.02
Income tax impacts from items above(9)	—	(368)	(0.49)	(0.48)
Discrete tax-related items(6)	39	794	1.05	1.04
Non-GAAP Measurement	$2,327	$1,697	$2.25	$2.21
Net effect of deferred revenues and related cost of revenues(7)	$71	$52	$0.07	$0.07

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    102

Back to Contents

(1)

Includes expenses related to share-based compensation.

(2)

Reflects amortization of intangible assets from purchase price accounting.

(3)

Reflects fees and other expenses related to the King Acquisition, inclusive of related debt financings and integration costs.

(4)

Reflects restructuring charges, primarily severance costs.

(5)

Reflects a non-cash accounting charge to reclassify certain cumulative translation (gains) losses into earnings due to the substantial liquidation of certain of our foreign entities.

(6)

Reflects the impact of significant discrete tax-related items, including amounts related to changes in tax laws (including a reasonable estimate of the impact of the TCJA enacted in December 2017, as provided for in accordance with SEC guidance), amounts related to the potential or final resolution of tax positions, and/or other unusual or unique tax-related items and activities.

(7)

Reflects the net effect from deferral of revenues and (recognition) of deferred revenues, along with related cost of revenues, on certain of our online enabled products, including the effects of taxes.

(8)

Reflects the loss on extinguishment of debt from refinancing activities.

(9)

Reflects the income tax impact associated with the above items. Tax impact on non-GAAP pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

The GAAP and non-GAAP earnings per share information is presented as calculated. The sum of these measures, as presented, may differ due to the impact of rounding.

Reconciliation of GAAP Net Income to Non-GAAP Measures for 2016

(Amounts in millions, except earnings per share data)

Year Ended December 31, 2016	Net Revenues	Cost of Revenues– Product Sales: Product Costs	Cost of Revenues– Product Sales: Software Royalties and Amortization	Cost of Revenues– Subs/Lic/ Other: Game Operations and Distribution Costs	Cost of Revenues– Subs/Lic/ Other: Software Royalties and Amortization	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement	$6,608	$741	$331	$851	$471	$958	$1,210	$634	$5,196
Share-based compensation(1)	—	—	(20)	(2)	(2)	(47)	(15)	(73)	(159)
Amortization of intangible assets(2)	—	—	(8)	—	(424)	—	(266)	(8)	(706)
Fees and other expenses related to the King Acquisition(3)	—	—	—	—	—	—	—	(47)	(47)
Non-GAAP Measurement	$6,608	$741	$303	$849	$45	$911	$929	$506	$4,284
Net effect of deferred revenues and related cost of revenues(4)	$(9)	$(39)	$3	$12	$5	$—	$—	$—	$(19)

	Operating Income	Net Income	Basic Earnings per Share	Diluted Earnings per Share
GAAP Measurement	$1,412	$966	$1.30	$1.28
Share-based compensation(1)	159	159	0.21	0.21
Amortization of intangible assets(2)	706	706	0.95	0.93
Fees and other expenses related to the King Acquisition(3)	47	54	0.07	0.07
Loss on extinguishment of debt(5)	—	92	0.12	0.12
Income tax impacts from items above(6)	—	(327)	(0.44)	(0.43)
Non-GAAP Measurement	$2,324	$1,650	$2.22	$2.18
Net effect of deferred revenues and related cost of revenues(4)	$10	$20	$0.03	$0.02

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    103

Back to Contents

(1)

Includes expenses related to share-based compensation.

(2)

Reflects amortization of intangible assets from purchase price accounting.

(3)

Reflects fees and other expenses related to the King Acquisition, inclusive of related debt financings and integration costs.

(4)

Reflects the net effect from deferral of revenues and (recognition) of deferred revenues, along with related cost of revenues, on certain of our online enabled products, including the effects of taxes.

(5)

Reflects the loss on extinguishment of debt from refinancing activities.

(6)

Reflects the income tax impact associated with the above items. Tax impact on non-GAAP pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

The GAAP and non-GAAP earnings per share information is presented as calculated. The sum of these measures, as presented, may differ due to the impact of rounding.

Reconciliation of Operating Segments and Consolidated Net Revenues and Income from Operations

(Amounts in millions)

Year Ended:	December 31, 2017				December 31, 2016				$ Increase / (Decrease)				% Increase / (Decrease)
	Activi- sion	Bli- zzard	King	Total	Activi- sion	Bli- zzard	King	Total	Activi- sion	Bli- zzard	King	Total	Activi- sion	Bli- zzard	King	Total
Segment Revenues
Net revenues from external customers	$2,628	$2,120	$1,998	$6,746	$2,220	$2,439	$1,586	$6,245	$408	$(319)	$412	$501	18%	(13)%	26%	8%
Intersegment net revenues(1)	—	19	—	19	—	—	—	—	—	19	—	19	—	—	—	—
Segment net revenues	$2,628	$2,139	$1,998	$6,765	$2,220	$2,439	$1,586	$6,245	$408	$(300)	$412	$520	18	(12)	26	8
Segment operating income	$1,005	$712	$700	$2,417	$788	$995	$537	$2,320	$217	$(283)	$163	$97	28%	(28)%	30%	4%
Operating Margin from Total Reportable Segments				35.7%				37.1%
(1) Intersegment revenues reflect licensing and service fees charged between segments.

Our operating segments are consistent with the manner in which our operations are reviewed and managed by our Chief Executive Officer, who is our chief operating decision maker (“CODM”). The CODM reviews segment performance exclusive of: the impact of the change in deferred revenues and related cost of revenues with respect to certain of our online-enabled games; share-based compensation expense; amortization of intangible assets as a result of purchase price accounting; fees and other expenses (including legal fees, costs, expenses and accruals) related to acquisitions, associated integration activities, and financings; certain restructuring costs; and other non-cash charges. See the following page for the reconciliation tables of segment revenues and operating income to consolidated net revenues and consolidated operating income.

Our operating segments are also consistent with our internal organization structure, the way we assess operating performance and allocate resources, and the availability of separate financial information. Due to change in our internal organization and reporting structure and how we manage the business, commencing with the second quarter of 2017, our Major League Gaming business, which was previously included in Other segments, is now included in the Blizzard segment. We have also revised prior periods to reflect this change. We do not aggregate operating segments.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    104

Back to Contents

	Year Ended December 31,
	2017	2016
Reconciliation to consolidated net revenues:
Segment net revenues	$6,765	$6,245
Other segments(1)	410	354
Net effect from recognition (deferral) of deferred net revenues(2)	(139)	9
Elimination of intersegment revenues(3)	(19)	—
CONSOLIDATED NET REVENUES	$7,017	$6,608
Reconciliation to consolidated income before income tax expense:
Segment operating income	$2,417	$2,320
Other segments(1)	(19)	14
Net effect from recognition (deferral) of deferred net revenues and related cost of revenues(2)	(71)	(10)
Share-based compensation expense	(178)	(159)
Amortization of intangible assets	(757)	(706)
Fees and other expenses related to the King Acquisition(4)	(15)	(47)
Restructuring costs(5)	(15)	—
Other non-cash charges(6)	(14)	—
Discrete tax-related items(7)	(39)	—
Consolidated operating income	1,309	1,412
Interest and other expense (income), net	146	214
Loss on extinguishment of debt	12	92
CONSOLIDATED INCOME BEFORE INCOME TAX EXPENSE	$1,151	$1,106
(1)

Includes other income and expenses from operating segments managed outside the reportable segments, including our studios and distribution businesses. Also includes unallocated corporate income and expenses.

(2)

Reflects the net effect from (deferral) of revenues and recognition of deferred revenues, along with related cost of revenues, on certain of our online enabled products.

(3)

Intersegment revenues reflect licensing and service fees charged between segments.

(4)

Reflects fees and other expenses related to the King Acquisition, inclusive of related debt financings and integration costs.

(5)

Reflects restructuring charges, primarily severance costs.

(6)

Reflects a non-cash accounting charge to reclassify certain cumulative translation gains (losses) into earnings due to the substantial liquidation of certain of our foreign entities.

(7)

Reflects the impact of other unusual or unique tax-related items and activities.

ACTIVISION BLIZZARD, INC. - 2018 Proxy Statement    105

Back to Contents

CALL OF DUTY™ ENDOWMENT

OUR MISSION:

The Call of Duty Endowment helps veterans find high quality careers by supporting groups that prepare them for the job market and by raising awareness of the value vets bring to the workplace.

43,740 TOTAL JOBS SECURED

$58,350 AVERAGE STARTING SALARY

$504 AVERAGE COST PER PLACEMENT

$25M IN GRANTS MADE

*Average starting salary and cost per placement statistics are for 2017. Total jobs secured and grants made are cumulative, from founding in 2009 through the end of 2017.

FOR MORE INFORMATION AND TO DONATE, PLEASE VISIT:
www.callofdutyendowment.org

Back to Contents

Activision Blizzard Inc.
C/O Broadridge
PO Box 1342
Brentwood, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/25/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/25/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. The election of the following persons as directors of the Company to serve for a one year term as set forth in the accompanying proxy statement.

Nominees	For	Against	Abstain
01) Reveta Bowers	☐	☐	☐
02) Robert Corti	☐	☐	☐
03) Hendrik Hartong III	☐	☐	☐
04) Brian Kelly	☐	☐	☐
05) Robert Kotick	☐	☐	☐
06) Barry Meyer	☐	☐	☐
07) Robert Morgado	☐	☐	☐
08) Peter Nolan	☐	☐	☐
09) Casey Wasserman	☐	☐	☐
10) Elaine Wynn	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2. and 3.

	For	Against	Abstain
2. To request advisory approval of our executive compensation.	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018.	☐	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000382011_1 R1.0.1.17

Back to Contents

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com

ACTIVISION BLIZZARD, INC.
Annual Meeting of Shareholders
June 26, 2018 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Robert Kotick, Collister Johnson and Jeffrey Brown or any of them, as proxies, each with the power to appoint his substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common STOCK of ACTIVISION BLIZZARD, INC. that the shareholder(s) are entitled to vote at the Annual Meeting of shareholder(s) to be held at 09:00 AM, Pacific Time on 6/26/2018, at the Equity Office 3200 Ocean Park Boulevard Santa Monica, California 90405, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000382011_2 R1.0.1.17